Prospectus October 1, 2010

(as supplemented December 16, 2010, and as further supplemented

(i) April 1, 2011 for funds denoted with * and

(ii) April 18, 2011 for funds denoted with **)

Ultra ProShares

Ultra MarketCap
QLD	Ultra QQQ®
DDM	Ultra Dow30SM
SSO	Ultra S&P500®
UWC	Ultra Russell3000
MVV	Ultra MidCap400
SAA	Ultra SmallCap600
UWM	Ultra Russell2000
TQQQ	UltraPro QQQ®
UDOW	UltraPro Dow30SM
UPRO	UltraPro S&P500®
UMDD	UltraPro MidCap400
URTY	UltraPro Russell2000

Ultra Style
UVG	Ultra Russell1000 Value
UKF	Ultra Russell1000 Growth
UVU	Ultra Russell MidCap Value
UKW	Ultra Russell MidCap Growth
UVT	Ultra Russell2000 Value
UKK	Ultra Russell2000 Growth**

Ultra Sector
UYM	Ultra Basic Materials
BIB	Ultra Nasdaq Biotechnology
UGE	Ultra Consumer Goods
UCC	Ultra Consumer Services
UYG	Ultra Financials
RXL	Ultra Health Care
UXI	Ultra Industrials
DIG	Ultra Oil & Gas
URE	Ultra Real Estate
KRU	Ultra KBW Regional Banking
USD	Ultra Semiconductors
ROM	Ultra Technology
LTL	Ultra Telecommunications
UPW	Ultra Utilities

Ultra International
EFO	Ultra MSCI EAFE
EET	Ultra MSCI Emerging Markets
UPV	Ultra MSCI Europe
UXJ	Ultra MSCI Pacific ex-Japan
UBR	Ultra MSCI Brazil
XPP	Ultra FTSE China 25
EZJ	Ultra MSCI Japan
UMX	Ultra MSCI Mexico Investable Market

Ultra Fixed-Income
UST	Ultra 7-10 Year Treasury*
UBT	Ultra 20+ Year Treasury*

Short ProShares

Short MarketCap
PSQ	Short QQQ®
DOG	Short Dow30SM
SH	Short S&P500®
MYY	Short MidCap400
SBB	Short SmallCap600
RWM	Short Russell2000
QID	UltraShort QQQ®
DXD	UltraShort Dow30SM
SDS	UltraShort S&P500®
TWQ	UltraShort Russell3000
MZZ	UltraShort MidCap400
SDD	UltraShort SmallCap600
TWM	UltraShort Russell2000
SQQQ	UltraPro Short QQQ®
SDOW	UltraPro Short Dow30SM
SPXU	UltraPro Short S&P500®
SMDD	UltraPro Short MidCap400
SRTY	UltraPro Short Russell2000

Short Style
SJF	UltraShort Russell1000 Value
SFK	UltraShort Russell1000 Growth
SJL	UltraShort Russell MidCap Value
SDK	UltraShort Russell MidCap Growth
SJH	UltraShort Russell2000 Value
SKK	UltraShort Russell2000 Growth**

Short Sector
SBM	Short Basic Materials
SEF	Short Financials
DDG	Short Oil & Gas
REK	Short Real Estate
KRS	Short KBW Regional Banking
SMN	UltraShort Basic Materials
BIS	UltraShort Nasdaq Biotechnology
SZK	UltraShort Consumer Goods
SCC	UltraShort Consumer Services
SKF	UltraShort Financials
RXD	UltraShort Health Care
SIJ	UltraShort Industrials
DUG	UltraShort Oil & Gas
SRS	UltraShort Real Estate
SSG	UltraShort Semiconductors
REW	UltraShort Technology
TLL	UltraShort Telecommunications
SDP	UltraShort Utilities

Short International
EFZ	Short MSCI EAFE
EUM	Short MSCI Emerging Markets
YXI	Short FTSE China 25
EFU	UltraShort MSCI EAFE
EEV	UltraShort MSCI Emerging Markets
EPV	UltraShort MSCI Europe
JPX	UltraShort MSCI Pacific ex-Japan
BZQ	UltraShort MSCI Brazil
FXP	UltraShort FTSE China 25
EWV	UltraShort MSCI Japan
SMK	UltraShort MSCI Mexico Investable Market

Short Fixed-Income
TBF	Short 20+ Year Treasury*
PST	UltraShort 7-10 Year Treasury*
TBT	UltraShort 20+ Year Treasury*

Alpha ProShares
CSM	Credit Suisse 130/30
RALS	RAFI® Long/Short

ProShares Trust	Distributor: SEI Investments Distribution Co.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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5	Summary Section

Ultra MarketCap

6	Ultra QQQ®

10	Ultra Dow30SM

15	Ultra S&P500®

19	Ultra Russell3000

23	Ultra MidCap400

27	Ultra SmallCap600

32	Ultra Russell2000

36	UltraPro QQQ®

40	UltraPro Dow30SM

44	UltraPro S&P500®

48	UltraPro MidCap400

52	UltraPro Russell2000

Ultra Style

56	Ultra Russell1000 Value

61	Ultra Russell1000 Growth

65	Ultra Russell MidCap Value

70	Ultra Russell MidCap Growth

75	Ultra Russell2000 Value

80	Ultra Russell2000 Growth

Ultra Sector

85	Ultra Basic Materials

90	Ultra Nasdaq Biotechnology

94	Ultra Consumer Goods

99	Ultra Consumer Services

104	Ultra Financials

108	Ultra Health Care

113	Ultra Industrials

118	Ultra Oil & Gas

122	Ultra Real Estate

126	Ultra KBW Regional Banking

130	Ultra Semiconductors

135	Ultra Technology

139	Ultra Telecommunications

144	Ultra Utilities

Ultra International

148	Ultra MSCI EAFE

153	Ultra MSCI Emerging Markets

158	Ultra MSCI Europe

163	Ultra MSCI Pacific ex-Japan

168	Ultra MSCI Brazil

173	Ultra FTSE China 25

178	Ultra MSCI Japan

183	Ultra MSCI Mexico Investable Market

Ultra Fixed-Income

188	Ultra 7-10 Year Treasury

192	Ultra 20+ Year Treasury

Short MarketCap

196	Short QQQ®

200	Short Dow30SM

proshares.com ::	3

205	Short S&P500®

209	Short MidCap400

213	Short SmallCap600

217	Short Russell2000

221	UltraShort QQQ®

225	UltraShort Dow30SM

230	UltraShort S&P500®

234	UltraShort Russell3000

238	UltraShort MidCap400

243	UltraShort SmallCap600

247	UltraShort Russell2000

251	UltraPro Short QQQ®

255	UltraPro Short Dow30SM

259	UltraPro Short S&P500®

263	UltraPro Short MidCap400

267	UltraPro Short Russell2000

Short Style

271	UltraShort Russell1000 Value

275	UltraShort Russell1000 Growth

279	UltraShort Russell MidCap Value

283	UltraShort Russell MidCap Growth

288	UltraShort Russell2000 Value

292	UltraShort Russell2000 Growth

Short Sector

297	Short Basic Materials

301	Short Financials

305	Short Oil & Gas

309	Short Real Estate

313	Short KBW Regional Banking

317	UltraShort Basic Materials

322	UltraShort Nasdaq Biotechnology

326	UltraShort Consumer Goods

331	UltraShort Consumer Services

336	UltraShort Financials

340	UltraShort Health Care

344	UltraShort Industrials

348	UltraShort Oil & Gas

352	UltraShort Real Estate

356	UltraShort Semiconductors

360	UltraShort Technology

364	UltraShort Telecommunications

368	UltraShort Utilities

Short International

372	Short MSCI EAFE

377	Short MSCI Emerging Markets

382	Short FTSE China 25

386	UltraShort MSCI EAFE

391	UltraShort MSCI Emerging Markets

396	UltraShort MSCI Europe

401	UltraShort MSCI Pacific ex-Japan

406	UltraShort MSCI Brazil

411	UltraShort FTSE China 25

4	:: proshares.com

416	UltraShort MSCI Japan

421	UltraShort MSCI Mexico Investable Market

Short Fixed-Income

426	Short 20+ Year Treasury

430	UltraShort 7-10 Year Treasury

434	UltraShort 20+ Year Treasury

Alpha ProShares

438	Credit Suisse 130/30

441	RAFI® Long/Short

444	Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

465	Management of ProShares Trust

466	Determination of NAV

467	Distributions

467	Dividend Reinvestment Services

467	Taxes

469	Financial Highlights

proshares.com ::	5

Summary Section

6	:: proshares.com :: Ultra MarketCap ProShares	Ultra QQQ®

Important Information About the Fund

ProShares Ultra QQQ (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the NASDAQ-100 Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of June 30, 2010, the Index included companies with capitalizations between $2.5 billion and $228.8 billion. The average capitalization of the companies comprising the Index was approximately $21.8 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.28%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.03%
Fee Waiver/Reimbursement*	-0.08%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$320	$561	$1,252

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 32% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Ultra QQQ®	Ultra MarketCap ProShares :: proshares.com ::	7
¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the technology industry group, which comprised approximately 46.43% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

8	:: proshares.com :: Ultra MarketCap ProShares	Ultra QQQ®

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 26.17%. The Index’s highest volatility rate during the five year period was 44.82% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 3.66%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•	Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio

Ultra QQQ®	Ultra MarketCap ProShares :: proshares.com ::	9

transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 40.38%

Worst Quarter (ended 12/31/2008): -48.57%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -14.72%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	119.08%	-1.41%	06/19/2006

After Taxes on Distributions	119.08%	-2.45%	—

After Taxes on Distributions and Sale of Shares	77.40%	-1.62%	—

NASDAQ-100 Index#	54.63%	5.91%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

10	:: proshares.com :: Ultra MarketCap ProShares	Ultra Dow30SM

Important Information About the Fund

ProShares Ultra Dow30 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Dow Jones Industrial AverageSM (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no predetermined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represent the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks, instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire Index is reviewed. As of June 30, 2010, the Index included companies with capitalizations between $10 billion and $291.8 billion. The average capitalization of the companies comprising the Index was approximately $106 billion. The Index is published under the Bloomberg ticker symbol “INDU.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.24%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	0.99%
Fee Waiver/Reimbursement*	-0.04%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$311	$543	$1,209

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 30% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Ultra Dow30SM	Ultra MarketCap ProShares :: proshares.com ::	11

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

12	:: proshares.com :: Ultra MarketCap ProShares	Ultra Dow30SM

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 22.55%. The Index’s highest volatility rate during the five year period was 41.28% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 1.66%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Ultra Dow30SM	Ultra MarketCap ProShares :: proshares.com ::	13
•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 32.85%

Worst Quarter (ended 12/31/2008): -40.44%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -11.81%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	39.59%	-8.04%	06/19/06

After Taxes on Distributions	39.21%	-9.30%	—

After Taxes on Distributions and Sale of Shares	26.00%	-7.05%	—

Dow Jones Industrial Average#	22.68%	1.35%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

14	:: proshares.com :: Ultra MarketCap ProShares	Ultra Dow30SM

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

Ultra S&P500®	Ultra MarketCap ProShares :: proshares.com ::	15

Important Information About the Fund

ProShares Ultra S&P500 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the S&P 500® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization and financial viability. As of June 30, 2010, the Index included companies with capitalizations between $1 billion and $291.8 billion. The average capitalization of the companies comprising the Index was approximately $19.6 billion. The Index is published under the Bloomberg ticker symbol “SPX.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.17%

Total Annual Operating Expenses*	0.92%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 57% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

16	:: proshares.com :: Ultra MarketCap ProShares	Ultra S&P500®
¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

Ultra S&P500®	Ultra MarketCap ProShares :: proshares.com ::	17

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 24.70%. The Index’s highest volatility rate during the five year period was 45.47% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -0.79%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•	Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio

18	:: proshares.com :: Ultra MarketCap ProShares	Ultra S&P500®

transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 32.16%

Worst Quarter (ended 12/31/2008): -46.28%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -15.18%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	46.10%	-12.88%	6/19/06

After Taxes on Distributions	45.85%	-13.70%	—

After Taxes on Distributions and Sale of Shares	30.13%	-10.76%	—

S&P 500#	26.47%	-0.83%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

Ultra Russell3000	Ultra MarketCap ProShares :: proshares.com ::	19

Important Information About the Fund

ProShares Ultra Russell3000 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Russell 3000® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Index is designed to be a comprehensive representation of the investable U.S. equity market and its segments. It is a free float-adjusted, market capitalization-weighted index, and includes only common stocks belonging to corporations incorporated in the U.S. and its territories. As of June 30, 2010, the Index included companies with capitalizations between $39.2 million and $291.8 billion. The average capitalization of the companies comprising the Index was approximately $4.2 billion. The Index is published under the Bloomberg ticker symbol “RAY.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	3.42%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	4.17%
Fee Waiver/Reimbursement*	-3.22%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised.

Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$972	$1,861	$4,151

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 06/30/2009 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 8% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on

20	:: proshares.com :: Ultra MarketCap ProShares	Ultra Russell3000

particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Ultra Russell3000	Ultra MarketCap ProShares :: proshares.com ::	21

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 25.09%. The Index’s highest volatility rate during the five year period was 45.96% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -0.44%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

22	:: proshares.com :: Ultra MarketCap ProShares	Ultra Russell3000
•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since June 2009	Chief Investment Officer

Howard S. Rubin, CFA	Since June 2009	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

Ultra MidCap400	Ultra MarketCap ProShares :: proshares.com ::	23

Important Information About the Fund

ProShares Ultra MidCap400 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the S&P MidCap400® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization and financial viability. As of June 30, 2010, the Index included companies with capitalizations between $301 million and $6.6 billion. The average capitalization of the companies comprising the Index was approximately $2.3 billion. The Index is published under the Bloomberg ticker symbol “MID.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.31%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.06%
Fee Waiver/Reimbursement*	-0.11%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$326	$574	$1,284

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 51% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction,

24	:: proshares.com :: Ultra MarketCap ProShares	Ultra MidCap400

two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

Ultra MidCap400	Ultra MarketCap ProShares :: proshares.com ::	25

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 27.33%. The Index’s highest volatility rate during the five year period was 49.65% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 2.21%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds.

26	:: proshares.com :: Ultra MarketCap ProShares	Ultra MidCap400

Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 9/30/2009): 41.81%

Worst Quarter (ended 12/31/2008): -52.35%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -5.97%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	67.48%	-10.51%	6/19/06

After Taxes on Distributions	67.37%	-11.40%	—

After Taxes on Distributions and Sale of Shares	43.92%	-8.94%	—

S&P MidCap400#	37.38%	1.43%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

Ultra SmallCap600	Ultra MarketCap ProShares :: proshares.com ::	27

Important Information About the Fund

ProShares Ultra SmallCap600 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the S&P SmallCap600® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 600 U.S. operating companies selected through a process that factors criteria such as liquidity, price, market capitalization, financial viability and public float. As of June 30, 2010, the Index included companies with capitalizations between $28 million and $2.9 billion. The average capitalization of the companies comprising the Index was approximately $700 million. The Index is published under the Bloomberg ticker symbol “SML.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.49%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.24%
Fee Waiver/Reimbursement*	-0.29%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$365	$653	$1,474

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 48% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns

28	:: proshares.com :: Ultra MarketCap ProShares	Ultra SmallCap600

to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Ultra SmallCap600	Ultra MarketCap ProShares :: proshares.com ::	29

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 29.04%. The Index’s highest volatility rate during the five year period was 50.99% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 0.82%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

30	:: proshares.com :: Ultra MarketCap ProShares	Ultra SmallCap600
•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 40.72%

Worst Quarter (ended 12/31/2008): -51.63%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -5.41%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	37.66%	-22.67%	1/23/07

After Taxes on Distributions	37.62%	-23.15%	—

After Taxes on Distributions and Sale of Shares	24.50%	-18.56%	—

S&P Small Cap 600#	25.57%	-4.91%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Ultra SmallCap600	Ultra MarketCap ProShares :: proshares.com ::	31

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

32	:: proshares.com :: Ultra MarketCap ProShares	Ultra Russell2000

Important Information About the Fund

ProShares Ultra Russell2000 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Russell 2000® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. As of June 30, 2010, the Index included companies with capitalizations between $39 million and $2.5 billion. The average capitalization of the companies comprising the Index was approximately $555 million. The Index is published under the Bloomberg ticker symbol “RTY.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.46%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.21%
Fee Waiver/Reimbursement*	-0.26%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised.

Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$358	$640	$1,443

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 98% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns

Ultra Russell2000	Ultra MarketCap ProShares :: proshares.com ::	33

to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

34	:: proshares.com :: Ultra MarketCap ProShares	Ultra Russell2000

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 30.66%. The Index’s highest volatility rate during the five year period was 53.68% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 0.38%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more

Ultra Russell2000	Ultra MarketCap ProShares :: proshares.com ::	35

frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 40.26%

Worst Quarter (ended 12/31/2008): -53.88%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -7.48%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	40.44%	-25.59%	1/23/07

After Taxes on Distributions	40.38%	-25.82%	—

After Taxes on Distributions and Sale of Shares	26.32%	-20.69%	—

Russell 2000 Index#	27.17%	-6.10%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

36	:: proshares.com :: Ultra MarketCap ProShares	UltraPro QQQ®

Important Information About the Fund

ProShares UltraPro QQQ (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from three times (300%) the return of the NASDAQ-100 Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of June 30, 2010, the Index included companies with capitalizations between $2.5 billion and $228.8 billion. The average capitalization of the companies comprising the Index was approximately $21.8 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (300%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	0.89%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.64%
Fee Waiver/Reimbursement**	-0.69%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**ProShare	Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$450

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 02/09/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 55% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as three times (300%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns

UltraPro QQQ®	Ultra MarketCap ProShares :: proshares.com ::	37

to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the technology industry group which comprised approximately 46.43% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from three times the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

38	:: proshares.com :: Ultra MarketCap ProShares	UltraPro QQQ®

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than three times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the performance of the Index.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	300% One Year Index	10%	25%	50%	75%	100%

-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%

-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%

-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%

-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%

-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%

-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%

20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%

30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%

40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%

50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%

60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 26.17%. The Index’s highest volatility rate during the five year period was 44.82% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 3.66%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 300%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

UltraPro QQQ®	Ultra MarketCap ProShares :: proshares.com ::	39
•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on The NASDAQ Stock Market (the “Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since February 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since February 2010	Director of Portfolio Management

Hratch Najarian	Since February 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

40	:: proshares.com :: Ultra MarketCap ProShares	UltraPro Dow30SM

Important Information About the Fund

ProShares UltraPro Dow30 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from three times (300%) the return of the Dow Jones Industrial AverageSM (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no predetermined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represent the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks, instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire Index is reviewed. As of June 30, 2010, the Index included companies with capitalizations between $10 billion and $291.8 billion. The average capitalization of the companies comprising the Index was approximately $106 billion. The Index is published under the Bloomberg ticker symbol “INDU.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (300%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees		0.75%
Other Expenses*		1.10%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements		1.85%
Fee Waiver/Reimbursement**	-	0.90%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements		0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$494

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 02/09/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 44% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

UltraPro Dow30SM	Ultra MarketCap ProShares :: proshares.com ::	41

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as three times (300%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased.

Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from three times the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

42	:: proshares.com :: Ultra MarketCap ProShares	UltraPro Dow30SM

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than three times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	300% One Year Index	10%	25%	50%	75%	100%

-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%

-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%

-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%

-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%

-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%

-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%

20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%

30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%

40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%

50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%

60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 22.55%. The Index’s highest volatility rate during the five year period was 41.28% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 1.66%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 300%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

UltraPro Dow30SM	Ultra MarketCap ProShares :: proshares.com ::	43
•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since February 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since February 2010	Director of Portfolio Management

Hratch Najarian	Since February 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

44	:: proshares.com :: Ultra MarketCap PrsoShares	UltraPro S&P500®

Important Information About the Fund

ProShares UltraPro S&P500 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from three times (300%) the return of the S&P 500® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization and financial viability. As of June 30, 2010, the Index included companies with capitalizations between $1 billion and $291.8 billion. The average capitalization of the companies comprising the Index was approximately $19.6 billion. The Index is published under the Bloomberg ticker symbol “SPX.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (300%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.52%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.27%
Fee Waiver/Reimbursement*	-0.32%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$371

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 06/23/2009 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 69% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as three times (300%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The

UltraPro S&P500®	Ultra MarketCap ProShares :: proshares.com ::	45

gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from three times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

46	:: proshares.com :: Ultra MarketCap PrsoShares	UltraPro S&P500®

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than three times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	300% One Year Index	10%	25%	50%	75%	100%

-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%

-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%

-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%

-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%

-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%

-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%

20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%

30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%

40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%

50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%

60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 24.70%. The Index’s highest volatility rate during the five year period was 45.47% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -0.79%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 300%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

UltraPro S&P500®	Ultra MarketCap ProShares :: proshares.com ::	47
•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since June 2009	Chief Investment Officer

Howard S. Rubin, CFA	Since June 2009	Director of Portfolio Management

Hratch Najarian	Since December 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

48	:: proshares.com :: Ultra MarketCap ProShares	UltraPro MidCap400

Important Information About the Fund

ProShares UltraPro MidCap400 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from three times (300%) the return of the S&P MidCap400® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization and financial viability. As of June 30, 2010, the Index included companies with capitalizations between $301 million and $6.6 billion. The average capitalization of the companies comprising the Index was approximately $2.3 billion. The Index is published under the Bloomberg ticker symbol “MID.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (300%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees		0.75%
Other Expenses*		1.43%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements		2.18%
Fee Waiver/Reimbursement**	-	1.23%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements		0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011.

After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$563

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 02/09/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 55% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as three times (300%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in

UltraPro MidCap400	Ultra MarketCap ProShares :: proshares.com ::	49

rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from three times the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

50	:: proshares.com :: Ultra MarketCap ProShares	UltraPro MidCap400

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than three times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	300% One Year Index	10%	25%	50%	75%	100%

-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%

-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%

-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%

-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%

-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%

-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%

20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%

30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%

40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%

50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%

60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 27.33%. The Index’s highest volatility rate during the five year period was 49.65% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 2.21%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 300%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

UltraPro MidCap400	Ultra MarketCap ProShares :: proshares.com ::	51
•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since February 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since February 2010	Director of Portfolio Management

Hratch Najarian	Since December 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

52	:: proshares.com :: Ultra MarketCap ProShares	UltraPro Russell2000

Important Information About the Fund

ProShares UltraPro Russell2000 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from three times (300%) the return of the Russell 2000® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. As of June 30, 2010, the Index included companies with capitalizations between $39 million and $2.5 billion. The average capitalization of the companies comprising the Index was approximately $555 million. The Index is published under the Bloomberg ticker symbol “RTY.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (300%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	2.28%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	3.03%
Fee Waiver/Reimbursement**	-2.08%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses

Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$740

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 02/09/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 3% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as three times (300%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction,

UltraPro Russell2000	Ultra MarketCap ProShares :: proshares.com ::	53

two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from three times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

54	:: proshares.com :: Ultra MarketCap ProShares	UltraPro Russell2000

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than three times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	300% One Year Index	10%	25%	50%	75%	100%

-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%

-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%

-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%

-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%

-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%

-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%

20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%

30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%

40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%

50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%

60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 30.66%. The Index’s highest volatility rate during the five year period was 53.68% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 0.38%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 300%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

UltraPro Russell2000	Ultra MarketCap ProShares :: proshares.com ::	55
•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since February 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since February 2010	Director of Portfolio Management

Hratch Najarian	Since February 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

56	:: proshares.com :: Ultra Style ProShares	Ultra Russell1000 Value

Important Information About the Fund

ProShares Ultra Russell1000 Value (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Russell 1000® Value Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell 1000® Index that have been identified as being on the value end of the growth-value spectrum. As of June 30, 2010, the Index included companies with capitalizations between $684 million and $292 billion. The average capitalization of the companies comprising the Index was approximately $11 billion. The Index is published under the Bloomberg ticker symbol “RLV.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.12%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.87%
Fee Waiver/Reimbursement*	-0.92%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$498	$925	$2,115

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 68% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns

Ultra Russell1000 Value	Ultra Style ProShares :: proshares.com ::	57

to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the financial services industry group which comprised approximately 28.33% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

58	:: proshares.com :: Ultra Style ProShares	Ultra Russell1000 Value

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 27.02%. The Index’s highest volatility rate during the five year period was 50.17% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -1.60%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Ultra Russell1000 Value	Ultra Style ProShares :: proshares.com ::	59
•

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks and insurance companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 9/30/2009): 37.97%

Worst Quarter (ended 12/31/2008): -47.69%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -12.70%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	28.07%	-30.89%	2/20/07

After Taxes on Distributions	27.76%	-31.16%	—

After Taxes on Distributions and Sale of Shares	18.47%	-24.62%	—

Russell 1000 Value Index#	19.69%	-10.39%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

60	:: proshares.com :: Ultra Style ProShares	Ultra Russell1000 Value

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

Ultra Russell1000 Growth	Ultra Style ProShares :: proshares.com ::	61

Important Information About the Fund

ProShares Ultra Russell1000 Growth (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Russell 1000® Growth Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell 1000® Index that have been identified as being on the growth end of the growth-value spectrum. As of June 30, 2010, the Index included companies with capitalizations between $684 million and $292 billion. The average capitalization of the companies comprising the Index was approximately $12.5 billion. The Index is published under the Bloomberg ticker symbol “RLG.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.76%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.51%
Fee Waiver/Reimbursement*	-0.56%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$422	$771	$1,754

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 53% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined

62	:: proshares.com :: Ultra Style ProShares	Ultra Russell1000 Growth

investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 23.25%. The Index’s

Ultra Russell1000 Growth	Ultra Style ProShares :: proshares.com ::	63

highest volatility rate during the five year period was 42.31% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 0.39%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage

64	:: proshares.com :: Ultra Style ProShares	Ultra Russell1000 Growth
of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 6/30/2009): 32.83%

Worst Quarter (ended 12/31/2008): -46.83%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -16.74%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	74.42%	-17.17%	2/20/07

After Taxes on Distributions	74.18%	-17.58%	—

After Taxes on Distributions and Sale of Shares	48.57%	-14.29%	—

Russell 1000 Growth Index#	37.21%	-3.42%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

Ultra Russell MidCap Value	Ultra Style ProShares :: proshares.com ::	65

Important Information About the Fund

ProShares Ultra Russell MidCap Value (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Russell Midcap® Value Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell Midcap® Index that have been identified as being on the value end of the growth-value spectrum. As of June 30, 2010, the Index included companies with capitalizations between $684 million and $24 billion. The average capitalization of the companies comprising the Index was approximately $4 billion. The Index is published under the Bloomberg ticker symbol “RMV.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.02%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.77%
Fee Waiver/Reimbursement*	-0.82%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$477	$883	$2,016

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 45% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on

66	:: proshares.com :: Ultra Style ProShares	Ultra Russell MidCap Value

particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the financial services industry group which comprised approximately 29.09% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

Ultra Russell MidCap Value	Ultra Style ProShares :: proshares.com ::	67

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 28.00%. The Index’s highest volatility rate during the five year period was 51.65% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 0.81%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks and insurance companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are

68	:: proshares.com :: Ultra Style ProShares	Ultra Russell MidCap Value

measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

•

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 9/30/2009): 50.14%

Worst Quarter (ended 12/31/2008): -54.31%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -5.42%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	57.54%	-29.35%	2/20/07

After Taxes on Distributions	57.25%	-29.58%	—

After Taxes on Distributions and Sale of Shares	37.60%	-23.52%	—

Russell Midcap Value Index#	34.20%	-9.07%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Ultra Russell MidCap Value	Ultra Style ProShares :: proshares.com ::	69

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

70	:: proshares.com :: Ultra Style ProShares	Ultra Russell MidCap Growth

Important Information About the Fund

ProShares Ultra Russell MidCap Growth (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Russell Midcap® Growth Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell Midcap® Index that have been identified as being on the growth end of the growth-value spectrum. As of June 30, 2010, the Index included companies with capitalizations between $684 million and $13.7 billion. The average capitalization of the companies comprising the Index was approximately $4 billion. The Index is published under the Bloomberg ticker symbol “RDG.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.00%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.75%
Fee Waiver/Reimbursement*	-0.80%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised.

Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$473	$874	$1,996

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 48% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined

Ultra Russell MidCap Growth	Ultra Style ProShares :: proshares.com ::	71

investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the consumer goods industry group, which comprised approximately 24.96% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

72	:: proshares.com :: Ultra Style ProShares	Ultra Russell MidCap Growth

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 27.02%. The Index’s highest volatility rate during the five year period was 48.99% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 1.39%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Ultra Russell MidCap Growth	Ultra Style ProShares :: proshares.com ::	73
•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 6/30/2009): 41.61%

Worst Quarter (ended 12/31/2008): -54.60%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -9.56%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	92.38%	-23.17%	2/20/07

After Taxes on Distributions	92.33%	-23.50%	—

After Taxes on Distributions and Sale of Shares	60.08%	-18.93%	—

Russell Midcap Growth Index#	46.29%	-5.59%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

74	:: proshares.com :: Ultra Style ProShares	Ultra Russell MidCap Growth

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

Ultra Russell2000 Value	Ultra Style ProShares :: proshares.com ::	75

Important Information About the Fund

ProShares Ultra Russell2000 Value (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Russell 2000® Value Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell 2000® Index that have been identified as being on the value end of the growth-value spectrum. As of June 30, 2010, the Index included companies with capitalizations between $49 million and $2.2 billion. The average capitalization of the companies comprising the Index was approximately $527 million. The Index is published under the Bloomberg ticker symbol “RUJ.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.37%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	2.12%
Fee Waiver/Reimbursement*	-1.17%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$551	$1,031	$2,359

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 70% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular

76	:: proshares.com :: Ultra Style ProShares	Ultra Russell2000 Value

predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the financial services industry group which comprised approximately 37.83% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Ultra Russell2000 Value	Ultra Style ProShares :: proshares.com ::	77

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 32.25%. The Index’s highest volatility rate during the five year period was 57.26% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -0.48%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the

Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital

78	:: proshares.com :: Ultra Style ProShares	Ultra Russell2000 Value

they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks and insurance companies may be subject and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap com-
panies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

•

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 9/30/2009): 47.62%

Worst Quarter (ended 12/31/2008): -52.47%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -7.45%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	23.84%	-32.32%	2/20/07

After Taxes on Distributions	23.65%	-32.51%	—

After Taxes on Distributions and Sale of Shares	15.61%	-25.66%	—

Russell 2000 Value Index#	20.58%	-9.96%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and

Ultra Russell2000 Value	Ultra Style ProShares :: proshares.com ::	79

do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

80	:: proshares.com :: Ultra Style ProShares	Ultra Russell2000 Growth

Important Information About the Fund

ProShares Ultra Russell2000 Growth (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Russell 2000® Growth Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell 2000® Index that have been identified as being on the growth end of the growth-value spectrum. As of June 30, 2010, the Index included companies with capitalizations between $39 million and $2.5 billion. The average capitalization of the companies comprising the Index was approximately $576 million. The Index is published under the Bloomberg ticker symbol “RUO.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.05%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.80%
Fee Waiver/Reimbursement*	-0.85%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised.

Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$484	$895	$2,046

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 60% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on

Ultra Russell2000 Growth	Ultra Style ProShares :: proshares.com ::	81

particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the consumer goods industry group which comprised approximately 28.77% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

82	:: proshares.com :: Ultra Style ProShares	Ultra Russell2000 Growth

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 29.47%. The Index’s highest volatility rate during the five year period was 50.63% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 1.14%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Consumer Goods Industry Risk  — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Ultra Russell2000 Growth	Ultra Style ProShares :: proshares.com ::	83
•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 47.46%

Worst Quarter (ended 12/31/2008): -55.03%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -8.07%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	60.39%	-24.50%	2/20/07

After Taxes on Distributions	60.39%	-24.62%	—

After Taxes on Distributions and Sale of Shares	39.25%	-19.91%	—

Russell 2000 Growth Index#	34.47%	-6.01	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

84	:: proshares.com :: Ultra Style ProShares	Ultra Russell2000 Growth

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

Ultra Basic Materials	Ultra Sector ProShares :: proshares.com ::	85

Important Information About the Fund

ProShares Ultra Basic Materials (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Dow Jones U.S. Basic MaterialsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. As of June 30, 2010, the Index included companies with capitalizations between $509 million and $31 billion. The average capitalization of the companies comprising the Index was approximately $5 billion. The Index is published under the Bloomberg ticker symbol “DJUSBM.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.25%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.00%
Fee Waiver/Reimbursement*	-0.05%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$313	$548	$1,220

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 93% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns

86	:: proshares.com :: Ultra Sector ProShares	Ultra Basic Materials

to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the chemicals industry group, which comprised approximately 53.02% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Basic Materials Industry Risk — The Fund is subject to risks faced by companies in the basic materials economic sector to the same extent as the Index is so concentrated, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; the possibility that production of industrial materials will exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Ultra Basic Materials	Ultra Sector ProShares :: proshares.com ::	87

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 36.34%. The Index’s highest volatility rate during the five year period was 64.89% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 5.28%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

88	:: proshares.com :: Ultra Sector ProShares	Ultra Basic Materials
•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 56.54%

Worst Quarter (ended 12/31/2008): -66.86%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -23.26%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	126.18%	-19.00%	1/30/07

After Taxes on Distributions	125.87%	-20.09%	—

After Taxes on Distributions and Sale of Shares	82.19%	-15.41%	—

Dow Jones U.S. Basic Materials Index#	65.51%	1.40%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Ultra Basic Materials	Ultra Sector ProShares :: proshares.com ::	89

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

90	:: proshares.com :: Ultra Sector ProShares	Ultra Nasdaq Biotechnology

Important Information About the Fund

ProShares Ultra Nasdaq Biotechnology (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Nasdaq Biotechnology Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a modified capitalization weighted Index that includes securities of NASDAQ listed companies that are classified as either biotechnology or pharmaceutical according to the Industry Classification Benchmark (“ICB”) which also meet other eligibility criteria determined by NASDAQ, including minimum market capitalization and liquidity requirements. As of June 30, 2010, the Index included companies with capitalizations between $88 million and $50 billion. The average capitalization of the companies comprising the Index was approximately $2.4 billion. The Index is published under the Bloomberg ticker symbol “NBI.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	3.63%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	4.38%
Fee Waiver/Reimbursement**	-3.43%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011.

After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$1,014

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 04/07/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 5% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in

Ultra Nasdaq Biotechnology	Ultra Sector ProShares :: proshares.com ::	91

rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the biotechnology industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Biotechnology Industry Risk — The Fund is subject to risks faced by companies in the biotechnology economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

92	:: proshares.com :: Ultra Sector ProShares	Ultra Nasdaq Biotechnology

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 23.73%. The Index’s highest volatility rate during the five year period was 38.18% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 3.17%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Ultra Nasdaq Biotechnology	Ultra Sector ProShares :: proshares.com ::	93
•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on The NASDAQ Stock Market (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since April 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2010	Director of Portfolio Management

Michael Neches	Since April 2010	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

94	:: proshares.com :: Ultra Sector ProShares	Ultra Consumer Goods

Important Information About the Fund

ProShares Ultra Consumer Goods (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Dow Jones U.S. Consumer GoodsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of consumer spending in the goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. As of June 30, 2010, the Index included companies with capitalizations between $390 million and $173 billion. The average capitalization of the companies comprising the Index was approximately $9 billion. The Index is published under the Bloomberg ticker symbol “DJUSNC.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.69%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.44%
Fee Waiver/Reimbursement*	-0.49%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$407	$740	$1,682

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 24% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on

Ultra Consumer Goods	Ultra Sector ProShares :: proshares.com ::	95

particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

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Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 18.26%. The Index’s highest volatility rate during the five year period was 32.78% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 3.07%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

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•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 6/30/2009): 29.96%

Worst Quarter (ended 12/31/2008): -38.10%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -6.77%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	45.51%	-8.58%	1/30/07

After Taxes on Distributions	45.17%	-9.01%	—

After Taxes on Distributions and Sale of Shares	29.89%	-7.33%	—

Dow Jones U.S. Consumer Goods Index#	23.86%	-0.22%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

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Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares Ultra Consumer Services (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of consumer spending in the services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of June 30, 2010, the Index included companies with capitalizations between $471 million and $102 billion. The average capitalization of the companies comprising the Index was approximately $6.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSCY.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.09%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.84%
Fee Waiver/Reimbursement*	-0.89%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$492	$912	$2,086

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 42% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns

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to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the general retailers and media industry groups, which comprised approximately 42.11% and 26.14%, respectively, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Consumer Services Industry Risk — The Fund is subject to risks faced by companies in the consumer services industry to the same extent as the Index is so concentrated, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

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Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 24.01%. The Index’s highest volatility rate during the five year period was 42.77% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -0.62%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

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•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 9/30/2009): 37.45%

Worst Quarter (ended 12/31/2008): -42.69%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -7.30%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	63.99%	-21.67%	1/30/07

After Taxes on Distributions	63.86%	-21.80%	—

After Taxes on Distributions and Sale of Shares	41.69%	-17.71%	—

Dow Jones U.S. Consumer Services Index#	33.68%	-5.93%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Ultra Consumer Services	Ultra Sector ProShares :: proshares.com ::	103

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

104	:: proshares.com :: Ultra Sector ProShares	Ultra Financials

Important Information About the Fund

ProShares Ultra Financials (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Dow Jones U.S. FinancialsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of June 30, 2010, the Index included companies with capitalizations between $430 million and $145 billion. The average capitalization of the companies comprising the Index was approximately $7 billion. The Index is published under the Bloomberg ticker symbol “DJUSFN.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.21%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	0.96%
Fee Waiver/Reimbursement*	-0.01%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to

reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95%through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$305	$530	$1,177

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 32% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in

Ultra Financials	Ultra Sector ProShares :: proshares.com ::	105

rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the banks industry group, which comprised approximately 40.44% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

106	:: proshares.com :: Ultra Sector ProShares	Ultra Financials

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 43.08%. The Index’s highest volatility rate during the five year period was 84.80% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -9.87%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks and insurance companies may be subject; and increased inter- industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors

Ultra Financials	Ultra Sector ProShares :: proshares.com ::	107
purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 6/30/2009): 51.00%

Worst Quarter (ended 12/31/2008): -66.45%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -11.40%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-5.42%	-57.17%	1/30/07

After Taxes on Distributions	-5.53%	-57.32%	—

After Taxes on Distributions and Sale of Shares	-3.46%	-40.21%	—

Dow Jones U.S. Financials Index#	17.11%	-22.48%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

108	:: proshares.com :: Ultra Sector ProShares	Ultra Health Care

Important Information About the Fund

ProShares Ultra Health Care (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Dow Jones U.S. Health CareSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the healthcare sector, among others, of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of June 30, 2010, the Index included companies with capitalizations between $400 million and $163 billion. The average capitalization of the companies comprising the Index was approximately $9.8 billion. The Index is published under the Bloomberg ticker symbol “DJUSHC.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.50%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.25%
Fee Waiver/Reimbursement*	-0.30%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$367	$657	$1,485

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 50% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the

Ultra Health Care	Ultra Sector ProShares :: proshares.com ::	109
parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the pharmaceuticals & biotechnology and healthcare equipment & services industry groups, which comprised approximately 62.16% and 37.84%, respectively, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

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Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 18.87%. The Index’s highest volatility rate during the five year period was 33.99% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 0.76%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the

Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Health Care Industry Risk — The Fund is subject to risks faced by companies in the healthcare economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on

Ultra Health Care	Ultra Sector ProShares :: proshares.com ::	111

product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty healthcare providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 19.15%

Worst Quarter (ended 12/31/2008): -30.64%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -17.06%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	39.30%	-9.15%	1/30/07

After Taxes on Distributions	38.95%	-9.61%	—

After Taxes on Distributions and Sale of Shares	25.90%	-7.83%	—

Dow Jones U.S. Health Care Index#	21.71%	-0.26%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

112	:: proshares.com :: Ultra Sector ProShares	Ultra Health Care

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares Ultra Industrials (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Dow Jones U.S. IndustrialsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. As of June 30, 2010, the Index included companies with capitalizations between $382 million and $154 billion. The average capitalization of the companies comprising the Index was approximately $5.6 billion. The Index is published under the Bloomberg ticker symbol “DJUSIN.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.57%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.32%
Fee Waiver/Reimbursement*	-0.37%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a

percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$382	$688	$1,558

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 14% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction,

114	:: proshares.com :: Ultra Sector ProShares	Ultra Industrials

two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Ultra Industrials	Ultra Sector ProShares :: proshares.com ::	115

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 26.43%. The Index’s highest volatility rate during the five year period was 47.64% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 1.07%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the

Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Industrial Industry Risk — The Fund is subject to risks faced by companies in the industrial economic sector to the same extent as the Index is so concentrated, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in gen-

116	:: proshares.com :: Ultra Sector ProShares	Ultra Industrials

eral; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 44.74%

Worst Quarter (ended 12/31/2008): -49.89%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -8.06%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	39.65%	-22.12%	1/30/07

After Taxes on Distributions	39.44%	-22.73%	—

After Taxes on Distributions and Sale of Shares	25.93%	-18.11%	—

Dow Jones U.S. Industrials Index#	26.07%	-5.11%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Ultra Industrials	Ultra Sector ProShares :: proshares.com ::	117

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares Ultra Oil & Gas (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Dow Jones U.S. Oil & Gas IndexSM (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers. As of June 30, 2010, the Index included companies with capitalizations between $447 million and $291 billion. The average capitalization of the companies comprising the Index was approximately $12 billion. The Index is published under the Bloomberg ticker symbol “DJUSEN.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.24%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	0.99%
Fee Waiver/Reimbursement*	-0.04%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$311	$543	$1,209

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 61% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns

Ultra Oil & Gas	Ultra Sector ProShares :: proshares.com ::	119

to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the integrated oil and gas industry group, which comprised approximately 77.09% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

120	:: proshares.com :: Ultra Sector ProShares	Ultra Oil & Gas

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 35.56%. The Index’s highest volatility rate during the five year period was 62.94% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 3.89%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may

Ultra Oil & Gas	Ultra Sector ProShares :: proshares.com ::	121
not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2008): 36.44%

Worst Quarter (ended 12/31/2008): -53.55%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -27.12%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	19.85%	-17.85%	1/30/07

After Taxes on Distributions	19.72%	-19.02%	—

After Taxes on Distributions and Sale of Shares	13.02%	-14.74%	—

Dow Jones U.S. Oil & Gas Index#	17.26%	1.09%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

122	:: proshares.com :: Ultra Sector ProShares	Ultra Real Estate

Important Information About the Fund

ProShares Ultra Real Estate (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Dow Jones U.S. Real EstateSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts (“REITs”) that invest in industrial, offices and retail properties REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of June 30, 2010, the Index included companies with capitalizations between $641 million and $23 billion. The average capitalization of the companies comprising the Index was approximately $3.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSRE.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.24%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	0.99%
Fee Waiver/Reimbursement*	-0.04%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$311	$543	$1,209

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 29% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or

Ultra Real Estate	Ultra Sector ProShares :: proshares.com ::	123
change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the real estate industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

124	:: proshares.com :: Ultra Sector ProShares	Ultra Real Estate

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 48.17%. The Index’s highest volatility rate during the five year period was 94.35% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -1.12%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds.

Ultra Real Estate	Ultra Sector ProShares :: proshares.com ::	125

Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Real Estate Industry Risk — The Fund is subject to risks faced by companies in the real estate industry to the same extent as the Index is so concentrated, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; failure to comply with the federal tax requirements affecting REITs which could subject a REIT to federal income taxation; and the risk that the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 68.60%

Worst Quarter (ended 12/31/2008): -75.93%

The year-to-date return as of the most recent quarter, which ended June 30, 2009, was 3.87%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	11.31%	-53.18%	1/30/07

After Taxes on Distributions	11.30%	-53.55%	—

After Taxes on Distributions and Sale of Shares	7.36%	-38.34%	—

Dow Jones U.S. Real Estate Index#	30.81%	-16.23%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

126	:: proshares.com :: Ultra Sector ProShares	Ultra KBW Regional Banking

Important Information About the Fund

ProShares Ultra KBW Regional Banking (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the KBW Regional Banking IndexSM (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The KBW Regional Banking Index is an equal-weighted index that seeks to provide diverse regional banking exposure. The Index includes stocks of 50 publicly traded companies that do business as regional banks or thrifts. Component companies include, among others, leading regional banks or thrifts listed on a U.S. exchange. As of June 30, 2010, the Index included companies with capitalizations between approximately $429 million and $6.4 billion. The average capitalization of the companies comprising the Index was approximately $1.3 billion. The Index is published under the Bloomberg ticker symbol “KRX.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	4.15%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	4.90%
Fee Waiver/Reimbursement**	-3.95%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through

September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$1,118

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 04/20/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 24% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in

Ultra KBW Regional Banking	Ultra Sector ProShares :: proshares.com ::	127

rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the banking industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Banking Industry Risk — The Fund is subject to risks faced by companies in the banking economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; and increased inter-industry consolidation and compression. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

128	:: proshares.com :: Ultra Sector ProShares	Ultra KBW Regional Banking

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 43.08%. The Index’s highest volatility rate during the five year period was 80.67% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -12.91%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Ultra KBW Regional Banking	Ultra Sector ProShares :: proshares.com ::	129
•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since April 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2010	Director of Portfolio Management

Michael Neches	Since April 2010	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

130	:: proshares.com :: Ultra Sector ProShares	Ultra Semiconductors

Important Information About the Fund

ProShares Ultra Semiconductors (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Dow Jones U.S. SemiconductorSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards. As of June 30, 2010, the Index included companies with capitalizations between $459 million and $108 billion. The average capitalization of the companies comprising the Index was approximately $5.9 billion. The Index is published under the Bloomberg ticker symbol “DJUSSC.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.36%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.11%
Fee Waiver/Reimbursement*	-0.16%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$337	$596	$1,337

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 61% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns

Ultra Semiconductors	Ultra Sector ProShares :: proshares.com ::	131

to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. Because all of the securities included in the Index are issued by companies in the semiconductor industry group, the Fund will be concentrated approximately 100% in the semiconductor industry.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

132	:: proshares.com :: Ultra Sector ProShares	Ultra Semiconductors

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 32.49%. The Index’s highest volatility rate during the five year period was 52.98% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -2.61%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the

Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation

Ultra Semiconductors	Ultra Sector ProShares :: proshares.com ::	133
may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Semiconductors Industry Risk — The Fund is subject to risks faced by companies in the semiconductor industry to the same extent as the Index is so concentrated, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies, their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures that could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 9/30/2009): 45.02%

Worst Quarter (ended 12/31/2008): -52.84%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -19.85%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	137.73%	-20.36%	1/30/07

After Taxes on Distributions	137.42%	-20.96%	—

After Taxes on Distributions and Sale of Shares	89.72%	-16.80%	—

Dow Jones U.S. Semiconductor Index#	66.98%	-2.63%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

134	:: proshares.com :: Ultra Sector ProShares	Ultra Semiconductors

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

Ultra Technology	Ultra Sector ProShares :: proshares.com ::	135

Important Information About the Fund

ProShares Ultra Technology (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Dow Jones U.S. Technology IndexSM (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of June 30, 2010, the Index included companies with capitalizations between $441 million and $228 billion. The average capitalization of the companies comprising the Index was approximately $10.9 billion. The Index is published under the Bloomberg ticker symbol “DJUSTC.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.31%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.06%
Fee Waiver/Reimbursement*	-0.11%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$326	$574	$1,284

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 57% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

136	:: proshares.com :: Ultra Sector ProShares	Ultra Technology
•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the technology hardware & equipment and software & computer services industry groups, which comprised approximately 57.12% and 43.88%, respectively, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

Ultra Technology	Ultra Sector ProShares :: proshares.com ::	137

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 26.01%. The Index’s highest volatility rate during the five year period was 44.81% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 3.30%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds.

138	:: proshares.com :: Ultra Sector ProShares	Ultra Technology

Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 6/30/2009): 42.11%

Worst Quarter (ended 12/31/2008): -49.79%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -21.42%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	145.04%	-8.10%	1/30/07

After Taxes on Distributions	145.03%	-8.44%	—

After Taxes on Distributions and Sale of Shares	94.28%	-6.93%	—

Dow Jones U.S. Technology Index#	64.48%	2.42%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

Ultra Telecommunications	Ultra Sector ProShares :: proshares.com ::	139

Important Information About the Fund

ProShares Ultra Telecommunications (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Dow Jones U.S. Select Telecommunications IndexSM (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of U.S. stock market performance of fixed-line (regional and long-distance carriers) and mobile telephone services (cellular, satellite and paging services). As of June 30, 2010, the Index included companies with capitalizations between $610.9 million and $144 billion. The average capitalization of the companies comprising the Index was approximately $14 billion. The Index is published under the Bloomberg ticker symbol “DJSTEL.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.23%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.98%
Fee Waiver/Reimbursement*	-1.03%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same.

Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$521	$972	$2,223

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 43% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The

140	:: proshares.com :: Ultra Sector ProShares	Ultra Telecommunications

gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the fixed-line telecommunications industry group, which comprised approximately 82.69% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced Index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Ultra Telecommunications	Ultra Sector ProShares :: proshares.com ::	141

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 27.17%. The Index’s highest volatility rate during the five year period was 50.24% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -0.64%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the

Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation

142	:: proshares.com :: Ultra Sector ProShares	Ultra Telecommunications
may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows the Fund’s investment results and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (06/30/2009): 25.14%

Worst Quarter (03/31/2009): 9.64%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -12.12%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	46.18%	-25.12%	03/25/08
After Taxes on Distributions	45.49%	-25.75%	—
After Taxes on Distributions and Sale of Shares	30.66%	-21.21%	—
Dow Jones U.S. Select Telecommunications Index#	9.86%	-8.12%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since March 2008	Director of Portfolio Management

Michael Neches	Since March 2008	Portfolio Manager

Ultra Telecommunications	Ultra Sector ProShares :: proshares.com ::	143

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

144	:: proshares.com :: Ultra Sector ProShares	Ultra Utilities

Important Information About the Fund

ProShares Ultra Utilities (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Dow Jones U.S. UtilitiesSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities, multi-utilities and water utilities. As of June 30, 2010, the Index included companies with capitalizations between $394 million and $27.3 billion. The average capitalization of the companies comprising the Index was approximately $5.6 billion. The Index is published under the Bloomberg ticker symbol “DJUSUT.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.70%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.45%
Fee Waiver/Reimbursement*	-0.50%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$409	$745	$1,692

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 16% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Ultra Utilities	Ultra Sector ProShares :: proshares.com ::	145
•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the electricity and gas, water and multi-utilities industry groups, which comprised approximately 72.37% and 27.63%, respectively, of the market capitalization of the Index

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility;c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

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The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 22.68%. The Index’s highest volatility rate during the five year period was 40.06% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 1.18%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more

Ultra Utilities	Ultra Sector ProShares :: proshares.com ::	147

frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Utilities Industry Risk — The Fund is subject to risks faced by companies in the utilities economic sector to the same extent as the Index is so concentrated, including: review and limitation of rates by governmental regulatory commissions; the fact that the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; the risk that utilities may engage in riskier ventures where they have little or no experience; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 6/30/2009): 22.26%

Worst Quarter (ended 9/30/2008): -36.31%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -13.70%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	18.99%	-14.89%	1/30/07

After Taxes on Distributions	18.46%	-15.81%	—

After Taxes on Distributions and Sale of Shares	12.84%	-12.52%	—

Dow Jones U.S. Utilities Index#	12.58%	-2.48%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares Ultra MSCI EAFE (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the MSCI EAFE Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index includes 85% of free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada. As of June 30, 2010, the Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. As of June 30, 2010, the Index included companies with capitalizations between $408 million and $167.8 billion. The average capitalization of the companies comprising the Index was approximately $9.1 billion. The Index is published under the Bloomberg ticker symbol “MXEA.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	1.24%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.99%
Fee Waiver/Reimbursement**	-1.04%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Acquired Fund Fees and Expenses” for the fiscal year ended May 31, 2010 were less than 0.01% and are included in “Other Expense”.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors. within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$524	$976	$2,233

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 06/02/2009 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 145% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

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Principal Investment Strategies

The Fund invests in equity securities, depositary receipts and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index.

Assets of the Fund not invested in equity securities, depositary receipts or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Depositary Receipts — The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. A NYS is a share of a New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home (foreign) market.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the

150	:: proshares.com :: Ultra International ProShares	Ultra MSCI EAFE

chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 22.64%. The Index’s highest volatility rate during the five year period was 38.65% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 1.35%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid- sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

•

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

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Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since June 2009	Chief Investment Officer

Howard S. Rubin, CFA	Since June 2009	Director of Portfolio Management

Alexander Ilyasov	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares Ultra MSCI Emerging Markets (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the MSCI Emerging Markets Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index includes 85% of free float-adjusted market capitalization in each industry group in emerging market countries. As of June 30, 2010, the Index consisted of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. As of June 30, 2010, the Index included companies with capitalizations between $88 million and $70.4 billion. The average capitalization of the companies comprising the Index was approximately $3.9 billion. The Index is published under the Bloomberg ticker symbol “MXEF.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.80%
Acquired Fund Fees and Expenses*	0.02%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.57%
Fee Waiver/Reimbursement**	-0.60%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements*	0.97%

*	”Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements. Therefore, the amounts listed in “Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements” will differ from those presented in the Fund’s Financial Highlights.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding Acquired Fund Fees and Expenses), as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$99	$437	$798	$1,817

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 06/02/2009 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 25% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

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Principal Investment Strategies

The Fund invests in equity securities, depositary receipts and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities, depositary receipts or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Depositary Receipts — The Fund may invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and New York Shares (NYSs). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. A NYS is a share of a New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home (foreign) market.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the financial services industry group which comprised approximately 25.30% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to

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securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 25.92%. The Index’s highest volatility rate during the five year period was 43.32% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 13.06%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•	Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and

156	:: proshares.com :: Ultra International ProShares	Ultra MSCI Emerging Markets

other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Because the Fund’s foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher.

•

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks and insurance companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Geographic Concentration Risk — Because the Fund focuses its investments in particular countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those countries and geographic regions and subject to the related risks.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to

Ultra MSCI Emerging Markets	Ultra International ProShares :: proshares.com ::	157
handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

•

Valuation Time Risk — The Fund typically values its portfolio at 4:00p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since June 2009	Chief Investment Officer

Howard S. Rubin, CFA	Since June 2009	Director of Portfolio Management

Alexander Ilyasov	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares Ultra MSCI Europe (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) of the return of the MSCI Europe Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a free float-adjusted market capitalization-weighted Index that is designed to measure the equity market performance of the developed markets in Europe. The Index is divided into large- and mid-cap segments and targets approximately 85% of free float-adjusted market capitalization of the region. As of June 30, 2010, the Index consists of the following 16 developed market countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. As of June 30, 2010, the Index included companies with capitalizations between $825 million and $168 billion. The average capitalization of the companies comprising the Index was approximately $12 billion. The Index is published under the Bloomberg ticker symbol “MXEU.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	10.75%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	11.50%
Fee Waiver/Reimbursement**	-10.55%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$2,337

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 04/27/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such

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instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities, depositary receipts and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities, depositary receipts or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Depositary Receipts — The Fund may invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and New York Shares (NYSs). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. A NYS is a share of a New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home (foreign) market.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments, Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the

160	:: proshares.com :: Ultra International ProShares	Ultra MSCI Europe
chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and

(c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 27.17%. The Index’s highest volatility rate during the five year period was 46.10% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 0.85%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over or underexposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under or over exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

•

Geographic Concentration Risk — Because the Fund focuses its investments in particular countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those countries and geographic regions and subject to the related risks.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event than a diversified fund might be.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid- sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small and mid-cap security prices.

•

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the prospectus for additional details.

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Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since April 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2010	Director of Portfolio Management

Alexander Ilyasov	Since April 2010	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares Ultra MSCI Pacific ex-Japan (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the MSCI Pacific ex-Japan Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a free-float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed markets in the eastern Pacific region, excluding Japan. The Index is divided into large- and mid-cap segments and targets approximately 85% of free float-adjusted market capitalization of the region. As of June 30, 2010, the Index consists of the following 4 developed market countries/cities: Australia, Hong Kong, New Zealand and Singapore. As of June 30, 2010, the Index included companies with capitalizations between $749.9 million and $106.7 billion. The average capitalization of the companies comprising the Index was approximately $7 billion. The Index is published under the Bloomberg ticker symbol “MXPCJ.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	11.44%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	12.19%
Fee Waiver/Reimbursement**	-11.24%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$2,455

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 04/27/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

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Principal Investment Strategies

The Fund invests in equity securities, depositary receipts and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities, depositary receipts or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Depositary Receipts — The Fund may invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and New York Shares (NYSs). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. A NYS is a share of a New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home (foreign) market.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may hold a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of June 30, 2010, the Index was concentrated in the financial services industry group, which comprised 47.53% of the Index’s market capitalization.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and

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(c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 28.13%. The Index’s highest volatility rate during the five year period was 46.79% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 7.88%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•	Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may

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fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

•

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks and insurance companies may be subject; and increased inter- industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those countries and geographic regions and subject to the related risks.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid- sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

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•

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since April 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2010	Director of Portfolio Management

Alexander Ilyasov	Since April 2010	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares Ultra MSCI Brazil (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the MSCI Brazil Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a free-float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance by targeting approximately 85% of the Brazilian market. The Index is divided into large- and mid-cap segments and targets approximately 85% of free float-adjusted market capitalization of the region. As of June 30, 2010, the Index included companies with capitalizations between $709 million and $46.8 billion. The average capitalization of the companies comprising the Index was approximately $6 billion. The Index is published under the Bloomberg ticker symbol “MXBR.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	10.45%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	11.20%
Fee Waiver/Reimbursement**	-10.25%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$2,285

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 04/27/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

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Principal Investment Strategies

The Fund invests in equity securities, depositary receipts and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities, depositary receipts or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Depositary Receipts — The Fund may invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and New York Shares (NYSs). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. A NYS is a share of a New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home (foreign) market.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of June 30, 2010, the Index was concentrated in the materials industry groups, which comprised 26.20%, of the Index’s market capitalization.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and

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(c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 43.76%. The Index’s highest volatility rate during the five year period was 72.10% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 25.51%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

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Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

•	Geographic Concentration Risk — Because the Fund focuses its investments only in Brazil it may be more volatile than a more geographically diversified fund.

The performance of the Fund will be affected by the political, social and economic conditions in Brazil and subject to the related risks.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event than a diversified fund might be.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

•

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

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Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since April 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2010	Director of Portfolio Management

Alexander Ilyasov	Since April 2010	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares Ultra FTSE China 25 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the FTSE China 25 Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is comprised of 25 of the largest and most liquid Chinese stocks listed on the Hong Kong Stock Exchange. As of June 30, 2010, the Index included companies with capitalizations between $10 billion and $268 billion. The average capitalization of the companies comprising the Index was approximately $70 billion. The Index is published under the Bloomberg ticker symbol “XIN0I.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.56%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.31%
Fee Waiver/Reimbursement*	-0.36%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to

reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$380	$684	$1,548

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 06/03/2009 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities, depositary receipts and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index.

Assets of the Fund not invested in equity securities, depositary receipts or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Depositary Receipts — The Fund may invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and New York Shares (NYSs). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying

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securities in their national markets and currencies. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. A NYS is a share of a New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home (foreign) market.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of June 30, 2010, the Index was concentrated in the financial services industry group, which comprised 46.10% of the Index’s market capitalization.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

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Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 38.46%. The Index’s highest volatility rate during the five year period was 60.39% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 18.63%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

176	:: proshares.com :: Ultra International ProShares	Ultra FTSE China 25
•

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks and insurance companies may be subject and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

•	Geographic Concentration Risk — Because the Fund focuses its investments only in China it may be more volatile than a more geographically diversified fund.

The performance of the Fund will be affected by the political, social and economic conditions in China and subject to the related risks.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

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Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since June 2009	Chief Investment Officer

Howard S. Rubin, CFA	Since June 2009	Director of Portfolio Management

Alexander Ilyasov	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares Ultra MSCI Japan (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the MSCI Japan Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index includes 85% of free-float adjusted, market capitalization in each industry group in Japan. As of June 30, 2010, the Index included companies with capitalizations between $648 million and $96 billion. The average capitalization of the companies comprising the Index was approximately $6 billion. The Index is published under the Bloomberg ticker symbol “MXJP.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.29%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	2.04%
Fee Waiver/Reimbursement*	-1.09%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to

reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$534	$998	$2,282

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 06/03/2009 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities, depositary receipts and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities, depositary receipts or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Depositary Receipts — The Fund may invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and New York Shares (NYSs). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies. GDRs are

Ultra MSCI Japan	Ultra International ProShares :: proshares.com ::	179

receipts for shares in a foreign-based corporation traded in capital markets around the world. A NYS is a share of a New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home (foreign) market.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

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Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 25.51%. The Index’s highest volatility rate during the five year period was 39.51% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -0.04%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well

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as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

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Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

•	Geographic Concentration Risk — Because the Fund focuses its investments only in Japan it may be more volatile than a more geographically diversified fund.

The performance of the Fund will be affected by the political, social and economic conditions in Japan and subject to the related risks.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

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Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

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Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since June 2009	Chief Investment Officer

Howard S. Rubin, CFA	Since June 2009	Director of Portfolio Management

Alexander Ilyasov	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares Ultra MSCI Mexico Investable Market (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the MSCI Mexico Investable Market Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of the Mexican equity market by capturing 99% of the (publicly available) total market capitalization. As of June 30, 2010, the Index included companies with capitalizations between $49 million and $45 billion. The average capitalization of the companies comprising the Index was approximately $3 billion. The Index is published under the Bloomberg ticker symbol “MZMXI.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	10.59%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	11.34%
Fee Waiver/Reimbursement**	-10.39%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.
**	ProShare Advisors LLC (“ProShare Advisors LLC”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$2,310

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 04/27/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities, depositary receipts and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities, depositary receipts or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Depositary Receipts — The Fund may invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs)

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and New York Shares (NYSs). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. A NYS is a share of a New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home (foreign) market.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may hold a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of June 30, 2010, the Index was concentrated in the telecommunications services industry group, which comprised 34.94% of the Index’s market capitalization.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index ,which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

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Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 32.68%. The Index’s highest volatility rate during the five year period was 53.79% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 12.41%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and

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economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

•	Geographic Concentration Risk — Because the Fund focuses its investments only in Mexico it may be more volatile than a more geographically diversified fund.

The performance of the Fund will be affected by the political, social and economic conditions in Mexico and subject to the related risks.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid- sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

•

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•	Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities

Ultra MSCI Mexico Investable Market	Ultra International ProShares :: proshares.com ::	187
markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since April 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2010	Director of Portfolio Management

Alexander Ilyasov	Since April 2010	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

188	:: proshares.com :: Ultra Fixed-Income ProShares	Ultra 7-10 Year Treasury

Important Information About the Fund

ProShares Ultra 7-10 Year Treasury (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Barclays Capital 7-10 Year U.S. Treasury Bond Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated investment grade (at least Baa3 by Moody’s Investors Service, Inc. or BBB- by Standard and Poor’s Financial Services, LLC, are fixed rate, and have more than $250 million par outstanding. The Index is weighted by the relative market value of all securities meeting the Index criteria. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (“TINs”), U.S. Treasury inflation-protected securities (“TIPs”), state and local government bonds (“SLGs”), and coupon issues that have been stripped from assets already included. The Index is published under the Bloomberg ticker symbol “LT09TRUU.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	1.52%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	2.27%
Fee Waiver/Reimbursement**	-1.32%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.
**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$582

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 01/19/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 136% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in U.S. Treasury securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in U.S. Treasury Securities or derivatives will typically be held in money market instruments.

•	Debt Securities — The Fund may invest directly in U.S. Treasury securities.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in debt in order to gain leveraged exposure to the Index. Derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a

Ultra 7-10 Year Treasury	Ultra Fixed-Income ProShares :: proshares.com ::	189

day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

190	:: proshares.com :: Ultra Fixed-Income ProShares	Ultra 7-10 Year Treasury

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 7.35%. The Index’s highest volatility rate during the five year period was 11.07% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 6.29%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

•

Market Risk — The Fund is subject to market risks that will affect the value of its Shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net

Ultra 7-10 Year Treasury	Ultra Fixed-Income ProShares :: proshares.com ::	191

asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This risk may be particularly acute when the Fund’s underlying Index comprises a small number of securities.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since January 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since January 2010	Director of Portfolio Management

Michelle Liu	Since January 2010	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

192	:: proshares.com :: Ultra Fixed-Income ProShares	Ultra 20+ Year Treasury

Important Information About the Fund

ProShares Ultra 20+ Year Treasury (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Barclays Capital 20+ Year U.S. Treasury Bond Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity greater than 20 years, are non-convertible, are denominated in U.S. dollars, are rated investment grade (at least Baa3 by Moody’s Investors Service, Inc. or BBB- by Standard and Poor’s Financial Services, LLC, are fixed rate, and have more than $250 million par outstanding. The Index is weighted by the relative market value of all securities meeting the Index criteria. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (“TINs”), U.S. Treasury inflation protected securities (“TIPs”), state and local government series bonds (“SLGs”), and coupon issues that have been stripped from assets already included. The Index is published under the Bloomberg ticker symbol “LT11TRUU.”

The Fund is different from most exchange-traded funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	1.41%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	2.16%
Fee Waiver/Reimbursement**	-1.21%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to

reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$559

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 01/19/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 228% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in U.S. Treasury securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•	Debt Securities — The Fund may invest directly in U.S. Treasury securities.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in debt in order to gain leveraged exposure to the Index. Derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction,

Ultra 20+ Year Treasury	Ultra Fixed-Income ProShares :: proshares.com ::	193

two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

194	:: proshares.com :: Ultra Fixed-Income ProShares	Ultra 20+ Year Treasury

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 14.21%. The Index’s highest volatility rate during the five year period was 21.54% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 5.62%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Debt Instrument Risk — The Fund seeks exposure to debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

•

Market Risk — The Fund is subject to market risks that will affect the value of its Shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

•	Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market

Ultra 20+ Year Treasury	Ultra Fixed-Income ProShares :: proshares.com ::	195

prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This risk may be particularly acute when the Fund’s underlying Index comprises a small number of securities.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since January 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since January 2010	Director of Portfolio Management

Michelle Liu	Since January 2010	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

196	:: proshares.com :: Short MarketCap ProShares	Short QQQ®

Important Information About the Fund

ProShares Short QQQ (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the NASDAQ-100 Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of June 30, 2010, the Index included companies with capitalizations between $2.5 billion and $228.8 billion. The average capitalization of the companies comprising the Index was approximately $21.8 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The Fund is different from most exchange-traded funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.33%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.08%
Fee Waiver/Reimbursement*	-0.13%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$331	$583	$1,305

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

Short QQQ®	Short MarketCap ProShares :: proshares.com ::	197
•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the technology industry group which comprised approximately 46.43% of the market capitalization of the Index. The Fund will not directly short the equity securities of issuers contained in the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

198	:: proshares.com :: Short MarketCap ProShares	Short QQQ®

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 26.17%. The Index’s highest volatility rate during the five year period was 44.82% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 3.66%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e.-100%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Short QQQ®	Short MarketCap ProShares :: proshares.com ::	199
•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2008): 17.51%

Worst Quarter (ended 6/30/2009): -17.86%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 3.59%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-40.30%	-9.28%	6/19/06

After Taxes on Distributions	-40.30%	-10.39%	—

After Taxes on Distributions and Sale of Shares	-26.19%	-8.20%	—

NASDAQ-100 Index#	54.63%	5.91%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

200	:: proshares.com :: Short MarketCap ProShares	Short Dow30SM

Important Information About the Fund

ProShares Short Dow30 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the Dow Jones Industrial AverageSM (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no predetermined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represent the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks, instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire Index is reviewed. As of June 30, 2010, the Index included companies with capitalizations between $10 billion and $291.8 billion. The average capitalization of the companies comprising the Index was approximately $106 billion. The Index is published under the Bloomberg ticker symbol “INDU.”

The Fund is different from most exchange-traded funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.25%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.00%
Fee Waiver/Reimbursement*	-0.05%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$313	$548	$1,220

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as the inverse of

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the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

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Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

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Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

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Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securitiesthe Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

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Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 22.55%. The Index’s highest volatility rate during the five year period was 41.28% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 1.66%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

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Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

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Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

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•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

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Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

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Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

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Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

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Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2008): 10.99%

Worst Quarter (ended 9/30/2009): -14.37%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 3.15%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-23.69%	-3.16%	6/19/06

After Taxes on Distributions	-23.69%	-4.79%	—

After Taxes on Distributions and Sale of Shares	-15.40%	-3.46%	—

Dow Jones Industrial Average#	22.68%	1.35%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

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Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares Short S&P500 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the S&P 500® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization and financial viability. As of June 30, 2010, the Index included companies with capitalizations between $1 billion and $291.8 billion. The average capitalization of the companies comprising the Index was approximately $19.6 billion. The Index is published under the Bloomberg ticker symbol “SPX.”

The Fund is different from most exchange-traded funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.17%

Total Annual Operating Expenses*	0.92%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

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•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 24.70%. The Index’s highest volatility rate during the five year period was 45.47% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -0.79%.

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Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed i.e. -100% at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying Index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in

208	:: proshares.com :: Short MarketCap ProShares	Short S&P500®
certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2008): 14.48%

Worst Quarter (ended 6/30/2009): -15.40%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 4.55%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-27.07%	-2.05%	6/19/06

After Taxes on Distributions	-27.07%	-4.03%	—

After Taxes on Distributions and Sale of Shares	-17.60%	-2.68%	—

S&P 500#	26.47%	-0.83%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

Short MidCap400	Short MarketCap ProShares :: proshares.com ::	209

Important Information About the Fund

ProShares Short MidCap400 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the S&P MidCap 400® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization and financial viability. As of June 30, 2010, the Index included companies with capitalizations between $301 million and $6.6 billion. The average capitalization of the companies comprising the Index was approximately $2.3 billion. The Index is published under the Bloomberg ticker symbol “MID.”

The Fund is different from most exchange-traded funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.43%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.18%
Fee Waiver/Reimbursement*	-0.23%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$352	$627	$1,411

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

210	:: proshares.com :: Short MarketCap ProShares	Short MidCap400

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction. At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 27.33%. The Index’s highest volatility rate during the five year period was 49.65% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 2.21%.

Short MidCap400	Short MarketCap ProShares :: proshares.com ::	211

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty be-

comes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more

212	:: proshares.com :: Short MarketCap ProShares	Short MidCap400

frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2008): 17.18%

Worst Quarter (ended 6/30/2009): -18.42%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -1.76%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-35.10%	-6.10%	6/19/06

After Taxes on Distributions	-35.10%	-8.12%	—

After Taxes on Distributions and Sale of Shares	-22.82%	-5.95%	—

S&P MidCap 400#	37.38%	1.43%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

Short SmallCap600	Short MarketCap ProShares :: proshares.com ::	213

Important Information About the Fund

ProShares Short SmallCap600 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the S&P SmallCap 600® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 600 U.S. operating companies selected through a process that factors criteria such as liquidity, price, market capitalization, financial viability and public float. As of June 30, 2010, the Index included companies with capitalizations between $28 million and $2.9 billion. The average capitalization of the companies comprising the Index was approximately $700 million. The Index is published under the Bloomberg ticker symbol “SML.”

The Fund is different from most exchange-traded funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.46%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.21%
Fee Waiver/Reimbursement*	-0.26%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$358	$640	$1,443

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on

214	:: proshares.com :: Short MarketCap ProShares	Short SmallCap600
or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

Short SmallCap600	Short MarketCap ProShares :: proshares.com ::	215

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 29.04%. The Index’s highest volatility rate during the five year period was 50.99% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 0.82%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

216	:: proshares.com :: Short MarketCap ProShares	Short SmallCap600
•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2008): 16.63%

Worst Quarter (ended 6/30/2009): -20.73%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -2.95%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-30.67%	-3.59%	1/23/07
After Taxes on Distributions	-30.67%	-8.30%	—
After Taxes on Distributions and Sale of Shares	-19.94%	-5.00%	—

S&P SmallCap 600#	25.57%	-4.91%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

Short Russell2000	Short MarketCap ProShares :: proshares.com ::	217

Important Information About the Fund

ProShares Short Russell2000 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the Russell 2000® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. As of June 30, 2010, the Index included companies with capitalizations between $39 million and $2.5 billion. The average capitalization of the companies comprising the Index was approximately $555 million. The Index is published under the Bloomberg ticker symbol “RTY.”

The Fund is different from most exchange-traded funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.32%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.07%
Fee Waiver/Reimbursement*	-0.12%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$328	$578	$1,295

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns

218	:: proshares.com :: Short MarketCap ProShares	Short Russell2000

to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

Short Russell2000	Short MarketCap ProShares :: proshares.com ::	219

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 30.66%. The Index’s highest volatility rate during the five year period was 53.68% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 0.38%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

220	:: proshares.com :: Short MarketCap ProShares	Short Russell2000
•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2008): 15.60%

Worst Quarter (ended 6/30/2009): -20.46%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -2.42%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-32.29%	-4.28%	1/23/07

After Taxes on Distributions	-32.29%	-7.64%	—

After Taxes on Distributions and Sale of Shares	-20.99%	-4.97%	—

Russell 2000 Index#	27.17%	-6.10%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

UltraShort QQQ®	Short MarketCap ProShares :: proshares.com ::	221

Important Information About the Fund

ProShares UltraShort QQQ (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the NASDAQ-100 Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of June 30, 2010, the Index included companies with capitalizations between $2.5 billion and $228.8 billion. The average capitalization of the companies comprising the Index was approximately $21.8 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.27%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.02%
Fee Waiver/Reimbursement*	-0.07%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$318	$556	$1,241

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

222	:: proshares.com :: Short MarketCap ProShares	UltraShort QQQ®
•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the technology industry group which comprised approximately 46.43% of the market capitalization of the Index.

The Fund will not directly short the equity securities of issuers contained in the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice (200%) the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

UltraShort QQQ®	Short MarketCap ProShares :: proshares.com ::	223

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 26.17%. The Index’s highest volatility rate during the five year period was 44.82% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 3.66%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

224	:: proshares.com :: Short MarketCap ProShares	UltraShort QQQ®
•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 3/31/2008): 31.54%

Worst Quarter (ended 6/30/2009): -33.52%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 5.03%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-66.65%	-26.93%	7/11/06

After Taxes on Distributions	-66.65%	-28.41%	—

After Taxes on Distributions and Sale of Shares	-43.32%	-21.35%	—

NASDAQ-100 Index#	54.63%	6.33%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

UltraShort Dow30SM	Short MarketCap ProShares :: proshares.com ::	225

Important Information About the Fund

ProShares UltraShort Dow30 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Dow Jones Industrial AverageSM (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no predetermined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represent the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks, instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire Index is reviewed. As of June 30, 2010, the Index included companies with capitalizations between $10 billion and $291.8 billion. The average capitalization of the companies comprising the Index was approximately $106 billion. The Index is published under the Bloomberg ticker symbol “INDU.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.22%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	0.97%
Fee Waiver/Reimbursement*	-0.02%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same.

Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$307	$534	$1,188

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

226	:: proshares.com :: Short MarketCap ProShares	UltraShort Dow30SM

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

UltraShort Dow30SM	Short MarketCap ProShares :: proshares.com ::	227

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 22.55%. The Index’s highest volatility rate during the five year period was 41.28% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 1.66%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Vola-

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tility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 3/31/2009): 17.84%

Worst Quarter (ended 9/30/2009): -27.04%

The year-to-date return as of the most recent quarter,

which ended June 30, 2010, was 5.02%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-44.85%	-13.59%	7/11/06

After Taxes on Distributions	-44.85%	-16.49%	—

After Taxes on Distributions and Sale of Shares	-29.15%	-12.12%	—

Dow Jones Industrial Average#	22.68%	0.83%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

UltraShort Dow30SM	Short MarketCap ProShares :: proshares.com ::	229

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares UltraShort S&P500 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the S&P 500® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization and financial viability. As of June 30, 2010, the Index included companies with capitalizations between $1 billion and $291.8 billion. The average capitalization of the companies comprising the Index was approximately $19.6 billion. The Index is published under the Bloomberg ticker symbol “SPX.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.15%

Total Annual Operating Expenses*	0.90%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

UltraShort S&P500®	Short MarketCap ProShares :: proshares.com ::	231
•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 24.70%. The Index’s highest volatility rate during the five year period was 45.47% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -0.79%.

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Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more

UltraShort S&P500®	Short MarketCap ProShares :: proshares.com ::	233

frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 3/31/2008): 19.49%

Worst Quarter (ended 6/30/2009): -29.51%

The Fund’s total return for the six months, which ended June 30, 2010, was 7.45%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-50.38%	-12.04%	7/11/06

After Taxes on Distributions	-50.38%	-14.13%	—

After Taxes on Distributions and Sale of Shares	-32.74%	-10.59%	—

S&P 500#	26.47%	-1.60%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

234	:: proshares.com :: Short MarketCap ProShares	UltraShort Russell3000

Important Information About the Fund

ProShares UltraShort Russell3000 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Russell 3000® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Index is designed to be a comprehensive representation of the investable U.S. equity market and its segments. It is a free float-adjusted market capitalization-weighted index, and includes only common stocks belonging to corporations incorporated in the U.S. and its territories. As of June 30, 2010, the Index included companies with capitalizations between $39.2 million and $291.8 billion. The average capitalization of the companies comprising the Index was approximately $4.2 billion. The Index is published under the Bloomberg ticker symbol “RAY.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.42%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	2.17%
Fee Waiver/Reimbursement*	-1.22%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a

percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same.

Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$561	$1,052	$2,407

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 06/30/2009 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns

UltraShort Russell3000	Short MarketCap ProShares :: proshares.com ::	235

to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 25.09%. The Index’s

236	:: proshares.com :: Short MarketCap ProShares	UltraShort Russell3000

highest volatility rate during the five year period was 45.96% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -0.44%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•	Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio

UltraShort Russell3000	Short MarketCap ProShares :: proshares.com ::	237

transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since June 2009	Chief Investment Officer

Howard S. Rubin, CFA	Since June 2009	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

238	:: proshares.com :: Short MarketCap ProShares	UltraShort MidCap400

Important Information About the Fund

ProShares UltraShort MidCap400 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the S&P MidCap 400® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization and financial viability. As of June 30, 2010, the Index included companies with capitalizations between $301 million and $6.6 billion. The average capitalization of the companies comprising the Index was approximately $2.3 billion. The Index is published under the Bloomberg ticker symbol “MID.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.39%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.14%
Fee Waiver/Reimbursement*	-0.19%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$343	$609	$1,369

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns

UltraShort MidCap400	Short MarketCap ProShares :: proshares.com ::	239

to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sectors) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

240	:: proshares.com :: Short MarketCap ProShares	UltraShort MidCap400

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 27.33%. The Index’s highest volatility rate during the five year period was 49.65% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 2.21%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may pre-

vent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

UltraShort MidCap400	Short MarketCap ProShares :: proshares.com ::	241
•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2008): 19.88%

Worst Quarter (ended 6/30/2009): -35.32%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -5.68%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-61.84%	-20.07%	7/11/06

After Taxes on Distributions	-61.84%	-22.82%	—

After Taxes on Distributions and Sale of Shares	-40.19%	-16.43%	—

S&P MidCap 400#	37.38%	0.40%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

242	:: proshares.com :: Short MarketCap ProShares	UltraShort MidCap400

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically, broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

UltraShort SmallCap600	Short MarketCap ProShares :: proshares.com ::	243

Important Information About the Fund

ProShares UltraShort SmallCap600 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the S&P SmallCap 600® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 600 U.S. operating companies selected through a process that factors criteria such as liquidity, price, market capitalization, financial viability and public float. As of June 30, 2010, the Index included companies with capitalizations between $28 million and $2.9 billion. The average capitalization of the companies comprising the Index was approximately $700 million. The Index is published under the Bloomberg ticker symbol “SML.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.61%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.36%
Fee Waiver/Reimbursement*	-0.41%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$390	$705	$1,599

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

244	:: proshares.com :: Short MarketCap ProShares	UltraShort SmallCap600
¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 29.04%. The Index’s highest volatility rate during the five year period was 50.99% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 0.82%.

UltraShort SmallCap600	Short MarketCap ProShares :: proshares.com ::	245

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

246	:: proshares.com :: Short MarketCap ProShares	UltraShort SmallCap600
•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 3/31/2009): 20.42%

Worst Quarter (ended 6/30/2009): -39.42%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -8.40%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-57.18%	-18.56%	1/23/07

After Taxes on Distributions	-57.18%	-21.79%	—

After Taxes on Distributions and Sale of Shares	-37.17%	-15.62%	—

S&P SmallCap 600#	25.57%	-4.91%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

UltraShort Russell2000	Short MarketCap ProShares :: proshares.com ::	247

Important Information About the Fund

ProShares UltraShort Russell2000 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Russell 2000® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. As of June 30, 2010, the Index included companies with capitalizations between $39 million and $2.5 billion. The average capitalization of the companies comprising the Index was approximately $555 million. The Index is published under the Bloomberg ticker symbol “RTY.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.29%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.04%
Fee Waiver/Reimbursement*	-0.09%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through

September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$322	$565	$1,263

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are

248	:: proshares.com :: Short MarketCap ProShares	UltraShort Russell2000
calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

UltraShort Russell2000	Short MarketCap ProShares :: proshares.com ::	249

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 30.66%. The Index’s highest volatility rate during the five year period was 53.68% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 0.38%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

250	:: proshares.com :: Short MarketCap ProShares	UltraShort Russell2000
•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 3/31/2008): 17.26%

Worst Quarter (ended 6/30/2009): -38.98%

The year-to-date return as of the most recent quarter,

which ended June 30, 2010, was -7.87%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-59.63%	-21.04%	1/23/07

After Taxes on Distributions	-59.63%	-23.82%	—

After Taxes on Distributions and Sale of Shares	-38.76%	-17.38%	—

Russell 2000 Index#	27.17%	-6.10%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares UltraPro Short QQQ (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from three times (300%) the inverse of the return of the NASDAQ-100 Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of June 30, 2010, the Index included companies with capitalizations between $2.5 billion and $228.8 billion. The average capitalization of the companies comprising the Index was approximately $21.8 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (300%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	1.11%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.86%
Fee Waiver/Reimbursement**	-0.91%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$496

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 02/09/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as three times (300%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on

252	:: proshares.com :: Short MarketCap ProShares	UltraPro Short QQQ®
or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the technology industry group which comprised approximately 46.43% of the market capitalization of the Index.

The Fund will not directly short the equity securities of issuers contained in the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from three times (300%) the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than three times the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-300% One Year Index	10%	25%	50%	75%	100%

-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%

-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%

-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%

-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%

-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%

-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%

0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%

10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%

20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%

30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%

40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%

50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%

60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%

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The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 26.17%. The Index’s highest volatility rate during the five year period was 44.82% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 3.66%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -300%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on The NASDAQ Stock Market (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

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•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since February 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since February 2010	Director of Portfolio Management

Hratch Najarian	Since February 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares UltraPro Short Dow30 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from three times (300%) the inverse of the return of the Dow Jones Industrial AverageSM (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no predetermined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represent the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks, instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire Index is reviewed. As of June 30, 2010, the Index included companies with capitalizations between $10 billion and $291.8 billion. The average capitalizations of the companies comprising the Index was approximately $106 billion. The Index is published under the Bloomberg ticker symbol “INDU.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (300%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	1.40%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	2.15%
Fee Waiver/Reimbursement**	-1.20%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same.

Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$557

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 02/09/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

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Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as three times (300%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from three times the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

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Areas shaded lighter represent those scenarios where the Fund can be expected to return more than three times the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-300% One Year Index	10%	25%	50%	75%	100%

-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%

-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%

-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%

-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%

-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%

-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%

0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%

10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%

20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%

30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%

40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%

50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%

60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 22.55%. The Index’s highest volatility rate during the five year period was 41.28% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 1.66%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -300%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

258	:: proshares.com :: Short MarketCap ProShares	UltraPro Short Dow30SM
•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since February 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since February 2010	Director of Portfolio Management

Hratch Najarian	Since February 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares UltraPro Short S&P500 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from three times (300%) the inverse of the return of the S&P 500® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization and financial viability. As of June 30, 2010, the Index included companies with capitalizations between $1 billion and $291.8 billion. The average capitalization of the companies comprising the Index was approximately $19.6 billion. The Index is published under the Bloomberg ticker symbol “SPX.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (300%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.26%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.01%
Fee Waiver/Reimbursement*	-0.06%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$316	$552	$1,231

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 06/23/2009 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as three times (300%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount

260	:: proshares.com :: Short MarketCap ProShares	UltraPro Short S&P500®
invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from three times the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than three times the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-300% One Year Index	10%	25%	50%	75%	100%

-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%

-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%

-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%

-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%

-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%

-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%

0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%

10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%

20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%

30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%

40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%

50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%

60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%

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The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 24.70%. The Index’s highest volatility rate during the five year period was 45.47% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -0.79%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -300%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

262	:: proshares.com :: Short MarketCap ProShares	UltraPro Short S&P500®
•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since June 2009	Chief Investment Officer

Howard S. Rubin, CFA	Since June 2009	Director of Portfolio Management

Hratch Najarian	Since December 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares UltraPro Short MidCap400 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from three times (300%) the inverse of the return of the S&P MidCap 400® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization and financial viability. As of June 30, 2010, the Index included companies with capitalizations between $301 million and $6.6 billion. The average capitalization of the companies comprising the Index was approximately $2.3 billion. The Index is published under the Bloomberg ticker symbol “MID.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (300%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	1.99%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	2.74%
Fee Waiver/Reimbursement**	-1.79%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a

percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$680

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 02/09/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as three times (300%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns

264	:: proshares.com :: Short MarketCap ProShares	UltraPro Short MidCap400

to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from three times the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than three times the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-300% One Year Index	10%	25%	50%	75%	100%

-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%

-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%

-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%

-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%

-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%

-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%

0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%

10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%

20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%

30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%

40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%

50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%

60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 27.33%. The Index’s highest

UltraPro Short MidCap400	Short MarketCap ProShares :: proshares.com ::	265

volatility rate during the five year period was 49.65% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 2.21%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -300%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•	Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day

266	:: proshares.com :: Short MarketCap ProShares	UltraPro Short MidCap400

investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since February 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since February 2010	Director of Portfolio Management

Hratch Najarian	Since December 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares UltraPro Short Russell2000 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from three times (300%) the inverse of the return of the Russell 2000® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted Index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. As of June 30, 2010, the Index included companies with capitalizations between $39 million and $2.5 billion. The average capitalization of the companies comprising the Index was approximately $555 million. The Index is published under the Bloomberg ticker symbol “RTY.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (300%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	1.37%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	2.12%
Fee Waiver/Reimbursement**	-1.17%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to

reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$551

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 02/09/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as three times (300%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in

268	:: proshares.com :: Short MarketCap ProShares	UltraPro Short Russell2000

rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an agreed-upon date.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from three times the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than three times the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-300% One Year Index	10%	25%	50%	75%	100%

-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%

-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%

-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%

-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%

-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%

-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%

0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%

10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%

20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%

30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%

40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%

50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%

60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%

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The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 30.66%. The Index’s highest volatility rate during the five year period was 53.68% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 0.38%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -300%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

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•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since February 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since February 2010	Director of Portfolio Management

Hratch Najarian	Since February 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares UltraShort Russell1000 Value (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Russell 1000® Value Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell 1000® Index that have been identified as being on the value end of the growth value spectrum. As of June 30, 2010, the Index included companies with capitalizations between $684 million and $292 billion. The average capitalization of the companies comprising the Index was approximately $11 billion. The Index is published under the Bloomberg ticker symbol “RLV”.

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.21%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.96%
Fee Waiver/Reimbursement*	-1.01%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011.

After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$517	$964	$2,204

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on

272	:: proshares.com :: Short Style ProShares	UltraShort Russell1000 Value
or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the financial services industry group which comprised approximately 28.33% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•	Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 27.02%. The Index’s

UltraShort Russell1000 Value	Short Style ProShares :: proshares.com ::	273

highest volatility rate during the five year period was 50.17% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -1.60%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks and insurance companies may be subject and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors

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purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 3/31/2009): 21.81%

Worst Quarter (ended 6/30/2009): -32.15%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 2.28%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-49.22%	-5.85%	2/20/07

After Taxes on Distributions	-49.22%	-7.20%	—

After Taxes on Distributions and Sale of Shares	-31.99%	-5.36%	—

Russell 1000 Value Index#	19.69%	-10.39%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares UltraShort Russell1000 Growth (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Russell 1000® Growth Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell 1000® Index that have been identified as being on the growth end of the growth-value spectrum. As of June 30, 2010, the Index included companies with capitalizations between $684 million and $292 billion. The average capitalization of the companies comprising the Index was approximately $12.5 billion. The Index is published under the Bloomberg ticker symbol “RLG.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.14%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.89%
Fee Waiver/Reimbursement*	-0.94%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95%through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$503	$934	$2,135

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

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•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 23.25%. The Index’s highest volatility rate during the five year period was 42.31% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 0.39%.

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Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds.

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Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2008): 23.84%

Worst Quarter (ended 6/30/2009): -29.41%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 10.21%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-56.38%	-10.78%	2/20/07

After Taxes on Distributions	-56.38%	-14.32%	—

After Taxes on Distributions and Sale of Shares	-36.65%	-9.65%	—

Russell 1000 Growth Index#	37.21%	-3.42%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

UltraShort Russell MidCap Value	Short Style ProShares :: proshares.com ::	279

Important Information About the Fund

ProShares UltraShort Russell MidCap Value (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Russell Midcap® Value Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell Midcap® Index that have been identified as being on the value end of the growth-value spectrum. As of June 30, 2010, the Index included companies with capitalizations between $684 million and $24 billion. The average capitalization of the companies comprising the Index was approximately $4 billion. The Index is published under the Bloomberg ticker symbol “RMV.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	2.79%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	3.54%
Fee Waiver/Reimbursement*	-2.59%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$844	$1,614	$3,638

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

280	:: proshares.com :: Short Style ProShares	UltraShort Russell MidCap Value
•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the financial services industry group which comprised approximately 29.09% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses and; f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 28.00%. The Index’s highest volatility rate during the five year period was 51.65% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 0.81%.

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Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

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Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks and insurance companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

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Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

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Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

•

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2008): 25.33%

Worst Quarter (ended 6/30/2009): -38.28%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -8.11%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-62.05%	-11.26%	2/20/07

After Taxes on Distributions	-63.76%	-17.16%	—

After Taxes on Distributions and Sale of Shares	-38.94%	-9.36%	—

Russell Midcap Value Index#	34.20%	-9.07%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares UltraShort Russell MidCap Growth (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Russell Midcap® Growth Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell Midcap® Index that have been identified as being on the growth end of the growth-value spectrum. As of June 30, 2010, the Index included companies with capitalizations between $684 million and $13.7 billion. The average capitalization of the companies comprising the Index was approximately $4 billion. The Index is published under the Bloomberg ticker symbol “RDG.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.73%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	2.48%
Fee Waiver/Reimbursement*	-1.53%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through

September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$626	$1,182	$2,700

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on

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or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the consumer goods industry group, which comprised approximately 24.96% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

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The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 27.02%. The Index’s highest volatility rate during the five year period was 48.99% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 1.39%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

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Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests.

The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

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•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 9/30/2008): 37.61%

Worst Quarter (ended 6/30/2009): -36.46%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -1.91%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-65.16%	-14.55%	2/20/07
After Taxes on Distributions	-65.67%	-19.36%	—
After Taxes on Distributions and Sale of Shares	-41.82%	-11.95%	—

Russell Midcap Growth Index#	46.29%	-5.59%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

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Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

288	:: proshares.com :: Short Style ProShares	UltraShort Russell2000 Value

Important Information About the Fund

ProShares UltraShort Russell2000 Value (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Russell 2000® Value Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell 2000® Index that have been identified as being on the value end of the growth-value spectrum. As of June 30, 2010, the Index included companies with capitalizations between $49 million and $2.2 billion. The average capitalization of the companies comprising the Index was approximately $527 million. The Index is published under the Bloomberg ticker symbol “RUJ”.

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.10%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.85%
Fee Waiver/Reimbursement*	-0.90%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$494	$917	$2,095

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

UltraShort Russell2000 Value	Short Style ProShares :: proshares.com ::	289
•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the financial services industry group which comprised approximately 37.83% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 32.25%. The Index’s highest volatility rate during the five year period was 57.26% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -0.48%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

290	:: proshares.com :: Short Style ProShares	UltraShort Russell2000 Value

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks and insurance companies may be subject and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

UltraShort Russell2000 Value	Short Style ProShares :: proshares.com ::	291
•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

•

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 3/31/2009):22.53%

Worst Quarter (ended 6/30/2009):-37.76%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -9.33%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-57.86%	-17.93%	2/20/07

After Taxes on Distributions	-57.86%	-21.44%	—

After Taxes on Distributions and Sale of Shares	-37.61%	-15.12%	—

Russell 2000 Value Index#	20.58%	-9.96%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

292	:: proshares.com :: Short Style ProShares	UltraShort Russell2000 Growth

Important Information About the Fund

ProShares UltraShort Russell2000 Growth (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Russell 2000® Growth Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell 2000® Index that have been identified as being on the growth end of the growth-value spectrum. As of June 30, 2010, the Index included companies with capitalizations between $39 million and $2.5 billion. The average capitalization of the companies comprising the Index was approximately $576 million. The Index is published under the Bloomberg ticker symbol “RUO.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.05%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.80%
Fee Waiver/Reimbursement*	-0.85%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011.

After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$484	$895	$2,046

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on

UltraShort Russell2000 Growth	Short Style ProShares :: proshares.com ::	293
or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the consumer goods industry group which comprised approximately 28.77% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

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The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 29.47%. The Index’s highest volatility rate during the five year period was 50.63% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 1.14%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests.

The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

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•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results

(before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 03/31/08): 25.81%

Worst Quarter (ended 06/30/09):-40.26%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -6.01%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-61.53%	-18.49%	2/20/07

After Taxes on Distributions	-64.04%	-24.38%	—

After Taxes on Distributions and Sale of Shares	-38.16%	-15.15%	—

Russell 2000 Growth Index#	34.47%	-6.01%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

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Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares Short Basic Materials (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the Dow Jones U.S. Basic MaterialsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. As of June 30, 2010, the Index included companies with capitalizations between $509 million and $31 billion. The average capitalization of the companies comprising the Index was approximately $5 billion. The Index is published under the Bloomberg ticker symbol “DJUSBM.”

The Fund is different from most exchange-traded funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	2.77%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	3.52%
Fee Waiver/Reimbursement**	-2.57%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses

Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$840

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 03/16/2010 (the Fund’s inception) to 05/31/10, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross

298	:: proshares.com :: Short Sector ProShares	Short Basic Materials

returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the chemicals industry group, which comprised approximately 53.02% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Basic Materials Industry Risk — The Fund is subject to risks faced by companies in the basic materials economic sector to the same extent as the Index is so concentrated, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; the possibility that production of industrial materials will exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

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Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 36.34%. The Index’s highest volatility rate during the five year period was 64.89% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 5.28%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

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•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since March 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since March 2010	Director of Portfolio Management

Michael Neches	Since March 2010	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

Short Financials	Short Sector ProShares :: proshares.com ::	301

Important Information About the Fund

ProShares Short Financials (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the Dow Jones U.S. FinancialsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the financial services sector of the U.S. equity market. Component companies include, among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of June 30, 2010, the Index included companies with capitalizations between $430 million and $145 billion. The average capitalization of the companies comprising the Index was approximately $7 billion. The Index is published under the Bloomberg ticker symbol “DJUSFN.”

The Fund is different from most exchange-traded funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.29%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.04%
Fee Waiver/Reimbursement*	-0.09%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to

reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$322	$565	$1,263

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns

302	:: proshares.com :: Short Sector ProShares	Short Financials

to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the banks industry group, which comprised approximately 40.44% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

Short Financials	Short Sector ProShares :: proshares.com ::	303

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 43.08%. The Index’s highest volatility rate during the five year period was 84.80% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -9.87%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposedto its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increases in economic downturns; the severe competition to which banks and insurance companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be

304	:: proshares.com :: Short Sector ProShares	Short Financials

created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk  — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows the Fund’s investment results and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 3/31//2009): 9.06%

Worst Quarter (ended 6/302009): -30.71%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -0.34%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-41.32%	-23.18%	06/10/2008

After Taxes on Distributions	-41.32%	-23.92%	—

After Taxes on Distributions and Sale of Shares	-26.86%	-19.72%	—

Dow Jones U.S. Financials Index#	17.11%	-20.09%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since June 2008	Director of Portfolio Management

Michael Neches	Since June 2008	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

Short Oil & Gas	Short Sector ProShares :: proshares.com ::	305

Important Information About the Fund

ProShares Short Oil & Gas (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the Dow Jones U.S. Oil & Gas IndexSM (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers. As of June 30, 2010, the Index included companies with capitalizations between $447 million and $291 billion. The average capitalization of the companies comprising the Index was approximately $12 billion. The Index is published under the Bloomberg ticker symbol “DJUSEN.”

The Fund is different from most exchange-traded funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.06%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.81%
Fee Waiver/Reimbursement*	-0.86%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$486	$900	$2,056

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

306	:: proshares.com :: Short Sector ProShares	Short Oil & Gas

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the integrated oil and gas industry group, which comprised approximately 77.09% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 35.56%. The Index’s highest volatility rate during the five year period was 62.94% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 3.89%.

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Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

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Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage

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of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

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Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows the Fund’s investment results and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 3/31/2009): 5.33%

Worst Quarter (ended 6/30/2009): -14.13%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 10.22%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-24.68%	-1.28%	06/10/2008

After Taxes on Distributions	-24.68%	-6.92%	—

After Taxes on Distributions and Sale of Shares	-16.04%	-3.61%	—

Dow Jones U.S. Oil & Gas Index#	17.26%	-20.85%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since June 2008	Director of Portfolio Management

Michael Neches	Since June 2008	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares Short Real Estate (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the Dow Jones U.S. Real EstateSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts (“REITs”) that invest in industrial, offices and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of June 30, 2010, the Index included companies with capitalizations between $641 million and $23 billion. The average capitalization of the companies comprising the Index was approximately $3.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSRE.”

The Fund is different from most exchange-traded funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	2.93%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	3.68%
Fee Waiver/Reimbursement**	-2.73%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to

reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$873

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 03/16/2010 (the Fund’s inception) to 05/31/10, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. The portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

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Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular

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predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the real estate industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

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The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 48.17%. The Index’s highest volatility rate during the five year period was 94.35% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -1.12%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

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•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Real Estate Industry Risk — The Fund is subject to risks faced by companies in the real estate industry to the same extent as the Index is so concentrated, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; failure to comply with the federal tax requirements affecting REITs which could subject a REIT to federal income taxation; and the risk that the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since March 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since March 2010	Director of Portfolio Management

Michael Neches	Since March 2010	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

Short KBW Regional Banking	Short Sector ProShares :: proshares.com ::	313

Important Information About the Fund

ProShares Short KBW Regional Banking (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the KBW Regional Banking IndexSM (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The KBW Regional Banking Index is an equal-weighted Index that seeks to provide diverse regional banking exposure. The Index includes stocks of 50 publicly traded companies that do business as regional banks or thrifts. Component companies include, among others, leading regional banks or thrifts listed on a U.S. exchange. As of June 30, 2010, the Index included companies with capitalizations between approximately $429 million and $6.4 billion. The average capitalization of the companies comprising the Index was approximately $1.3 billion. The Index is published under the Bloomberg ticker symbol “KRX.”

The Fund is different from most exchange-traded funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	2.65%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	3.40%
Fee Waiver/Reimbursement**	-2.45%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a

percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$816

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 04/20/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated

314	:: proshares.com :: Short Sector ProShares	Short KBW Regional Banking
with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the banking industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Banking Industry Risk — The Fund is subject to risks faced by companies in the banking economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; and increased inter-industry consolidation and compression. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Short KBW Regional Banking	Short Sector ProShares :: proshares.com ::	315

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 43.08%. The Index’s highest volatility rate during the five year period was 80.67% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -12.91%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may pre-

vent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

316	:: proshares.com :: Short Sector ProShares	Short KBW Regional Banking
•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since April 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2010	Director of Portfolio Management

Michael Neches	Since April 2010	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

UltraShort Basic Materials	Short Sector ProShares :: proshares.com ::	317

Important Information About the Fund

ProShares UltraShort Basic Materials (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Dow Jones U.S. Basic MaterialsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. As of June 30, 2010, the Index included companies with capitalizations between $509 million and $31 billion. The average capitalization of the companies comprising the Index was approximately $5 billion. The Index is published under the Bloomberg ticker symbol “DJUSBM.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.30%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.05%
Fee Waiver/Reimbursement*	-0.10%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a

percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$324	$570	$1,274

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated

318	:: proshares.com :: Short Sector ProShares	UltraShort Basic Materials
with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the chemicals industry group, which comprised approximately 53.02% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Basic Materials Industry Risk — The Fund is subject to risks faced by companies in the basic materials economic sector to the same extent as the Index is so concentrated, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; the possibility that production of industrial materials will exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

UltraShort Basic Materials	Short Sector ProShares :: proshares.com ::	319

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 36.34%. The Index’s highest volatility rate during the five year period was 64.89% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 5.28%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may pre-

vent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

320	:: proshares.com :: Short Sector ProShares	UltraShort Basic Materials
•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 9/30/08): 82.09%

Worst Quarter (ended 6/30/09):-44.08%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 5.60%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-78.13%	-41.98%	1/30/07

After Taxes on Distributions	-78.13%	-45.03%	—

After Taxes on Distributions and Sale of Shares	-50.78%	-30.96%	—

Dow Jones U.S. Basic Materials Index#	65.51%	1.40%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

UltraShort Basic Materials	Short Sector ProShares :: proshares.com ::	321

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

322	:: proshares.com :: Short Sector ProShares	UltraShort Nasdaq Biotechnology

Important Information About the Fund

ProShares UltraShort Nasdaq Biotechnology (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Nasdaq Biotechnology Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a modified capitalization weighted Index that includes securities of NASDAQ listed companies that are classified as either biotechnology or pharmaceutical according to the Industry Classification Benchmark (“ICB”) which also meet other eligibility criteria determined by NASDAQ, including minimum market capitalization and liquidity requirements. As of June 30, 2010, the Index included companies with capitalizations between $88 million and $50 billion. The average capitalization of the companies comprising the Index was approximately $2.4 billion. The Index is published under the Bloomberg ticker symbol “NBI.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	2.81%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	3.56%
Fee Waiver/Reimbursement**	-2.61%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$848

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 04/07/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated

UltraShort Nasdaq Biotechnology	Short Sector ProShares :: proshares.com ::	323
with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the biotechnology industry group, which comprised approximately 100%, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Biotechnology Industry Risk — The Fund is subject to risks faced by companies in the biotechnology economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses: and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

324	:: proshares.com :: Short Sector ProShares	UltraShort Nasdaq Biotechnology

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 23.73%. The Index’s highest volatility rate during the five year period was 38.18% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 3.17%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may pre-

vent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

UltraShort Nasdaq Biotechnology	Short Sector ProShares :: proshares.com ::	325
•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on The NASDAQ Stock Market (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since April 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2010	Director of Portfolio Management

Michael Neches	Since April 2010	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

326	:: proshares.com :: Short Sector ProShares	UltraShort Consumer Goods

Important Information About the Fund

ProShares UltraShort Consumer Goods (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Dow Jones U.S. Consumer GoodsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of consumer spending in the goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. As of June 30, 2010, the Index included companies with capitalizations between $390 million and $173 billion. The average capitalization of the companies comprising the Index was approximately $9 billion. The Index is published under the Bloomberg ticker symbol “DJUSNC.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.74%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.49%
Fee Waiver/Reimbursement*	-0.54%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$418	$762	$1,733

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

UltraShort Consumer Goods	Short Sector ProShares :: proshares.com ::	327
•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

328	:: proshares.com :: Short Sector ProShares	UltraShort Consumer Goods

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 18.26%. The Index’s highest volatility rate during the five year period was 32.78% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 3.07%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may pre-

vent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

UltraShort Consumer Goods	Short Sector ProShares :: proshares.com ::	329
•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/08): 24.59%

Worst Quarter (ended 6/30/09): -26.33%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 0.47%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-42.76%	-8.13%	1/30/07

After Taxes on Distributions	-42.76%	-10.75%	—

After Taxes on Distributions and Sale of Shares	-27.79%	-7.72%	—

Dow Jones U.S. Consumer Goods Index#	23.86%	-0.22%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

330	:: proshares.com :: Short Sector ProShares	UltraShort Consumer Goods

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares UltraShort Consumer Services (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of consumer spending in the services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of June 30, 2010, the Index included companies with capitalizations between $471 million and $102 billion. The average capitalization of the companies comprising the Index was approximately $6.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSCY.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.40%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.15%
Fee Waiver/Reimbursement*	-0.20%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$346	$614	$1,380

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

332	:: proshares.com :: Short Sector ProShares	UltraShort Consumer Services
•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the general retailers and media industry groups, which comprised approximately 42.11% and 26.14%, respectively, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

•

Consumer Services Industry Risk — The Fund is subject to risks faced by companies in the consumer services industry to the same extent as the Index is so concentrated, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 24.01%. The Index’s highest volatility rate during the five year period was 42.77% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -0.62%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may pre-

vent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

334	:: proshares.com :: Short Sector ProShares	UltraShort Consumer Services
•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/08): 15.36%

Worst Quarter (ended 9/30/09): -30.27%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -2.07%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-55.61%	-7.83%	1/30/07

After Taxes on Distributions	-55.61%	-11.62%	—

After Taxes on Distributions and Sale of Shares	-36.14%	-7.34%	—

Dow Jones U.S. Consumer Services Index#	33.68%	-5.93%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

UltraShort Consumer Services	Short Sector ProShares :: proshares.com ::	335

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

336	:: proshares.com :: Short Sector ProShares	UltraShort Financials

Important Information About the Fund

ProShares UltraShort Financials (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Dow Jones U.S. FinancialsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the financial services sector of the U.S. equity market. Component companies include, among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of June 30, 2010, the Index included companies with capitalizations between $430 million and $145 billion. The average capitalization of the companies comprising the Index was approximately $7 billion. The Index is published under the Bloomberg ticker symbol “DJUSFN.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.21%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	0.96%
Fee Waiver/Reimbursement*	-0.01%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$305	$530	$1,177

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in

UltraShort Financials	Short Sector ProShares :: proshares.com ::	337

rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the banks industry group, which comprised approximately 40.44% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

338	:: proshares.com :: Short Sector ProShares	UltraShort Financials

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 43.08%. The Index’s highest volatility rate during the five year period was 84.80% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -9.87%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%)at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increases in economic downturns; the severe competition to which banks and insurance companies may be subject; and increased inter- industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large

UltraShort Financials	Short Sector ProShares :: proshares.com ::	339

discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 6/30/08): 34.05%

Worst Quarter (ended 6/30/09): -57.17%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -3.71%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-76.59%	-29.78%	1/30/07

After Taxes on Distributions	-76.59%	-30.01%	—

After Taxes on Distributions and Sale of Shares	-49.78%	-23.74%	—

Dow Jones U.S. Financials Index#	17.11%	-22.48%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

340	:: proshares.com :: Short Sector ProShares	UltraShort Health Care

Important Information About the Fund

ProShares UltraShort Health Care (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Dow Jones U.S. Health CareSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of June 30, 2010, the Index included companies with capitalizations between $400 million and $163 billion. The average capitalization of the companies comprising the Index was approximately $9.8 billion. The Index is published under the Bloomberg ticker symbol “DJUSHC.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.77%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	2.52%
Fee Waiver/Reimbursement*	-1.57%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$634	$1,199	$2,737

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

UltraShort Health Care	Short Sector ProShares :: proshares.com ::	341
•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the pharmaceuticals & biotechnology and healthcare equipment & services industry groups, which comprised approximately 62.16% and 37.84%, respectively, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•	Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 18.87%. The Index’s

342	:: proshares.com :: Short Sector ProShares	UltraShort Health Care

highest volatility rate during the five year period was 33.99% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 0.76%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Health Care Industry Risk — The Fund is subject to risks faced by companies in the healthcare economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty healthcare providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors

UltraShort Health Care	Short Sector ProShares :: proshares.com ::	343

believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 3/31/08): 26.24%

Worst Quarter (ended 6/30/09): -18.79%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 12.97%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-40.79%	-8.63%	1/30/07

After Taxes on Distributions	-40.79%	-12.84%	—

After Taxes on Distributions and Sale of Shares	-26.52%	-8.69%	—

Dow Jones U.S. Health Care Index#	21.71%	-0.26%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

344	:: proshares.com :: Short Sector ProShares	UltraShort Industrials

Important Information About the Fund

ProShares UltraShort Industrials (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Dow Jones U.S. IndustrialsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. As of June 30, 2010, the Index included companies with capitalizations between $382 million and $154 billion. The average capitalization of the companies comprising the Index was approximately $5.6 billion. The Index is published under the Bloomberg ticker symbol “DJUSIN.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.67%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.42%
Fee Waiver/Reimbursement*	-0.47%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to

reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$403	$732	$1,661

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns

UltraShort Industrials	Short Sector ProShares :: proshares.com ::	345

to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•	Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 26.43%. The Index’s

346	:: proshares.com :: Short Sector ProShares	UltraShort Industrials

highest volatility rate during the five year period was 47.64% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 1.07%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Industrial Industry Risk — The Fund is subject to risks faced by companies in the industrial economic sector to the same extent as the Index is so concentrated, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors

UltraShort Industrials	Short Sector ProShares :: proshares.com ::	347
purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 3/31/09): 26.34%

Worst Quarter (ended 6/30/09): -37.17%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -4.72%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-55.45%	-13.80%	1/30/07

After Taxes on Distributions	-55.45%	-19.01%	—

After Taxes on Distributions and Sale of Shares	-36.04%	-12.31%	—

Dow Jones U.S. Industrials Index#	26.07%	-5.11%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

348	:: proshares.com :: Short Sector ProShares	UltraShort Oil & Gas

Important Information About the Fund

ProShares UltraShort Oil & Gas (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) from the inverse of the return of the Dow Jones U.S. Oil & Gas IndexSM (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers. As of June 30, 2010, the Index included companies with capitalizations between $447 million and $291 billion. The average capitalization of the companies comprising the Index was approximately $12 billion. The Index is published under the Bloomberg ticker symbol “DJUSEN.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.25%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.00%
Fee Waiver/Reimbursement*	-0.05%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$313	$548	$1,220

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

UltraShort Oil & Gas	Short Sector ProShares :: proshares.com ::	349
•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the integrated oil and gas industry group, which comprised approximately 77.09% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•	Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 35.56%. The Index’s highest volatility rate during the five year period was 62.94%

350	:: proshares.com :: Short Sector ProShares	UltraShort Oil & Gas

(2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 3.89%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

UltraShort Oil & Gas	Short Sector ProShares :: proshares.com ::	351
•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 9/30/08): 52.94%

Worst Quarter (ended 06/30/08): -30.76%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 17.87%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-48.73%	-38.81%	1/30/07

After Taxes on Distributions	-48.73%	-40.67%	—

After Taxes on Distributions and Sale of Shares	-31.68%	-30.32%	—

Dow Jones U.S. Oil & Gas Index#	17.26%	1.09%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

352	:: proshares.com :: Short Sector ProShares	UltraShort Real Estate

Important Information About the Fund

ProShares UltraShort Real Estate (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Dow Jones U.S. Real EstateSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts (“REITs”) that invest in industrial, offices and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of June 30, 2010, the Index included companies with capitalizations between $641 million and $23 billion. The average capitalization of the companies comprising the Index was approximately $3.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSRE.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.22%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	0.97%
Fee Waiver/Reimbursement*	-0.02%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011.

After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$307	$534	$1,188

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the

UltraShort Real Estate	Short Sector ProShares :: proshares.com ::	353
parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the real estate industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

354	:: proshares.com :: Short Sector ProShares	UltraShort Real Estate

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 48.17%. The Index’s highest volatility rate during the five year period was 94.35% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -1.12%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

UltraShort Real Estate	Short Sector ProShares :: proshares.com ::	355
•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Real Estate Industry Risk — The Fund is subject to risks faced by companies in the real estate industry to the same extent as the Index is so concentrated, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; failure to comply with the federal tax requirements affecting REITs which could subject a REIT to federal income taxation; and the risk that the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 6/30/08): 5.91%

Worst Quarter (ended 6/30/09): -62.33%

The year-to-date return as of the most recent quarter, which ended June 30, 2010 was -22.13%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-85.08%	-51.85%	1/30/07

After Taxes on Distributions	-85.08%	-52.41%	—

After Taxes on Distributions and Sale of Shares	-55.30%	-37.24%	—

Dow Jones U.S. Real Estate Index#	30.81%	-16.23%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

356	:: proshares.com :: Short Sector ProShares	UltraShort Semiconductors

Important Information About the Fund

ProShares UltraShort Semiconductors (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Dow Jones U.S. SemiconductorSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards. As of June 30, 2010, the Index included companies with capitalizations between $459 million and $108 billion. The average capitalization of the companies comprising the Index was approximately $5.9 billion. The Index is published under the Bloomberg ticker symbol “DJUSSC.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.56%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.31%
Fee Waiver/Reimbursement*	-0.36%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$380	$684	$1,548

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

UltraShort Semiconductors	Short Sector ProShares :: proshares.com ::	357
•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. Because all of the securities included in the Index are issued by companies in the semiconductor industry group, the Fund will be concentrated approximately 100% in the semiconductor industry.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•	Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 32.49%. The Index’s highest volatility rate during the five year period was 52.98%

358	:: proshares.com :: Short Sector ProShares	UltraShort Semiconductors

(2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -2.61%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more

UltraShort Semiconductors	Short Sector ProShares :: proshares.com ::	359

frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Semiconductors Industry Risk — The Fund is subject to risks faced by companies in the semiconductor industry to the same extent as the Index is so concentrated, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies, their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures that could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 9/30/08): 39.42%

Worst Quarter (ended 9/30/09): -35.50%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 2.25%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-76.64%	-26.56%	1/30/07

After Taxes on Distributions	-76.64%	-29.98%	—

After Taxes on Distributions and Sale of Shares	-49.82%	-20.32%	—

Dow Jones U.S. Semiconductor Index#	66.98%	-2.63%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

360	:: proshares.com :: Short Sector ProShares	UltraShort Technology

Important Information About the Fund

ProShares UltraShort Technology (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Dow Jones U.S. Technology IndexSM (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of June 30, 2010, the Index included companies with capitalizations between $441 million and $228 billion. The average capitalization of the companies comprising the Index was approximately $10.9 billion. The Index is published under the Bloomberg ticker symbol “DJUSTC.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.62%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.37%
Fee Waiver/Reimbursement*	-0.42%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$392	$710	$1,610

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

UltraShort Technology	Short Sector ProShares :: proshares.com ::	361
•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the technology hardware & equipment and software & computer services industry groups, which comprised approximately 57.12% and 43.88%, respectively, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•	Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 26.01%. The Index’s

362	:: proshares.com :: Short Sector ProShares	UltraShort Technology

highest volatility rate during the five year period was 44.81% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 3.30%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•	Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio

UltraShort Technology	Short Sector ProShares :: proshares.com ::	363

transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 3/31/08): 35.30%

Worst Quarter (ended 6/30/09): -34.61%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 13.46%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-71.27%	-24.14%	1/30/07

After Taxes on Distributions	-71.27%	-26.88%	—

After Taxes on Distributions and Sale of Shares	-46.32%	-19.35%	—

Dow Jones U.S. Technology Index#	64.48%	2.42%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

364	:: proshares.com :: Short Sector ProShares	UltraShort Telecommunications

Important Information About the Fund

ProShares UltraShort Telecommunications (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Dow Jones U.S. Select Telecommunications IndexSM (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a measure of U.S. stock market performance of fixed-line (regional and long-distance carriers) and mobile telephone services (cellular, satellite and paging services). As of June 30, 2010, the Index included companies with capitalizations between $610.9 million and $144 billion. The average capitalization of the companies comprising the Index was approximately $14 billion. The Index is published under the Bloomberg ticker symbol “DJSTEL.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	6.30%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	7.05%
Fee Waiver/Reimbursement*	-6.10%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$1,534	$2,913	$6,120

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

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•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the fixed-line telecommunications industry group, which comprised approximately 82.69% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•	Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 27.17%. The Index’s

366	:: proshares.com :: Short Sector ProShares	UltraShort Telecommunications

highest volatility rate during the five year period was 50.24% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -0.64%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds.

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Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows the Fund’s investment results and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 3/31/2009): -10.16%

Worst Quarter (ended 6/30/2009): -26.44%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 3.47%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-52.84%	-30.82%	03/25/08

After Taxes on Distributions	-59.82%	-41.43%	—

After Taxes on Distributions and Sale of Shares	-32.52%	-27.76%	—

Dow Jones U.S. Select Telecommunications Index#	9.86%	-8.12%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since March 2008	Director of Portfolio Management

Michael Neches	Since March 2008	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

368	:: proshares.com :: Short Sector ProShares	UltraShort Utilities

Important Information About the Fund

ProShares UltraShort Utilities (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Dow Jones U.S. UtilitiesSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index measures the performance of the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities, multi-utilities and water utilities. As of June 30, 2010, the Index included companies with capitalizations between $394 million and $27.3 billion. The average capitalization of the companies comprising the Index was approximately $5.6 billion. The Index is published under the Bloomberg ticker symbol “DJUSUT.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.48%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	2.23%
Fee Waiver/Reimbursement*	-1.28%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$574	$1,078	$2,465

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

UltraShort Utilities	Short Sector ProShares :: proshares.com ::	369
•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the electricity and gas, water and multi-utilities industry groups, which comprised approximately 72.37% and 27.63%, respectively, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

370	:: proshares.com :: Short Sector ProShares	UltraShort Utilities

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 22.68%. The Index’s highest volatility rate during the five year period was 40.06% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 1.18%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

UltraShort Utilities	Short Sector ProShares :: proshares.com ::	371
•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Utilities Industry Risk — The Fund is subject to risks faced by companies in the utilities economic sector to the same extent as the Index is so concentrated, including: review and limitation of rates by governmental regulatory commissions; the fact that the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; the risk that utilities may engage in riskier ventures where they have little or no experience; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 9/30/08): 45.95%

Worst Quarter (ended 6/30/09): -22.24%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 7.65%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-32.65%	-11.91%	1/30/07

After Taxes on Distributions	-40.08%	-19.69%	—

After Taxes on Distributions and Sale of Shares	-19.22%	-12.36%	—

Dow Jones U.S. Utilities Index#	12.58%	-2.48%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Michael Neches	Since January 2007	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

372	:: proshares.com :: Short International ProShares	Short MSCI EAFE

Important Information About the Fund

ProShares Short MSCI EAFE (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the MSCI EAFE Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index includes 85% of free float-adjusted market capitalization in each industry group in developed market countries, excluding the U.S. and Canada. As of June 30, 2010, the Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. As of June 30, 2010, the Index included companies with capitalizations between $408 million and $167.8 billion. The average capitalization of the companies comprising the Index was approximately $9.1 billion. The Index is published under the Bloomberg ticker symbol “MXEA.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.40%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.15%
Fee Waiver/Reimbursement*	-0.20%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$346	$614	$1,380

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Short MSCI EAFE	Short International ProShares :: proshares.com ::	373

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as the inverse of the daily return of the Index.

Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

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Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 22.64%. The Index’s highest volatility rate during the five year period was 38.65% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 1.35%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific

Short MSCI EAFE	Short International ProShares :: proshares.com ::	375
economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar falls in value against a foreign currency, an investment in that country gains value (i.e., a loss to the Short International ProShares) because that currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

•

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

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Annual Returns as of December 31 each year

Best Quarter (ended 9/30/08): 18.29%

Worst Quarter (ended 6/30/09): -22.11%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 11.51%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-30.67%	-0.20%	10/23/07

After Taxes on Distributions	-30.67%	-2.85%	—

After Taxes on Distributions and Sale of Shares	-19.93%	-1.29%	—

MSCI EAFE Index#	32.18%	-12.91%	—

#

Reflects no deduction for fees, expense or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Alexander Ilyasov	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares Short MSCI Emerging Markets (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the MSCI Emerging Markets Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index includes 85% of free float-adjusted market capitalization in each industry group in emerging market countries. As of June 30, 2010, the Index consisted of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. As of June 30, 2010, the Index included companies with capitalizations between $88 million and $70.4 billion. The average capitalization of the companies comprising the Index was approximately $3.9 billion. The Index is published under the Bloomberg ticker symbol “MXEF.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.30%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.05%
Fee Waiver/Reimbursement*	-0.10%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$324	$570	$1,274

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

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Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the financial services industry group which comprised approximately 25.30% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Short MSCI Emerging Markets	Short International ProShares :: proshares.com ::	379

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 25.92%. The Index’s highest volatility rate during the five year period was 43.32% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 13.06%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic

380	:: proshares.com :: Short International ProShares	Short MSCI Emerging Markets

developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar falls in value against a foreign currency, an investment in that country gains value (i.e., a loss to the Short International ProShares) because that currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Because the Fund’s foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher.

•

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks and insurance companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Geographic Concentration Risk — Because the Fund focuses its investments in particular countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those countries and geographic regions and subject to the related risks.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate

Short MSCI Emerging Markets	Short International ProShares :: proshares.com ::	381

during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

•

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 9/30/08): 19.83%

Worst Quarter (ended 6/30/09): -27.10%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 4.72%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-50.62%	-20.15%	10/30/07

After Taxes on Distributions	-50.62%	-21.44%	—

After Taxes on Distributions and Sale of Shares	-32.91%	-17.09%	—

MSCI Emerging Markets Index#	78.58%	-10.55%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Alexander Ilyasov	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

382	:: proshares.com :: Short International ProShares	Short FTSE China 25

Important Information About the Fund

ProShares Short FTSE China 25 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the FTSE China 25 Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is comprised of 25 of the largest and most liquid Chinese stocks listed on the Hong Kong Stock Exchange. As of June 30, 2010, the Index included companies with capitalizations between $10 billion and $268 billion. The average capitalization of the companies comprising the Index was approximately $70 billion. The Index is published under the Bloomberg ticker symbol “XIN0I.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	2.66%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	3.41%
Fee Waiver/Reimbursement**	-2.46%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.
**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$818

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 03/16/2010 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular pre-

Short FTSE China 25	Short International ProShares :: proshares.com ::	383

determined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of June 30, 2010, the Index was concentrated in the financial services industry group, which comprised 46.10% of the Index’s market capitalization.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

384	:: proshares.com :: Short International ProShares	Short FTSE China 25

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 38.46%. The Index’s highest volatility rate during the five year period was 60.39% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 18.63%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks and insurance companies may be subject and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar falls in value against a foreign currency, an investment in that country gains value (i.e., a loss to the Short International ProShares) because that currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

Short FTSE China 25	Short International ProShares :: proshares.com ::	385
•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

•

Geographic Concentration Risk — Because the Fund focuses its investments only in China it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in China and subject to the related risks.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since March 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since March 2010	Director of Portfolio Management

Alexander Ilyasov	Since March 2010	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

386	:: proshares.com :: Short International ProShares	UltraShort MSCI EAFE

Important Information About the Fund

ProShares UltraShort MSCI EAFE (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the MSCI EAFE Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index includes 85% of free float-adjusted market capitalization in each industry group in developed market countries, excluding the U.S. and Canada. As of June 30, 2010, the Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. As of June 30, 2010, the Index included companies with capitalizations between $408 million and $167.8 billion. The average capitalization of the companies comprising the Index was approximately $9.1 billion. The Index is published under the Bloomberg ticker symbol “MXEA.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.54%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.29%
Fee Waiver/Reimbursement*	-0.34%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$375	$675	$1,527

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

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Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index.

Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

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Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 22.64%. The Index’s highest volatility rate during the five year period was 38.65% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 1.35%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific

UltraShort MSCI EAFE	Short International ProShares :: proshares.com ::	389
economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar falls in value against a foreign currency, an investment in that country gains value (i.e., a loss to the Short International ProShares) because that currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares.

ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

•

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results

390	:: proshares.com :: Short International ProShares	UltraShort MSCI EAFE

(before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 9/30/08): 34.95%

Worst Quarter (ended 6/30/09): -40.69%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 19.64%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-56.51%	-15.65%	10/23/07
After Taxes on Distributions	-56.51%	-18.44%	—
After Taxes on Distributions and Sale of Shares	-36.73%	-13.44%	—

MSCI EAFE Index#	32.18%	-12.91%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Alexander Ilyasov	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares UltraShort MSCI Emerging Markets (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the MSCI Emerging Markets Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index

The Index includes 85% of free float-adjusted market capitalization in each industry group in emerging market countries. As of June 30, 2010, the Index consisted of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. As of June 30, 2010, the Index included companies with capitalizations between $88 million and $70.4 billion. The average capitalization of the companies comprising the Index was approximately $3.9 billion. The Index is published under the Bloomberg ticker symbol “MXEF.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.30%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.05%
Fee Waiver/Reimbursement*	-0.10%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$324	$570	$1,274

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

392	:: proshares.com :: Short International ProShares	UltraShort MSCI Emerging Markets

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the financial services industry group which comprised approximately 25.30% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

UltraShort MSCI Emerging Markets	Short International ProShares :: proshares.com ::	393

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 25.92%. The Index’s highest volatility rate during the five year period was 43.32% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 13.06%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific

394	:: proshares.com :: Short International ProShares	UltraShort MSCI Emerging Markets
economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. Dollar falls in value against a foreign currency, an investment in that country gains value (i.e., a loss to the Short International ProShares) because that currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Because the Fund’s foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher.

•

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks and insurance companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Geographic Concentration Risk — Because the Fund focuses its investments in particular countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those countries and geographic regions and subject to the related risks.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded

UltraShort MSCI Emerging Markets	Short International ProShares :: proshares.com ::	395

companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

•

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 9/30/08): 30.25%

Worst Quarter (ended 6/30/09): -48.82%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 3.88%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-79.29%	-56.67%	10/30/07
After Taxes on Distributions	-79.29%	-56.99%	—
After Taxes on Distributions and Sale of Shares	-51.54%	-43.25%	—

MSCI Emerging Markets Index#	78.58%	-10.55%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Alexander Ilyasov	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

396	:: proshares.com :: Short International ProShares	UltraShort MSCI Europe

Important Information About the Fund

ProShares UltraShort MSCI Europe (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the MSCI Europe Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Index is divided into large- and mid-cap segments and targets approximately 85% of free float-adjusted market capitalization of the region. As of June 30, 2010, the Index consists of the following 16 developed market countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. As of June 30, 2010, the Index included companies with capitalizations between $825 million and $168 billion. The average capitalization of the companies comprising the Index was approximately $12 billion. The Index is published under the Bloomberg ticker symbol “MXEU.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.54%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.29%
Fee Waiver/Reimbursement*	-0.34%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$375	$675	$1,527

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 06/16/2009 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

UltraShort MSCI Europe	Short International ProShares :: proshares.com ::	397

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

398	:: proshares.com :: Short International ProShares	UltraShort MSCI Europe

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 27.17%. The Index’s highest volatility rate during the five year period was 46.10% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 0.85%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic

UltraShort MSCI Europe	Short International ProShares :: proshares.com ::	399
sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar falls in value against a foreign currency, an investment in that country gains value (i.e., a loss to the Short International ProShares) because that currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

•

Geographic Concentration Risk — Because the Fund focuses its investments in particular countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those countries and geographic regions and subject to the related risks.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid- sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

•

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

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Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since June 2009	Chief Investment Officer

Howard S. Rubin, CFA	Since June 2009	Director of Portfolio Management

Alexander Ilyasov	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

UltraShort MSCI Pacific ex-Japan	Short International ProShares :: proshares.com ::	401

Important Information About the Fund

ProShares UltraShort MSCI Pacific ex-Japan (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the MSCI Pacific ex-Japan Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a free-float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed markets in the eastern Pacific region, excluding Japan. The Index is divided into large- and mid-cap segments and targets approximately 85% of free float-adjusted market capitalization of the region. As of June 30, 2010, the Index consists of the following 4 developed market countries/cities: Australia, Hong Kong, New Zealand and Singapore. As of June 30, 2010, the Index included companies with capitalizations between $749.9 million and $106.7 billion. The average capitalization of the companies comprising the Index was approximately $7 billion. The Index is published under the Bloomberg ticker symbol “MXPCJ.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	2.26%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	3.01%
Fee Waiver/Reimbursement*	-2.06%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$736	$1,400	$3,181

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 06/16/2009 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

402	:: proshares.com :: Short International ProShares	UltraShort MSCI Pacific ex-Japan

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may hold a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of June 30, 2010, the Index was concentrated in the financial services industry group, which comprised 47.53% of the Index’s market capitalization.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

UltraShort MSCI Pacific ex-Japan	Short International ProShares :: proshares.com ::	403

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 28.13%. The Index’s highest volatility rate during the five year period was 46.79% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 7.88%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic

404	:: proshares.com :: Short International ProShares	UltraShort MSCI Pacific ex-Japan

developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar falls in value against a foreign currency, an investment in that country gains value (i.e., a loss to the Short International ProShares) because that currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

•

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks and insurance companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Geographic Concentration Risk — Because the Fund focuses its investments in particular countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those countries and geographic regions and subject to the related risks.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid- sized companies could be more difficult to liquidate

UltraShort MSCI Pacific ex-Japan	Short International ProShares :: proshares.com ::	405

during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

•

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since June 2009	Chief Investment Officer

Howard S. Rubin, CFA	Since June 2009	Director of Portfolio Management

Alexander Ilyasov	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

406	:: proshares.com :: Short International ProShares	UltraShort MSCI Brazil

Important Information About the Fund

ProShares UltraShort MSCI Brazil (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the MSCI Brazil Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a free-float-adjusted market capitalization-weighted Index that is designed to measure the equity market performance by targeting approximately 85% of the Brazilian market. The Index is divided into large- and mid-cap segments and targets approximately 85% of free float-adjusted market capitalization of the region. As of June 30, 2010, the Index included companies with capitalizations between $709 million and $46.8 billion. The average capitalization of the companies comprising the Index was approximately $6 billion. The Index is published under the Bloomberg ticker symbol “MXBR.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.76%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.51%
Fee Waiver/Reimbursement*	-0.56%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$422	$771	$1,754

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 06/16/2009 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

UltraShort MSCI Brazil	Short International ProShares :: proshares.com ::	407

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may hold a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of June 30, 2010, the Index was concentrated in the materials industry group, which comprised 26.20% of the Index’s market capitalization.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

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Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index.The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

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Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 43.76%. The Index’s highest volatility rate during the five year period was 72.10% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 25.51%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic

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developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar falls in value against a foreign currency, an investment in that country gains value (i.e., a loss to the Short International ProShares) because that currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

•	Geographic Concentration Risk — Because the Fund focuses its investments only in Brazil it may be more volatile than a more geographically diversified fund.

The performance of the Fund will be affected by the political, social and economic conditions in Brazil and subject to the related risks.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

•

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

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Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since June 2009	Chief Investment Officer

Howard S. Rubin, CFA	Since June 2009	Director of Portfolio Management

Alexander Ilyasov	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares UltraShort FTSE China 25 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the FTSE China 25 Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is comprised of 25 of the largest and most liquid Chinese stocks listed on the Hong Kong Stock Exchange. As of June 30, 2010, the Index included companies with capitalizations between $10 billion and $268 billion. The average capitalization of the companies comprising the Index was approximately $70 billion. The Index is published under the Bloomberg ticker symbol “XIN0I.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.28%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.03%
Fee Waiver/Reimbursement*	-0.08%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$320	$561	$1,252

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in

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rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of June 30, 2010, the Index was concentrated in the financial services industry group, which comprised 46.10% of the Index’s market capitalization.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

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Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 38.46%. The Index’s highest volatility rate during the five year period was 60.39% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 18.63%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the

Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including:

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extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks and insurance companies may be subject and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar falls in value against a foreign currency, an investment in that country gains value (i.e., a loss to the Short International ProShares) because that currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

•	Geographic Concentration Risk — Because the Fund focuses its investments only in China it may be more volatile than a more geographically diversified fund.

The performance of the Fund will be affected by the political, social and economic conditions in China and subject to the related risks.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Valuation Time Risk  — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

UltraShort FTSE China 25	Short International ProShares :: proshares.com ::	415

Investment Results

The bar chart below show the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com

Annual Returns as of December 31 each year

Best Quarter (ended 03/31/2008): 23.66%

Worst Quarter (ended 12/31/2008): -61.25%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -3.34%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-76.27%	-62.48%	11/06/07
After Taxes on Distributions	-76.27%	-62.56%	—
After Taxes on Distributions and Sale of Shares	-49.58%	-47.10%	—

FTSE China 25 Index#	54.31%	-15.22%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Alexander Ilyasov	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

416	:: proshares.com :: Short International ProShares	UltraShort MSCI Japan

Important Information About the Fund

ProShares UltraShort MSCI Japan (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the MSCI Japan Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index includes 85% of free-float adjusted market capitalization in each industry group in Japan. As of June 30, 2010, the Index included companies with capitalizations between $648 million and $96 billion. The average capitalization of the companies comprising the Index was approximately $6 billion. The Index is published under the Bloomberg ticker symbol “MXJP.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.20%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.95%
Fee Waiver/Reimbursement*	-1.00%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to

reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$515	$959	$2,194

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction,

UltraShort MSCI Japan	Short International ProShares :: proshares.com ::	417

two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

418	:: proshares.com :: Short International ProShares	UltraShort MSCI Japan

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 25.51%. The Index’s highest volatility rate during the five year period was 39.51% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was -0.04%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the

Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•	Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The

UltraShort MSCI Japan	Short International ProShares :: proshares.com ::	419

value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar falls in value against a foreign currency, an investment in that country gains value (i.e., a loss to the Short International ProShares) because that currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

•	Geographic Concentration Risk — Because the Fund focuses its investments only in Japan it may be more volatile than a more geographically diversified fund.

The performance of the Fund will be affected by the political, social and economic conditions in Japan and subject to the related risks.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

•

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

420	:: proshares.com :: Short International ProShares	UltraShort MSCI Japan

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 3/31/09): 29.19%

Worst Quarter (ended 6/30/09): -34.23%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was 4.10%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	-26.12%	-8.61%	11/06/07
After Taxes on Distributions	-26.12%	-10.83%	—
After Taxes on Distributions and Sale of Shares	-16.98%	-8.15%	—

MSCI Japan Index#	9.34%	-21.72%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Alexander Ilyasov	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

UltraShort MSCI Mexico Investable Market	Short International ProShares :: proshares.com ::	421

Important Information About the Fund

ProShares UltraShort MSCI Mexico Investable Market (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the MSCI Mexico Investable Market Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of the Mexican equity market by capturing 99% of the (publicly available) total market capitalization. As of June 30, 2010, the Index included companies with capitalizations between $49 million and $45 billion. The average capitalization of the companies comprising the Index was approximately $3billion. The Index is published under the Bloomberg ticker symbol “MZMXI.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.23%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.98%
Fee Waiver/Reimbursement*	-1.03%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors LLC”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$521	$972	$2,223

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 06/16/2009 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice

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(200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

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Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may hold a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of June 30, 2010, the Index was concentrated in the telecommunications industry group, which comprised 34.94% of the Index’s market capitalization.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

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Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

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Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

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Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 32.68%. The Index’s highest volatility rate during the five year period was 53.79% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 12.41%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of an underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

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Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

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Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

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Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific

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economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

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Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar falls in value against a foreign currency, an investment in that country gains value (i.e., a loss to the Short International ProShares) because that currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

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Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

•	Geographic Concentration Risk — Because the Fund focuses its investments only in Mexico it may be more volatile than a more geographically diversified fund.

The performance of the Fund will be affected by the political, social and economic conditions in Mexico and subject to the related risks.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

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Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

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Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

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Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

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Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

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Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid- sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

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Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, stocks in the

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Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of that index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since June 2009	Chief Investment Officer

Howard S. Rubin, CFA	Since June 2009	Director of Portfolio Management

Alexander Ilyasov	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Important Information About the Fund

ProShares Short 20+ Year Treasury (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the Barclays Capital 20+ Year U.S. Treasury Bond Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity greater than 20 years, are non-convertible, are denominated in U.S. dollars, are rated investment grade (at least Baa3 by Moody’s Investors Service, Inc. or BBB- by Standard and Poor’s Financial Services, LLC, are fixed rate, and have more than 250 million par outstanding. The Index is weighted by the relative market value of all securities meeting the Index criteria. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (“TINs”), U.S. Treasury inflation protected securities (“TIPs”), state and local government series bonds (“SLGs”), and coupon issues that have been stripped from assets already included. The Index is published under the Bloomberg ticker symbol “LT11TRUU.”

The Fund is different from most exchange-traded funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.28%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.03%
Fee Waiver/Reimbursement*	-0.08%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to

reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$320	$561	$1,252

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 08/18/2009 to 05/31/2010, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain inverse exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns

Short 20+ Year Treasury	Short Fixed-Income ProShares :: proshares.com ::	427

to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

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Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

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Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

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The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 14.21%. The Index’s highest volatility rate during the five year period was 21.54% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 5.62%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Debt Instrument Risk — The Fund seeks exposure to debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Risk — The Fund is subject to market risks that will affect the value of its Shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Short 20+ Year Treasury	Short Fixed-Income ProShares :: proshares.com ::	429
•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This risk may be particularly acute when the Fund’s underlying Index comprises a small number of securities.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since August 2009	Chief Investment Officer

Howard S. Rubin, CFA	Since August 2009	Director of Portfolio Management

Michelle Liu	Since August 2009	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

430	:: proshares.com :: Short Fixed-Income ProShares	UltraShort 7-10 Year Treasury

Important Information About the Fund

ProShares UltraShort 7-10 Year Treasury (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Barclays Capital 7-10 Year U.S. Treasury Bond Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated investment grade (at least Baa3 by Moody’s Investors Service, Inc. or BBB- by Standard and Poor’s Financial Services, LLC, are fixed rate, and have more than $250 million par outstanding. The Index is weighted by the relative market value of all securities meeting the Index criteria. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (“TINs”), U.S. Treasury inflation-protected securities (“TIPs”), state and local government bonds (“SLGs”), and coupon issues that have been stripped from assets already included. The Index is published under the Bloomberg ticker symbol “LT09TRUU.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.24%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	0.99%
Fee Waiver/Reimbursement*	-0.04%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to

reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$311	$543	$1,209

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in

UltraShort 7-10 Year Treasury	Short Fixed-Income ProShares :: proshares.com ::	431

rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

432	:: proshares.com :: Short Fixed-Income ProShares	UltraShort 7-10 Year Treasury

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 7.35%. The Index’s highest volatility rate during the five year period was 11.07% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 6.29%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Risk — The Fund is subject to market risks that will affect the value of its Shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

•	Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market

UltraShort 7-10 Year Treasury	Short Fixed-Income ProShares :: proshares.com ::	433

prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This risk may be particularly acute when the Fund’s underlying Index comprises a small number of securities.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows the Fund’s investment results and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 6/30/2009): 8.44%

Worst Quarter (ended 9/30/2009): -7.25%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -19.05%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	2.88%	-14.24%	04/29/2008
After Taxes on Distributions	2.88%	-14.30%	—
After Taxes on Distributions and Sale of Shares	1.87%	-12.04%	—

Barclays Capital 7-10 Year U.S. Treasury Bond Index#	-6.03%	4.34%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2008	Director of Portfolio Management

Michelle Liu	Since April 2008	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

434	:: proshares.com :: Short Fixed-Income ProShares	UltraShort 20+ Year Treasury

Important Information About the Fund

ProShares UltraShort 20+ Year Treasury (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse of the return of the Barclays Capital 20+ Year U.S. Treasury Bond Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the Index may be at least as important to the Fund’s return for the period as the return of the Index.

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity greater than 20 years, are non-convertible, are denominated in U.S. dollars, are rated investment grade (at least Baa3 by Moody’s Investors Service, Inc. or BBB- by Standard and Poor’s Financial Services, LLC, are fixed rate, and have more than $250 million par outstanding. The Index is weighted by the relative market value of all securities meeting the Index criteria. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (“TINs”), U.S. Treasury inflation protected securities (“TIPs”), state and local government series bonds (“SLGs”), and coupon issues that have been stripped from assets already included. The Index is published under the Bloomberg ticker symbol “LT11TRUU.”

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.20%

Total Annual Operating Expenses*	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as twice (200%) the inverse of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on

UltraShort 20+ Year Treasury	Short Fixed-Income ProShares :: proshares.com ::	435
or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

•

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—volatility and performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended June 30, 2010 was 14.21%. The Index’s highest volatility rate during the five year period was 21.54% (2009). The Index’s annualized performance for the five year period ended June 30, 2010 was 5.62%.

436	:: proshares.com :: Short Fixed-Income ProShares	UltraShort 20+ Year Treasury

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Debt Instrument Risk — The Fund seeks exposure to debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

•	Inverse Correlation Risk — Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

•

Market Risk — The Fund is subject to market risks that will affect the value of its Shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares.

UltraShort 20+ Year Treasury	Short Fixed-Income ProShares :: proshares.com ::	437

ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This risk may be particularly acute when the Fund’s underlying Index comprises a small number of securities.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows the Fund’s investment results and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting proshares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 3/31/2009): 16.60%

Worst Quarter (ended 9/30/2009): -13.36%

The year-to-date return as of the most recent quarter, which ended June 30, 2010, was -28.64%.

Average Annual Total Returns
As of December 31, 2009	One Year	Since Inception	Inception Date
Before Taxes	33.55%	-18.12%	04/29/2008
After Taxes on Distributions	33.55%	-18.17%	—
After Taxes on Distributions and Sale of Shares	21.81%	-15.26%	—

Barclays Capital 20+ Year U.S. Treasury Bond Index#	-21.40%	2.78%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2008	Director of Portfolio Management

Michelle Liu	Since April 2008	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 75,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

438	:: proshares.com :: Alpha ProShares	Credit Suisse 130/30

Investment Objective

ProShares Credit Suisse 130/30 (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Credit Suisse 130/30 Large Cap Index (the “Index”).

The Index is designed to replicate an investment strategy that establishes either long or short positions in the stocks of certain of the 500 largest U.S. companies based on market capitalization (the “Universe”) by applying a rules-based ranking and weighting methodology. The design intends to provide an indexed representation of a quantitatively constructed 130/30 U.S. large cap equity strategy. This results in the Index having total long exposure of 130% and total short exposure of 30% at each monthly reconstitution date. The Index will have risk characteristics similar to the Universe and will generally rise and fall with the Universe, with the goal, but not the guarantee, of incremental risk-adjusted outperformance as compared to the Universe. As of June 30, 2010, the Index contained 240 long and 122 short positions. The Index is published under the Bloomberg ticker symbol “CS13030.” The long portion (i.e., +130) of the Index is published under the Bloomberg ticker symbol “CS130L” and the short portion (i.e. -30) of the Index is published separately under the Bloomberg ticker symbol “CS130S.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	0.85%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.60%
Fee Waiver/Reimbursement**	-0.65%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Acquired Fund Fees and Expenses” for the fiscal year ended May 31, 2010 were less than 0.01% and are included in “Other Expenses”.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your

Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$441	$809	$1,845

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period 07/13/2009 (the Fund’s inception) to 05/31/2010, the Fund’s portfolio turnover rate was 101% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in a combination of equity securities and derivatives that ProShare Advisors believes should track the performance of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in or making short sales of the equity securities comprising the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

Credit Suisse 130/30	Alpha ProShares :: proshares.com ::	439

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2010, the Index was concentrated in the consumer goods industry group which comprised approximately 29.31% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. A number of factors may adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions may hinder the Fund’s ability to meet its investment objective on that day.

•

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

440	:: proshares.com :: Alpha ProShares	Credit Suisse 130/30
•

Index Performance Risk — There is no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving high, or even positive, returns. The Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value. In addition, the Index was formed in April 2008. Accordingly, the Index has limited historical performance.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying Index or if ProShare Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying Index comprises a small number of stocks or other securities.

•

Portfolio Turnover Risk — Active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Short Sale Exposure Risk — The Fund may seek short exposure through financial instruments such as swap agreements consistent with its investment objective, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decreases in the liquidity of securities underlying the short position, which may lower the Fund’s return or result in a loss. Selling securities short may be considered an aggressive investment technique.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since July 2009	Chief Investment Officer

Howard S. Rubin, CFA	Since July 2009	Director of Portfolio Management

Ryan Dofflemeyer	Since May 2010	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

RAFI® Long/Short	Alpha ProShares :: proshares.com ::	441

Investment Objective

ProShares RAFI® Long/Short (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the RAFI® US Equity Long/Short Index (the “Index”). The Index (Bloomberg Ticker “RAFILS”) allocates an aggregate equal dollar amount to both long and short equity positions. This allocation is based on a comparison of Research Affiliates Fundamental Index® weightings with traditional market capitalization weightings.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.47%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.22%
Fee Waiver/Reimbursement*	-0.27%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through November 30, 2011. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$360

Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in a combination of equity securities and derivatives that ProShare Advisors believes should track the performance of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in or making short sales of the equity securities comprising the Index. Derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

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Principal Risks

You could lose money by investing in the Fund.

•

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. The use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower the Fund’s return.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. A number of factors may adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, costs associated with the use of derivatives, income items and accounting standards. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions may hinder the Fund’s ability to meet its investment objective on that day.

•

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Index Performance Risk — There is no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving high, or even positive, returns. The Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value. In addition, the Index was formed in November 2010. Accordingly, the Index has limited historical performance.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

•

Market Price Variance Risk — Fund Shares will be listed for trading on the NYSE Arca (“Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying Index or if ProShare Advisors determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying Index comprises a small number of stocks or other securities.

•

Portfolio Turnover Risk — Active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Short Sale Exposure Risk — The Fund may seek short exposure through financial instruments such as swap agreements consistent with its investment objective, which may cause the Fund to be exposed to certain risks associated with selling

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securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return or result in a loss. Selling securities short may be considered an aggressive investment technique.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with ProShare Advisors
Todd Johnson	Since November 2010	Chief Investment Officer

Howard S. Rubin, CFA	Since November 2010	Director of Portfolio Management

Ryan Dofflemeyer	Since November 2010	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

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Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

This section contains greater detail on the Funds’ principal investment strategies and the related risks you would face as a shareholder of the Funds as well as information about how to find out more about the Funds’ portfolio holdings disclosure policy.

Investment Objectives

Each series of ProShares (each, a “Fund” and, collectively, the “Funds”) except for Alpha ProShares is designed to seek daily investment results that, before fees and expenses, correspond to the performance of a daily benchmark such as the inverse (opposite) of the daily price performance or a multiple (or a multiple of the inverse) of the daily price performance of an index or security. Ultra ProShares are designed to correspond to a multiple of the daily performance of an underlying index. Short ProShares are designed to correspond to the inverse of the daily performance or a multiple of the inverse of the daily performance of an underlying index.

The Funds do not seek to achieve their stated investment objective over a period of time greater than one day. Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees (the “Board”) of ProShares Trust (the “Trust”), without the approval of Fund shareholders. Each Fund reserves the right to substitute a different index or security for the Index underlying its benchmark.

Principal Investment Strategies

In seeking to achieve each Fund’s investment objective, ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of each Fund’s underlying Index. The Funds employ various investment techniques that ProShare Advisors believes should, in the aggregate, simulate the movement of each Fund’s Index.

The investment techniques utilized to simulate the movement of each applicable Index are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs, while, at the same time, seeking to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the Index. For example, a Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. Similarly, a Fund may overweight or underweight certain components contained in the underlying Index, invest in securities and/or financial instruments that are not included in the underlying Index, or invest in investments not included in the underlying Index but that are designed to provide the requisite exposure to the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the Fund. Each Fund seeks to remain fully invested at all times in securities and/or financial instruments that provide exposure to its underlying Index without regard to market conditions, trends or direction. The Funds do not take temporary defensive positions.

At the close of the U.S. securities markets each trading day, each Fund will seek to position its portfolio so that a Fund’s exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the movements of the Fund’s underlying index (the “Index”) during the day will determine whether a Fund’s portfolio needs to be re-positioned.

For example, if the Index has risen on a given day, net assets of an Ultra ProShares should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of an Ultra ProShares should fall, meaning the Fund’s exposure will need to be decreased. Similarly, if the Index has risen on a given day, net assets of a Short ProShares should fall, meaning that the Fund’s short exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of a Short ProShares should rise, meaning the Fund’s short exposure will need to be increased.

Strategies Specific to the Ultra ProShares

Each Ultra ProShares invests in debt securities or equity securities and/or derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as three times (300%) or twice (200%) the daily return of the underlying Index, depending on the Fund. Assets of a Fund not invested in debt securities or equity securities or derivatives will typically be held in money market instruments (such as U.S. Government securities or repurchase agreements collateralized by U.S. Government securities).

•	Debt Securities — ProShares Ultra 7-10 Year Treasury and Ultra 20+ Year Treasury may invest in debt securities issued by the U.S. Government.

•	Equity Securities — Each Ultra ProShares except for Ultra 7-10 Year Treasury and Ultra 20+ Year Treasury invests in common stock issued by public companies.

•

Derivatives — Each Ultra ProShares invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for investing directly in stocks or debt in order to gain leveraged exposure to the Index. Derivatives include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash values of the securities on an agreed-upon date.

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•	Money Market Instruments — The Funds invest in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

Each Ultra ProShares subject to the SEC “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in securities contained in the underlying Index and/or financial instruments that, in combination, should have similar economic characteristics.

Strategies Specific to the Short ProShares

Each Short ProShares invests in derivatives that ProShare Advisors believes should have similar daily return characteristics as the inverse (opposite) or a multiple of the inverse of the underlying Index.

•

Derivatives — Each Short ProShares invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for shorting stocks or debt in order to gain inverse leveraged exposure to the Index. Derivatives include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash values of the securities on an agreed-upon date.

•	Money Market Instruments — The Funds invest in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

Each Short ProShares subject to the SEC “names rule”, commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in securities contained in the underlying Index and/or financial instruments that, in combination, should have similar economic characteristics

Strategies Specific to the Alpha ProShares

Each Alpha ProShares invests in equity securities and/or derivatives that ProShare Advisors believes, in combination, should have similar return characteristics as the return of the underlying Index.

•	Equity Securities — Each Alpha ProShares invests in common stock issued by public companies.

•	Derivatives — Each Alpha ProShares invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in de-
rivatives as a substitute for investing directly in, or making short sales of, stocks. Derivatives include:

¡

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities on an agreed-upon date.

•

Short Sales — In seeking to achieve its investment objective and as part of their principal investment strategies, each Alpha ProShares also may engage in short sale transactions (or enter into derivative transactions such as swap agreements which create exposure similar to a short sale transaction) with respect to equity securities (including shares of exchange-traded funds) to the extent permitted by the 1940 Act. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives or interest which accrues on the security during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund also will incur costs in making short sales or entering into derivative transactions which provide short sale exposure for the Fund. The Fund also may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short.

For the Alpha ProShares subject to the SEC “names rule”, the Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in equity securities contained in the underlying Index and/or financial instruments that, in combination, should have similar economic characteristics.

Principal Risks of Leveraged, Inverse and Inverse Leveraged Funds and the Impact of Compounding

Like all investments, investing in the Funds entails risks. This section discusses the risk of leverage and explains what factors impact the performance of leveraged and inverse leveraged funds with single day investment objectives.

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•

Risk Associated with the Use of Derivatives — (All Funds) The Funds use investment techniques that may be considered aggressive, including the use of swap agreements, futures contracts, options on futures contracts, securities and indexes, forward contracts, and similar instruments. Because the Funds’ investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Funds to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent a Fund from achieving its investment objective. The cost to use derivatives increases as interest rates increase, which will lower a Fund’s return. The use of aggressive investment techniques also exposes the Funds to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying a Fund’s benchmark, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount the Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust a Fund’s position in a particular financial instrument when desired. The Funds use leveraged investment techniques in seeking to achieve their respective investment objectives. Because the Ultra, UltraPro, UltraShort and UltraPro Short Funds include either a 300% or 200% multiplier, a one-day adverse price movement of more than 33%, in the case of UltraPro and UltraPro Short Funds, and of 50% or more, in the case of Ultra and UltraShort Funds, in a relevant benchmark could result in the total loss of an investor’s investment.

•

Correlation Risk — (All Funds) A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such securities or industries may be different from that of the Index. In addition, a Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder a Fund’s ability to meet its daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

•

Compounding Risk — (All Funds except Alpha ProShares) Virtually all of the Funds are “leveraged” funds in the sense that they have investment objectives to match a multiple, the inverse or a multiple of the inverse of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds’ having a single day investment objective in combination with the use of leverage, which is that for periods greater than one day, the effect of compounding may cause the performance of a Fund to be either greater than or less than the Index performance (or the inverse of the Index performance over the period) times the stated multiple in the Fund objective, before accounting for fees and Fund expenses. As explained in greater detail in the following section, as a result of compounding, leveraged Funds are unlikely to provide a simple multiple (e.g., 2x, -2x, 3x or -3x) of an index’s return over periods longer than one day.

Understanding Long-Term Performance of Daily Objective Leveraged Funds—the Impact of Compounding

The Funds, other than Alpha ProShares, are designed to provide leveraged (e.g. 200% or 300%), inverse (e.g. -100%) or inverse leveraged (e.g. -200% or -300%) results on a daily basis (before fees and expenses). The Funds, however, are unlikely to provide a simple multiple (e.g., -1x, 2x, -2x, 3x or -3x) of an index’s performance over periods longer than one day.

•	Why?

The hypothetical example below illustrates how daily leveraged and inverse fund returns can behave for periods longer than one day.

Take a hypothetical fund XYZ that seeks to triple the daily performance of index XYZ. On each day, fund XYZ performs in line with its objective (300% of the Index’s daily performance before fees and expenses). Notice that over the entire five-day period, the fund’s total return is considerably less than triple that of the period return of the index. For the five-day period, index XYZ gained 5.1% while fund XYZ gained 14.2% (vs. 3x 5.1% or 15.3%). In other scenarios, the return of a daily rebalanced fund could be greater than triple the Index’s return.

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	Index XYZ		Fund XYZ
	Level	Daily Performance	Daily Performance	Net Asset Value

Start	100.0			$100.00

Day 1	103.0	3.0%	9.0%	$109.00

Day 2	99.9	-3.0%	-9.0%	$99.19

Day 3	103.9	4.0%	12.0%	$111.09

Day 4	101.3	-2.5%	-7.5%	$102.76

Day 5	105.1	3.7%	11.1%	$114.17

Total Return	5.1%			14.2%

•	Why does this happen?

This effect is caused by compounding, which exists in all investments, but has a more significant impact on a leveraged fund. In general, during periods of higher index volatility, compounding will cause longer term results to be more or less than three times (or minus three times) the return of the Index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility, fund returns over longer periods can be higher than three times (or minus three times) the return of the Index. Actual results for a particular period, before fees and expenses, are also dependent on the magnitude of the index return in addition to the Index volatility. Similar effects exist for Short ProShares. Please see the Statement of Additional Information (“SAI”) for additional details.

The graphs that follow illustrate this point. Each of the graphs shows a simulated hypothetical one year performance of an index compared with the performance of a fund that perfectly achieves its investment objective. The graphs demonstrate that, for periods greater than one day, a leveraged fund is likely to underperform or overperform (but not match) the index performance (or the inverse of the index performance) times the stated multiple in the fund objective. Investors should understand the consequences of holding daily rebalanced funds for periods longer than a single day and should actively monitor their investments. A one year period is used for illustrative purposes only. Deviations from the index return times the fund multiple can occur over periods as short as two days.

For UltraPro and UltraPro Short ProShares

To isolate the impact of leverage, these graphs assume a) no dividends or interest paid with respect to securities in the index; b) no fund expenses; and c) borrowing/lending rates (to obtain required leverage) of zero percent. If these costs and expenses were included, the fund’s performance would be different than that shown. Each of the graphs also assumes a volatility rate of 26%, which is the approximate average of the five-year historical volatility rate of the S&P 500®, S&P MidCap400®, Russell 2000 Index®, NASDAQ-100 Index® and Dow Jones Industrial AverageSM. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index. Other indexes to which the Funds are benchmarked have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 26%.

One-Year Simulation; Index Flat (0%) (Annualized Index Volatility 26%)

This graph shows a scenario where the index, which exhibits day to day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the UltraPro (+3x Fund) and UltraPro ShortProShares (-3x Fund) are down.

One-Year Simulation; Index Up 15% (Annualized Index Volatility 26%)

This graph shows a scenario where the index, which exhibits day to day volatility, is up over the year, but the UltraPro ProShares (+3x Fund) is up less than triple the Index and the UltraPro Short ProShares (-3x Fund) is down more than triple the inverse of the index.

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One-Year Simulation; Index Down 15% (Annualized Index Volatility 26%)

This graph shows a scenario where the Index, which exhibits day to day volatility, is down over the year, the UltraPro ProShares (+3x Fund) is down more than triple the Index, and the UltraPro Short ProShares (-3x Fund) is up less than triple the inverse of the Index.

For Ultra and UltraShort ProShares

To isolate the impact of leverage, these graphs assume a) no dividends or interest paid with respect to securities in the index; b) no fund expenses; and c) borrowing/lending rates (to obtain required leverage) of zero percent. If these costs and expenses were included, the fund’s performance would be different than that shown. Each of the graphs also assumes a volatility rate of 26%, which is an approximate average of the five-year historical volatility rate of the S&P 500®, S&P MidCap 400®, Russell 2000® Index, NASDAQ-100 Index® and Dow Jones Industrial Average™. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index. Other indexes to which the Funds are benchmarked have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 26%.

One-Year Simulation; Index Flat (0%) (Annualized Index Volatility 26%)

This graph shows a scenario where the index, which exhibits day to day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the Ultra (+2x Fund) and UltraShort ProShares (-2x Fund) are down.

One-Year Simulation; Index Up 15% (Annualized Index Volatility 26%)

This graph shows a scenario where the index, which exhibits day to day volatility, is up over the year, but the Ultra ProShares (+2x Fund) is up less than twice the index and the UltraShort ProShares (-2x Fund) is down more than twice the inverse of the Index.

One-Year Simulation; Index Down 15% (Annualized Index Volatility 26%)

This graph shows a scenario where the index, which exhibits day to day volatility, is down over the year, the Ultra ProShares (+2x Fund) is down more than twice the Index, and the UltraShort ProShares (-2x Fund) is up less than twice the inverse of the Index.

For Short ProShares

To isolate the impact of leverage, these graphs assume a) no dividends paid or interest paid with respect to securities in the Index; b) no fund expenses; and c) borrowing/lending rates (to obtain required leverage) of zero percent. If these costs and expenses

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were included, the fund’s performance would be different than that shown. Each of the graphs also assume a volatility rate of 26%, which is an approximate average of the five-year historical volatility rate of the S&P 500®, S&P MidCap400®, Russell 2000 Index®, NASDAQ-100® Index and Dow Jones Industrial Average™. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the return of an index. Other indexes to which the Funds are benchmarked have different historical volatility rates; certain of the Fund’s historical volatility rates are substantially in excess of 26%.

One-Year Simulation; Index Flat (0%) (Annualized Index Volatility 26%)

This graph shows a scenario where the index, which exhibits day to day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the Short ProShares (-1x Fund) is down.

One-Year Simulation; Index Up 15% (Annualized Index Volatility 26%)

This graph shows a scenario where the index, which exhibits day to day volatility, is up over the year, and the Short ProShares (-1x Fund) is down more than the inverse of the index.

One-Year Simulation; Index Down 15% (Annualized Index Volatility 26%)

This graph shows a scenario where the Index, which exhibits day to day volatility, is down over the year, and the Short ProShares (-1x Fund) is up less than the inverse of the index.

The table below shows the historical annualized volatility rate for the five year period ended June 30, 2010 of the relevant index underlying a Fund’s benchmark.

Index	Historical Five- Year Annualized Volatility Rate
NASDAQ-100®	26.17%
Dow Jones Industrial AverageSM	22.55%
S&P 500®	24.70%
S&P MidCap 400™	27.33%
S&P SmallCap 600™	29.04%
Dow Jones U.S. Basic MaterialsSM	36.34%
Dow Jones U.S. Consumer GoodsSM	18.26%
Dow Jones U.S. Consumer ServicesSM	24.01%
Dow Jones U.S. FinancialsSM	43.08%
Dow Jones U.S. Health CareSM	18.87%
Dow Jones U.S. IndustrialsSM	26.43%
Dow Jones U.S. Oil & GasSM	35.56%
Dow Jones U.S. Real EstateSM	48.17%
Dow Jones U.S. SemiconductorSM	32.49%
Dow Jones U.S. TechnologySM	26.01%
Dow Jones U.S. Select TelecommunicationsSM	27.17%
Dow Jones U.S. UtilitiesSM	22.68%
KBW Regional BankingSM	43.08%
Nasdaq Biotechnology	23.73%
Barclays Capital 7-10 Year U.S. Treasury Bond	7.35%
Barclays Capital 20+ Year U.S. Treasury Bond	14.21%
Russell 2000®	30.66%
Russell 1000® Value	27.02%
Russell 1000® Growth	23.25%
Russell Midcap® Value	28.00%
Russell Midcap® Growth	27.02%
Russell 2000® Growth	29.47%
Russell 2000® Value	32.25%
Russell 3000®	25.09%
MSCI EAFE	22.64%
MSCI Emerging Markets	25.92%
FTSE China 25	38.46%
MSCI Japan	25.51%
MSCI Europe	27.17%
MSCI Pacific ex-Japan	26.19%
MSCI Brazil	43.76%
MSCI Mexico Investable Market	32.68%

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For additional details about fund performance over periods longer than one day in both Ultra and Short Funds, please see the SAI.

•	What it means to you

Daily objective leveraged funds, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be useful tools for investors who want to manage their exposure to various markets and market segments and who are willing to monitor and/or periodically rebalance their portfolios. However, investors considering these funds should understand that they are designed to provide a positive or negative multiple of an index on a daily basis and not for greater periods of time. As a result, fund returns will not likely be a simple multiple (e.g., 3x, -3x) of an index’s return for time periods longer than one day.

Additionally, investors should recognize that the degree of volatility of the underlying index can have a dramatic effect on a fund’s longer-term performance. The greater the volatility, given a particular index return, the greater the downside deviation will be of a fund’s longer-term performance from a simple multiple (e.g., 3x, -3x) of its index’s longer-term return. As shown in the first example, it is even possible that a fund may move in a different direction than the index.

Other Principal Risks

In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund. A Fund’s NAV will change daily based on the performance of the benchmark index, which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of securities in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers.

The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are noted in each Fund description and described below. Some risks apply to all Funds, while others are specific to the investment strategies of certain Funds, as indicated below. The SAI contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to risks in addition to those identified as principal risks.

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Counterparty Risk — (All Funds) A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProShare Advisors to be of comparable quality.

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Exposure to Foreign Investments Risk — (ProShares Ultra, Short and UltraShort MSCI EAFE, MSCI Emerging Markets and FTSE/Xinhua China 25; Ultra and UltraShort MSCI Japan, MSCI Europe, MSCI Pacific ex-Japan, MSCI Brazil and MSCI Mexico Investable Market) Certain of the Funds may invest in securities of foreign issuers or other investments that provide a Fund with exposure to foreign issuers (collectively, “foreign investments”). Certain factors related to foreign investments may prevent a Fund from achieving its goals. These factors include the effect of (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies, particularly when currency hedging techniques are unavailable; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; and (viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, a Fund’s ability to purchase or sell foreign investments at appropriate times.

A Fund’s ability to achieve its investment objectives also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent a Fund’s assets are exposed to contractual and other legal obligations in a foreign country, e.g., swap agreements with foreign counterparties, these factors may affect the Funds’ ability to achieve their investment objectives. A Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information

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about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. These factors include the effect of (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and (iv) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent a Fund focuses its investments on a particular country or region, the Fund’s ability to meet its investment objectives may be especially subject to factors and developments related to such country or region.

Because the Fund’s foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher.

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Geographic Concentration Risk — (ProShares Ultra, Short and UltraShort FTSE China 25; Ultra and UltraShort MSCI Japan, MSCI Brazil and MSCI Mexico Investable Market) Certain Funds that focus their investments in companies economically tied to particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, Funds that focus their investments in companies economically tied to a particular geographic region or country may be more volatile than a more geographically diversified fund.

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Market Price Variance Risk — (All Funds) Individual Shares of a Fund will be listed for trading on an Exchange and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Differences between secondary market prices and NAV for Shares may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or instruments held by a Fund at a particular time. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. There may, however, be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the NAV. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. A Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with a Fund.

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Trading Risks — (All Funds) Although the Shares are listed for trading on an Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than an Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of an Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all, on any stock exchange.

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Short Sales Risk — (Short ProShares and Alpha ProShares) Selling short is a technique that may be employed by the Short ProShares and Alpha ProShares to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If the Fund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the Fund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the Fund will incur a negative return (loss) on the transaction. The use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause the Fund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower the Fund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause the Fund to be exposed to short sales risk. Selling short may be considered an aggressive investment technique.

Additional Securities, Instruments and Strategies

This section describes additional securities, instruments and strategies that may be utilized by a Fund which are not principal

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investment strategies of a Fund unless otherwise noted in the Fund’s description of principal strategies.

•	Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and New York Shares (“NYSs”).

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ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

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GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

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A NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, as the mechanics of the instrument are very similar. NYSs are used primarily by Dutch companies.

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Leveraged Investment Techniques include investing in swap agreements, reverse repurchase agreements, futures contracts and options on securities indexes and forward contracts and engaging in borrowing, which may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a Fund.

A Fund may also use particular leveraged investment techniques as part of a strategy designed to reduce, or “hedge,” exposure to other risks. For example, a Fund may use various strategies designed to limit the risk of price fluctuations of its portfolio and to preserve capital, which may include purchasing securities with respect to which the Fund has taken a short position. See Short Sales. Additional leveraged investment techniques may include the use by the Short ProShares of direct investment in equity securities or the use by a Fund of customized baskets of securities that do not necessarily include any of the securities contained in the underlying Index. Note, however, that use of hedging techniques may involve additional costs and risks to a Fund. For example, the successful use of hedging techniques may be adversely affected by imperfect correlation between movements in the price of the securities purchased to hedge and the price of the securities being sold short.

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Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements.

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Repurchase Agreements are contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Funds as a short-term investment vehicle for cash positions. • Structured Notes are debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return patterns. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to indirectly expose a portfolio to asset classes or markets in which one does not desire to invest directly.

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U.S. Government Securities are issued by the U.S. government or one of its agencies or instrumentalities. Some, but not all, U.S. government securities are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities or the cash value of the securities, on an-agreed-upon date.

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Forward Contracts — Forward contracts are two-party contracts entered into with dealers or financial institutions where the purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is agreed upon at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

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Options on Securities and Stock Indices and Investments Covering Such Positions — Option contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. A call option gives one the right to buy a security or futures contract at an agreed-upon price on or before a certain date. A put option gives one the right to sell a security or futures contract at an agreed-upon price on or before a certain date.

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Investments in Other Investment Companies — Each Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”). If a Fund invests in, and thus is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

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Because most exchange traded funds are investment companies, absent exemptive relief, investment in such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain exchange traded funds in excess of the statutory limit in reliance on an exemptive order issued to those entities and pursuant to procedures approved by the Board provided that it complies with the conditions of the exemptive relief, as they may be amended from time to time, and any other applicable investment limitations.

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Short Sales — The Short ProShares also may engage in short sales transactions with respect to equity securities (including shares of exchange-traded funds) to the extent permitted by the 1940 Act. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives or interest which accrues on the security during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

The Short ProShares also may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short.

Precautionary Notes

A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding Shares of each Fund. Your ownership of Shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the Shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from the Fund whose Shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.

A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (the “Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares, and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A Precautionary Note to Investment Companies — For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof.

The Trust and the Funds have obtained an exemptive order from the SEC allowing a registered investment company to invest in a Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with ProShares Trust regarding the terms of the investment. Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust.

A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can postpone payment of redemption proceeds for any period during which (1) the New York Stock Exchange (the “NYSE”) or The NASDAQ Stock Market is closed other than customary weekend and holiday closings, (2) trading on the NYSE or The NASDAQ Stock Market is restricted, (3) any emergency circumstances exist, as determined by the SEC, and (4) the SEC by order permits for the protection of shareholders of a Fund and (5) for up to 14 calendar days for any of the Ultra International and Short International ProShares during a period of an international local holiday, as further described in the SAI.

A Precautionary Note Regarding Regulatory Initiatives — There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and

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the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including Financial Instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the forced use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a one-year period prescribed in which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds, but it is expected that swap dealers, major market participants and swap counterparties, including the Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Underlying Indexes

The Funds have entered into licensing agreements for the use of the Indexes underlying their benchmarks (each, an “Index”). A description of the Indexes currently underlying the Funds’ benchmarks follows:

ProShares Ultra SmallCap600, ProShares Short SmallCap600 and ProShares UltraShort SmallCap600:

The S&P SmallCap600® is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 600 U.S. operating companies selected through a process that factors criteria such as liquidity, price, market capitalization, financial viability and public float. As of June 30, 2010, the S&P SmallCap 600 included companies with capitalizations between $28.6 million and $2.9 billion. The average capitalization of the companies comprising the Index was approximately $700 million.

ProShares Ultra Russell2000, ProShares Short Russell2000, ProShares UltraShort Russell2000, ProShares UltraPro Russell2000 and ProShares UltraPro Short Russell2000:

The Russell 2000® Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. As of June 30, 2010, the Russell 2000 Index included companies with capitalizations between $39 million and $2.5 billion. The average capitalization of the companies comprising the Index was approximately $555 million.

ProShares Ultra Basic Materials, Short Basic Materials and ProShares UltraShort Basic Materials:

The Dow Jones U.S. Basic Materials IndexSM measures the performance of the basic materials industry of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. As of June 30, 2010, the Dow Jones U.S. Basic Materials Index included companies with capitalizations between $509 million and $31 billion. The average capitalization of the companies comprising the Index was approximately $5 billion. As of the close of business on June 30, 2010, the Index was concentrated in the chemicals industry group which comprised approximately 53.02% of the market capitalization of the Index.

ProShares Ultra Nasdaq Biotechnology and ProShares UltraShort Nasdaq Biotechnology:

The Nasdaq Biotechnology Index® is a modified capitalization weighted index that includes securities of NASDAQ listed companies that are classified as either biotechnology or pharmaceutical according to the Industry Classification Benchmark (“ICB”) which also meet other eligibility criteria determined by NASDAQ, including minimum market capitalization and liquidity requirements. As of June 30, 2010, the Index included companies with capitalizations between $88 million and $50 billion. The average capitalization of the companies comprising the Index was approximately $2.4 billion.

ProShares Ultra Consumer Goods and ProShares UltraShort Consumer Goods:

The Dow Jones U.S. Consumer Goods IndexSM measures the performance of consumer spending in the goods industry of the U.S. equity market. Component companies include automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. As of June 30, 2010, the Dow Jones U.S. Consumer

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Goods Index included companies with capitalizations between $390 million and $173 billion. The average capitalization of the companies comprising the Index was approximately $9 billion.

ProShares Ultra Consumer Services and ProShares UltraShort Consumer Services:

The Dow Jones U.S. Consumer Services IndexSM measures the performance of consumer spending in the services industry of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of June 30, 2010, the Dow Jones U.S. Consumer Services Index included companies with capitalizations between $411 million and $102 billion. The average capitalization of the companies comprising the Index was approximately $6.5 billion. As of the close of business on June 30, 2010, the Index was concentrated in the general retailers industry group which comprised approximately 42.11% of the market capitalization and media which comprised approximately 26.14% of the market of the Index.

ProShares Ultra Financials, ProShares Short Financials and ProShares UltraShort Financials:

The Dow Jones U.S. Financials IndexSM measures the performance of the financial services industry of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of June 30, 2010, the Dow Jones U.S. Financials Index included companies with capitalizations between $430 million and $145 billion. The average capitalization of the companies comprising the Index was approximately $7 billion. As of the close of business on June 30, 2010, the Index was concentrated in the bonds industry group which comprised approximately 40.44% of the market capitalization of the Index.

ProShares Ultra Health Care and ProShares UltraShort Health Care:

The Dow Jones U.S. Health Care IndexSM measures the performance of the healthcare industry of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of June 30, 2010, the Dow Jones U.S. Health Care Index included companies with capitalizations between $400 million and $163 billion. The average capitalization of the companies comprising the Index was approximately $9.8 billion. As of the close of business on June 30, 2010, the Index was concentrated in the pharmaceuticals and biotechnology industry group which comprised approximately 62.16% of the market capitalization and health care equipment which comprised approximately 37.84% of the market of the Index

ProShares Ultra Industrials and ProShares UltraShort Industrials:

The Dow Jones U.S. Industrials IndexSM measures the performance of the industrial industry of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. As of June 30, 2010, the Dow Jones U.S. Industrials Index included companies with capitalizations between $382 million and $154 billion. The average capitalization of the companies comprising the Index was approximately $5.6 billion.

ProShares Ultra Oil & Gas, ProShares Short Oil & Gas and ProShares UltraShort Oil & Gas:

The Dow Jones U.S. Oil & Gas IndexSM measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of June 30, 2010, the Dow Jones U.S. Oil & Gas Index included companies with capitalizations between $447 million and $291 billion. The average capitalization of the companies comprising the Index was approximately $12 billion. As of the close of business on June 30, 2010, the Index was concentrated in the oil and gas producers industry group which comprised approximately 77.09% of the market capitalization and oil equipment services industry group which comprised approximately 22.32% of the market capitalization of the Index

ProShares Ultra Real Estate, ProShares Short Real Estate and ProShares UltraShort Real Estate:

The Dow Jones U.S. Real Estate IndexSM measures the performance of the real estate sector of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of June 30, 2010, the Dow Jones U.S. Real Estate Index included companies with capitalizations between $641 million and $23 billion. The average capitalization of the companies comprising the Index was approximately $3.5 billion.

ProShares Ultra KBW Regional Banking and ProShares Short KBW Regional Banking:

The KBW Regional Banking IndexSM is an equal-weighted index that seeks to provide diverse regional banking exposure. The Index includes stocks of 50 publicly traded companies that do business as regional banks or thrifts. Component companies include leading regional banks or thrifts listed on a U.S. exchange. As of June 30, 2010, the Index included companies with

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capitalizations between approximately $429 million and $6.4 billion. The average capitalization of the companies comprising the Index was approximately $1.3 billion.

ProShares Ultra Semiconductors and ProShares UltraShort Semiconductors:

The Dow Jones U.S. Semiconductor IndexSM measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards. As of June 30, 2010, the Dow Jones U.S. Semiconductor Index included companies with capitalizations between $459 million and $108 billion. The average capitalization of the companies comprising the Index was approximately $5.9 billion.

ProShares Ultra Technology and ProShares UltraShort Technology:

The Dow Jones U.S. Technology IndexSM measures the performance of the technology industry of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of June 30, 2010, the Dow Jones U.S. Technologies Index included companies with capitalizations between $441 million and $228 billion. The average capitalization of the companies comprising the Index was approximately $10.9 billion. As of the close of business on June 30, 2010, the Index was concentrated in the software and corporate services industry group which comprised approximately 42.88% of the market capitalization and technology and hardware industry group which comprised approximately 57.12% of the market capitalization of the Index.

ProShares Ultra Telecommunications and ProShares UltraShort Telecommunications:

The Dow Jones U.S. Select Telecommunications IndexSM is a measure of U.S. stock market performance of fixed-line (regional and long-distance carriers) and mobile telephone services (cellular, satellite and paging services). As of June 30, 2010, the Index included companies with capitalizations between $610.9 million and $144 billion. The average capitalization of the companies comprising the Index was approximately $14 billion. As of the close of business on June 30, 2010, the Index was concentrated in the fixed line telecommunication industry group which comprised approximately 82.69% of the market capitalization of the Index.

ProShares Ultra Utilities and ProShares UltraShort Utilities:

The Dow Jones U.S. Utilities IndexSM measures the performance of the utilities industry of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of June 30, 2010, the Dow Jones U.S. Utilities Index included companies with capitalizations between $394 million and $27.3 billion. The average capitalization of the companies comprising the Index was approximately $5.6 billion. As of the close of business on June 30, 2010, the Index was concentrated in the electricity industry group which comprised approximately

72.37% of the market capitalization and gas, water and multi-utilities group which comprised approximately 27.63% of the market capitalization of the Index.

ProShares Ultra Russell1000 Value and ProShares UltraShort Russell1000 Value:

The Russell 1000® Value Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell 1000® Index that have been identified as being on the value end of the growth-value spectrum. As of June 30, 2010, the Russell 1000 Value Index included companies with capitalizations between $684 million and $292 billion. The average capitalization of the companies comprising the Index was approximately $11 billion. As of the close of business on June 30, 2010, the Index was concentrated in the financial industry group which comprised approximately 28.33% of the market capitalization of the Index.

ProShares Ultra Russell1000 Growth and ProShares UltraShort Russell1000 Growth:

The Russell 1000® Growth Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell 1000® Index that have been identified as being on the growth end of the growth-value spectrum. As of June 30, 2010, the Russell1000® Growth Index included companies with capitalizations between $684 million and $292 billion. The average capitalization of the companies comprising the Index was approximately $12.5 billion.

ProShares Ultra Russell MidCap Value and ProShares UltraShort Russell MidCap Value:

The Russell Midcap® Value Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell Midcap® Index that have been identified as being on the value end of the growth-value spectrum. As of June 30, 2010, the Russell Midcap Value Index included companies with capitalizations between $684 million and $24 billion. The average capitalization of the companies comprising the Index was approximately $4 billion. As of the close of business on June 30, 2010, the Index was concentrated in the financial industry group which comprised approximately 29.09% of the market capitalization of the Index.

ProShares Ultra Russell MidCap Growth and ProShares UltraShort Russell MidCap Growth:

The Russell Midcap® Growth Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell Midcap® Index that have been identified as being on the growth end of the growth-value spectrum. As of June 30, 2010, the Russell Midcap Growth Index included companies with capitalizations between $684

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million and $13.7 billion. The average capitalization of the companies comprising the Index was approximately $4 billion.

ProShares Ultra Russell2000 Value and ProShares UltraShort Russell2000 Value:

The Russell 2000® Value Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell 2000® Index that have been identified as being on the value end of the growth-value spectrum. As of June 30, 2010, the Russell 2000 Value Index included companies with capitalizations between $49 million and $2.2 billion. The average capitalization of the companies comprising the Index was approximately $527 million. As of the close of business on June 30, 2010, the Index was concentrated in the financial industry group which comprised approximately 37.83% of the market capitalization of the Index.

ProShares Ultra Russell2000 Growth and ProShares UltraShort Russell2000 Growth:

The Russell 2000® Growth Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell 2000® Index that have been identified as being on the growth end of the growth-value spectrum. As of June 30, 2010, the Russell 2000 Growth Index included companies with capitalizations between $39 million and $2.5 billion. The average capitalization of the companies comprising the Index was approximately $576 million. As of the close of business on June 30, 2010, the Index was concentrated in the consumer non-cyclical industry group which comprised approximately 28.77% of the market capitalization of the Index.

ProShares Ultra S&P500, ProShares Short S&P500, ProShares UltraShort S&P500, ProShares UltraPro S&P500 and UltraPro Short S&P500:

The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 500 U.S. operating companies and REITs selected through a process that factors criteria such as liquidity, price, market capitalization and financial viability. As of June 30, 2010, the S&P 500 included companies with capitalizations between $1 billion and $291.8 billion. The average capitalization of the companies comprising the Index was approximately $19.6 billion.

ProShares Ultra QQQ, ProShares Short QQQ, ProShares UltraShort QQQ, ProShares UltraPro QQQ and ProShares UltraPro Short QQQ:

The NASDAQ-100 Index® includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of June 30, 2010, the NASDAQ-100 Index included companies with capitalizations between $2.5 billion and $228.8 billion. The average capitalization of the companies comprising the Index was approximately $21.8 billion. As of the close of business on June 30, 2010, the Index was concentrated in the technology industry group which comprised approximately 46.43% of the market capitalization of the Index.

ProShares Ultra Dow30, ProShares Short Dow30, ProShares UltraShort Dow30, ProShares UltraPro Dow30 and ProShares UltraPro Short Dow30:

The Dow Jones Industrial AverageSM is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. As of June 30, 2010, the Index included companies with capitalizations between $10 billion and $291.8 billion. The average capitalization of the companies comprising the Index was approximately $106 billion.

ProShares Ultra MidCap400, ProShares Short MidCap400, ProShares UltraShort MidCap400, ProShares UltraPro MidCap400 and ProShares UltraPro Short MidCap400:

The S&P MidCap 400® is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 400 U.S. operating companies and REITs selected through a process that factors criteria such as liquidity, price, market capitalization and financial viability. As of June 30, 2010, the S&P MidCap 400 included companies with capitalizations between $301 million and $6.6 billion. The average capitalization of the companies comprising the Index was approximately $2.3 billion.

ProShares Ultra MSCI EAFE, ProShares Short MSCI EAFE, and ProShares UltraShort MSCI EAFE:

The MSCI EAFE Index® (Europe, Australasia, Far East) adjusts the market capitalization of index constituents for free float and targets for index inclusion 85% of free float-adjusted market capitalization in each industry group, in developed market countries, excluding the US and Canada. As of June 30, 2010, the MSCI EAFE Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of June 30, 2010, the MSCI EAFE Index included companies with capitalizations between $408 million and $167.8 billion. The average capitalization of the companies comprising the Index was approximately $9.1 billion.

ProShares Ultra MSCI Emerging Markets, ProShares Short MSCI Emerging Markets and ProShares UltraShort MSCI Emerging Markets:

The MSCI Emerging Markets Index® adjusts the market capitalization of index constituents for free float and targets for index inclusion 85% of free float-adjusted market capitalization in each industry group, in global emerging markets countries. As of June 2010 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. As of June 30, 2010, the MSCI Emerging Markets Index included companies with capitalizations between $88 million and $70.4 billion. The average capitalization of the companies comprising the Index was approximately $3.9 billion.

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ProShares Ultra MSCI Japan and ProShares UltraShort MSCI Japan:

The MSCI Japan Index® adjusts the market capitalization of index constituents for free float and targets for index inclusion 85% of free float-adjusted market capitalization in each industry group in Japan. As of June 30, 2010, the MSCI Japan Index included companies with capitalizations between $648 million and $96 billion. The average capitalization of the companies comprising the Index was approximately $6 billion.

ProShares Ultra FTSE China 25, ProShares Short FTSE China 25 and ProShares UltraShort FTSE China 25:

The FTSE China 25 Index® is comprised of 25 of the largest and most liquid Chinese stocks listed on the Hong Kong Stock Exchange. As of June 30, 2010, the FTSE China 25 Index included companies with capitalizations between $10 billion and $268 billion. The average capitalization of the companies comprising the Index was approximately $70 billion. As of the close of business on June 30, 2010, the Index was concentrated in the financial industry group which comprised approximately 46.10% of the market capitalization of the Index.

ProShares Ultra 7-10 Year Treasury and ProShares UltraShort 7-10 Year Treasury:

The Barclays Capital 7-10 Year U.S. Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated investment grade (at least Baa3 by Moody’s Investors Service, Inc. or BBB- by Standard and Poor’s Financial Services, LLC are fixed rate, and have more than $250 million par outstanding. The Index is weighted by the relative market value of all securities meeting the Index criteria. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (“TINs”), U.S. Treasury inflation-protected securities (“TIPs”), state and local government bonds (“SLGs”), and coupon issues that have been stripped from assets already included.

ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury and ProShares UltraShort 20+ Year Treasury:

The Barclays Capital 20+ Year U.S. Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity greater than 20 years, are non-convertible, are denominated in U.S. dollars, are rated investment grade (at least Baa3 by Moody’s Investors Service, Inc. or BBB- by Standard and Poor’s Financial Services, LLC are fixed rate, and have more than $250 million par outstanding. The Index is weighted by the relative market value of all securities meeting the Index criteria. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (“TINs”), U.S. Treasury inflation protected securities (“TIPs”), state and local government series bonds (“SLGs”), and coupon issues that have been stripped from assets already included.

ProShares Ultra Russell3000 and ProShares UltraShort Russell3000:

The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Index is designed to be a comprehensive representation of the investable U.S. equity market and its segments. It is a free float-adjusted, market capitalization-weighted index, and includes only common stocks belonging to corporations incorporated in the U.S. and its territories. As of June 30, 2010, the Index was concentrated in the Consumer, Non-Cyclical industry group, which comprised 24% of the market capitalization of the Index, and included companies with capitalizations between $39.2 million and $291.8 billion. The average capitalization of the companies comprising the Index was approximately $4.2 billion.

ProShares Ultra MSCI Europe and ProShares UltraShort MSCI Europe:

The MSCI Europe Index® is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Index is divided into large- and mid-cap segments and provides exhaustive coverage of these size segments by targeting around 85% of free float-adjusted market capitalization in the region. The Index consists of the following 16 developed market countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. As of June 30, 2010, the Index included companies with capitalizations between $825 million and $168 billion. The average capitalization of the companies comprising the Index was approximately $12 billion.

ProShares Ultra MSCI Pacific ex-Japan and ProShares UltraShort MSCI Pacific ex-Japan:

The MSCI Pacific ex-Japan Index® is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed markets in the Pacific region, excluding Japan. The Index is divided into large- and midcap segments and provides exhaustive coverage of these size segments by targeting around 85% of free float-adjusted market capitalization in the region. The Index consists of the following four developed market countries/cities: Australia, Hong Kong, New Zealand and Singapore. As of June 30, 2010, the Index was concentrated in the Financial Services industry group, which comprised 53% of the market capitalization of the Index, and included companies with capitalizations between $749.9 million and $106.7 billion. The average capitalization of the companies comprising the Index was approximately $7 billion.

ProShares Ultra MSCI Brazil and ProShares UltraShort MSCI Brazil:

The MSCI Brazil Index® is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the Brazilian market. The Index is divided into large- and mid-cap segments and provides exhaustive coverage of these size segments by targeting around 85% of free float-adjusted market capitalization in the Brazilian market. As of June 30, 2010, the Index was concentrated in the Materials industry group, which comprised 20% of the market capitalization of the Index, respectively, and included companies with capitalizations between $709 million and $46.8 billion. The average capitalization of the companies comprising the Index was approximately $6 billion.

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ProShares Ultra MSCI Mexico Investable Market and ProShares UltraShort MSCI Mexico Investable Market:

The MSCI Mexico Investable Market Index® is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of the Mexican equity market by capturing 99% of the (publicly available) total market capitalization. As of June 30, 2010, the Index was concentrated in the Telecommunications services industry group, which comprised 34.94% of the market capitalization of the Index, and included companies with capitalizations between $49 million and $45 billion. The average capitalization of the companies comprising the Index was approximately $3 billion.

ProShares Credit Suisse 130/30:

The Credit Suisse 130/30 Large Cap Index is designed to replicate an investment strategy that establishes either long or short positions in the stocks of certain of the 500 largest U.S. companies based on market capitalization (the “Universe”) by applying a rules-based ranking and weighting methodology detailed below. The design intends to provide an indexed representation of a quantitatively constructed 130/30 U.S. large cap equity strategy. This results in the Index having total long exposure of 130% and total short exposure of 30% at each monthly reconstitution date. The Index will have risk characteristics similar to the Universe and will generally rise and fall with the Universe, with the goal, but not guarantee, of incremental risk-adjusted outperformance as compared to the Universe. As of June 30, 2010, the Index contained 240 long and 122 short positions. As of the close of business on June 30, 2010, the Index was concentrated in the consumer non-cyclical industry group which comprised approximately 29.31% of the market capitalization of the Index.

Reconstitution of the Index occurs on the third Friday of each month and begins by identifying the universe of stocks for potential selection into the Index. Using a quantitative analysis, an expected alpha score (or rank) is assigned to each stock in the Universe. Expected alpha is a forecast of a stock’s risk-adjusted return. The expected alpha score is derived using 50 factors that capture key company information, including fundamental data from financial statements, consensus earnings forecasts, market pricing and volume data. These 50 factors are grouped into ten equal-weighted factor composites in the following categories: 1) Traditional Value, 2) Relative Value, 3) Historical Growth, 4) Expected Growth, 5) Profit Trends, 6) Accelerating Sales, 7) Earnings Momentum, 8) Price Momentum, 9) Price Reversal, and 10) Small Size. Each stock in the Universe is scored on each of the 10 composite factors, and these scores are then combined to generate a single, overall expected alpha score.

Once an expected alpha score is derived for each stock in the Universe, an optimized long/short index portfolio is generated based on these scores, with its long and short positions set at 130% and 30%, respectively. The primary goal of the optimization process is to maximize the Index portfolio’s potential estimated return while maintaining risk characteristics similar to the Universe. Between reconstitutions, risk characteristics of the Index will diverge from those of the Universe.

Each stock in the Index portfolio may be over- or underweighted by a maximum of 0.40 basis points, based on its expected alpha score. This means that a stock with a high score may have a portfolio weight that is as much as 0.40% above its float-adjusted market capitalization weighting. A stock with a low score may have a portfolio weight that is as much as 0.40% below its market capitalization weighting. In cases where a stock’s market capitalization weighting is under 0.40% and the company is assigned a low alpha score, it may carry a negative weighting and be held as a short position. The optimization process commonly sets the weight for numerous stocks in the Universe to zero, so that the Index portfolio may include fewer than 500 stocks.

At the Index’s next monthly reconstitution, new equity scores are calculated, the long/short ratio is reset to 130/30 and new equity weights are computed.

ProShares RAFI® Long/Short:

The RAFI® US Equity Long/Short Index (Index) seeks to utilize the Research Affiliates Fundamental Index (RAFI®) weighting methodology to identify opportunities which are implemented through both long and short securities positions. The Index compares RAFI® constituent weightings to market capitalization (CAP) weights for a selection of U.S. domiciled publicly traded companies listed on major exchanges (the “Eligible Companies”). The Index takes long positions in securities with larger RAFI® weights relative to their CAP weights. Short positions are taken in securities with smaller RAFI® weights relative to their CAP weights. The Index is rebalanced monthly such that it has equal dollar investments in both long and short positions and is reconstituted annually at which time new long and short positions are selected and weighted. Sector neutrality is also achieved during the annual reconstitution. The Index at any time may have significant positive or negative correlations with long-only market capitalization weighted indexes.

Index Construction Summary — The securities in the Index are selected as of each annual reconstitution from a universe consisting of the 1000 largest Eligible Companies by market capitalization and the 1000 highest weighted Eligible Companies by RAFI® weight (see RAFI® methodology below). The companies included in the Index are then selected for each of 10 industry sectors – within each sector, the 20% of the securities with the largest RAFI® weights relative to their CAP weights are selected to comprise the long portfolio. The 20% of securities within each sector with the smallest RAFI® weights relative to their CAP weights are selected to comprise the short portfolio.

Weights are assigned to individual constituents in relation to both the absolute and proportional difference between their RAFI® and CAP weights. Weights are then normalized within each sector so that the resulting sector weights in both the long and short portfolios match the model sector weights of a hypothetical RAFI® weighted US 1000 long only index.

RAFI® Methodology — The Index is based on the RAFI® methodology for selecting and weighting securities based on measures of company size including sales, cash flow, dividends and book value.

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The starting universe consists of a Research Affiliates universe of publically traded US companies listed on major US stock exchanges (RA Universe). For each company within this RA Universe, an aggregation of historical accounting data (consisting of sales, cash flow and dividends) and current book value is selected. Five-year averages are then calculated for each company for sales, cash flow and dividends, while current book value acts as a fourth variable. Each of the four measures is equal weighted.

From this data, a composite RAFI® weight is calculated for each company. Composite fundamental weights are comprised of individual RAFI® weights calculated for each company for each individual accounting variable. Each corporation thereby receives a composite RAFI® weight equal to the ratio of its sales (or cash flow, dividends, book value) to the aggregate sales (or cash flow, dividends, book value) across all companies in the sample. If a company does not pay any dividends, the composite calculation does not give it a zero weight on that metric but computes its weight as an equally weighted average of the remaining three metrics. Companies that receive a negative composite weight are removed.

Information About the Index Licensors

“Standard & Poor’s®,” “S&P®,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProShares. ProShares are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s does not make any representation regarding the advisability of investing in ProShares.

ProShares Ultra, UltraPro, Short, UltraShort and UltraPro Short QQQ and ProShares Ultra and UltraShort Nasdaq Biotechnology (the “Nasdaq Funds”) are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates or subsidiaries. (The NASDAQ OMX Group, Inc., collectively with its affiliates and subsidiaries, are referred to as “NASDAQ OMX”). NASDAQ OMX has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Nasdaq Funds. NASDAQ OMX makes no representation or warranty, express or implied, to the owners of the Nasdaq Funds or any member of the public regarding the advisability of investing in securities generally or in the Nasdaq Funds particularly. NASDAQ OMX has no liability in connection with the administration, marketing or trading of the Nasdaq Funds.

NASDAQ OMX does not guarantee the accuracy or completeness of the date on which the intra-day portfolio value (the “IPV”) calculations are based or the actual computation of the value of the IPV, nor shall NASDAQ OMX be responsible for any delays in the computation or dissemination of the IPV values. NASDAQ OMX makes no warranty, express or implied, as to results to be obtained by the Nasdaq Funds, or any other person or entity from the use of the IPVs or any data included therein. NASDAQ OMX makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the IPVs or any data included therein. Without limiting any of the foregoing, in no event shall NASDAQ OMX have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

“Dow Jones” is a service mark of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote any of the ProShares.

•	Recommend that any person invest in the ProShares or any other securities.

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProShares.

•	Have any responsibility or liability for the administration, management for marketing of the ProShares.

•	Consider the needs of the ProShares or the owners of the ProShares in determining, composing or calculating the Dow Jones U.S. Indexes or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProShares. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•

The results to be obtained by the ProShares, the owner of the ProShares or any other person in connection with the use of the Dow Jones U.S. Indexes and the data included in the Dow Jones U.S. Indexes;

•	The accuracy or completeness of the Dow Jones U.S. Indexes and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones U.S. Indexes and their data.

Dow Jones will have no liability for any errors, omissions or interruptions in the Dow Jones U.S. Indexes or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between the Trust and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProShares or any other third parties.

ProShares Ultra, UltraPro, Short, UltraShort and UltraPro Short Russell2000, ProShares Ultra and UltraShort Russell1000 Value, ProShares Ultra and UltraShort Russell1000 Growth, ProShares Ultra and UltraShort Russell MidCap Value, ProShares Ultra and UltraShort Russell MidCap Growth, ProShares Ultra and UltraShort Russell2000 Value, ProShares Ultra and UltraShort Russell2000 Growth and ProShares Ultra and UltraShort Russell3000 (the “Russell Funds”) are not sponsored, endorsed, sold or promoted by Russell Investments (“Russell”) or Nomura Securities Co., Ltd. (“NSC”). Neither Russell nor NSC makes any representation or warranty, express or implied, to the owners of the Russell Funds or any member of the public regarding the advisability of investing in securities generally or in the Russell Funds particularly or the ability of the Russell Indexes to track general stock market performance or a segment of the same. Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell or NSC as to the advisability of investment in any or all of the securities upon which the Russell Indexes are based. Russell’s only relationship to ProShares Trust is the licensing of certain trademarks and trade names of Russell and NSC, and Russell and NCS are not responsible for and have

462	:: proshares.com :: Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

not reviewed the Russell Funds nor any associated literature or publications and Russell and NSC make no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell and NSC reserve the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell and NSC have no obligation or liability in connection with the administration, marketing or trading of the Russell Funds.

RUSSELL AND NSC DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN AND RUSSELL AND NSC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL AND NSC MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, INVESTORS, OWNERS OF THE RUSSELL FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN. RUSSELL AND NSC MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL OR NSC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ProShares Ultra, Short and UltraShort MSCI EAFE, ProShares Ultra, Short and UltraShort MSCI Emerging Markets, ProShares Ultra and UltraShort Europe, ProShares Ultra and UltraShort MSCI Pacific ex-Japan, ProShares Ultra and UltraShort MSCI Brazil, Ultra and UltraShort MSCI Japan, ProShares Ultra and UltraShort MSCI Mexico Investable Market (the “MSCI Funds”) are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the “MSCI Parties”). The MSCI Indexes are the exclusive property of MSCI. MSCI and the MSCI Index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by the Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or shareholders of the MSCI Funds or any other person or entity regarding the advisability of investing in the MSCI Funds generally or in the MSCI Funds particularly or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Indexes which are determined, composed and calculated by MSCI without regard to the MSCI Funds or the issuer or shareholders of the MSCI Funds or any other person or entity into consideration in determining, composing or calculating the MSCI Indexes. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the MSCI Funds to be issued or in the determination or calculation of the equation by or the consideration into which the MSCI Funds are redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of the MSCI Funds or any other person or entity in connection with the administration, marketing or offering of the MSCI Funds.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the MSCI Funds, shareholders of the MSCI Funds, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI Index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Credit Suisse Large Cap 130/30 Index was developed by Credit Suisse Securities (USA) LLC and its affiliates (collectively, “Credit Suisse”) in collaboration with AlphaSimplex Group, LLC (“AlphaSimplex”). The Index will be managed by an Index Committee chaired by Dr. Andrew Lo, Chairman and Chief Scientific Officer of AlphaSimplex, and Harris & Harris Group Professor at the MIT Sloan School of Management. The Committee Vice Chairman will be Mr. Pankaj Patel, Director of Quantitative Research at Credit Suisse.

About Credit Suisse: As one of the world’s largest banks, Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. Credit Suisse offers advisory services, solutions and products to companies, institutional clients and high-net-worth private clients globally, as well as retail clients in Switzerland. Credit Suisse is active in over 50 countries and employs approximately 45,000 people. Credit Suisse’s parent company, Credit Suisse Group, is a global financial services company headquartered in Zurich. Credit Suisse Group’s registered shares (CSGN) are listed in Switzerland and, in the form of American Depositary Shares (CS), in New York. Further information about Credit Suisse can be found at www.credit-suisse.com.

About AlphaSimplex: Founded in 1999 by Dr. Andrew W. Lo, AlphaSimplex is an SEC-registered investment advisory firm based in Cambridge, Massachusetts specializing in quantitative global macro and global tactical asset allocation strategies, beta-replication products, and absolute-return risk analytics. It is a wholly-owned subsidiary of Natixis Global Asset Management, LLC. Additional information about AlphaSimplex can be found at www.alphasimplex.com.

“Credit Suisse” and the Index are service marks of Credit Suisse. Credit Suisse do not sponsor, endorse or promote the Fund, recommend that any person invest or trade in the Fund or any

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other securities, have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund, have any responsibility or liability for the administration or management of the Fund and consider the needs of the Fund or the shareholders of the Fund in determining, composing or calculating the Index or have any obligation to do so. Credit Suisse may discontinue the Index or change the Index or its compilation and composition at any time, in its sole discretion, without regard to any impact thereof on the Fund.

CREDIT SUISSE DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND CREDIT SUISSE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. CREDIT SUISSE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. CREDIT SUISSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN.

Credit Suisse will not have any liability in connection with the Fund. Specifically,

•	Credit Suisse does not make any representation or warranty, express, statutory or implied, and Credit Suisse disclaims any representation or warranty about:

¡	The results to be obtained by the Fund, the shareholders of the Fund or any other person in connection with the use of the Index and the data related to the Index;

¡	The accuracy or completeness of the Index or its related data;

¡	The merchantability and the fitness for a particular purpose or use of the Index or its related data.

•	Credit Suisse will have no liability for any errors, omissions or interruptions in the Index or its related data.

•

Under no circumstances and under no theory of law (whether tort, contract, strict liability or otherwise) will Credit Suisse be liable for any lost profits or direct, indirect, punitive, special or consequential damages or losses, even if Credit Suisse knows that they might occur.

The licensing agreement between the Trust and Credit Suisse is solely for their benefit and not for the benefit of the Fund’s shareholders or any other third parties.

ProShares Ultra FTSE China 25, ProShares Short FTSE China 25 and ProShares UltraShort FTSE China 25 are not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or by the London Stock Exchange Plc (the “Exchange”) or the by The Financial Times Limited (“FT”) (together the “Licensor Parties”) and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE China 25 Index (the “Index”) and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein.

“FTSE®” or “FT-SE®” and “Footsie®” are trademarks of the Exchange and the FT and are used by FTSE under license.

KBW Regional Banking Index (“KRX”) is the property of Keefe, Bruyette & Woods, Inc. (“KBWI”). KBWI does not guarantee the accuracy and/or the completeness of the KBW Regional Banking Index and/or any data included therein. KBWI makes no warranty, express or implied, as to results to be obtained by licensee, the Funds or any owner of the shares, or any other person or entity, from the use of the KBW Regional Banking Index or any data included therein in connection with the rights licensed hereunder or for any other use. KBWI makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the KBW Regional Banking Index or any data included therein. Without limiting any of the foregoing, in no event shall KBWI have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages. KBWI makes no representation regarding the advisability of investing in options on the Index. Past performance is not necessarily indicative of future results.

The Funds are not sponsored, endorsed, sold or promoted by KBWI. KBWI makes no representation or warranty, express or implied, to the Funds’ shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the KBW Regional Banking Index to track general stock market performance. The only relationship of KBWI to ProShare Advisors LLC, ProShares Trust or the Funds is the licensing of certain trademarks and trade names of KBWI. The KBW Regional Banking Index is determined, composed and calculated by KBWI without regard to ProShare Advisors LLC, ProShares Trust or the Funds and KBWI has no obligation to take the needs of ProShare Advisors LLC, ProShares Trust or the Funds into consideration in determining, composing, or calculating the KBW Regional Banking Index. KBWI is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Fund shares. KBWI has no obligation or liability in connection with the administration, marketing or trading of the Funds.

Any changes in the foregoing disclaimers and limitations must be approved in advance in writing by an authorized officer of KBWI. The disclaimers and limitations to be included in informational materials are applicable to the KBW Indices collectively.

BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARCLAYS CAPITAL INDEXES OR ANY DATA INCLUDED THEREIN AND BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, INVESTORS, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARCLAYS CAPITAL INDEXES OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES

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NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARCLAYS CAPITAL INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The RAFI® US Equity Long/Short Index is calculated by Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME Indexes”). “Dow Jones Indexes” is a service mark of Dow Jones Trademark Holdings LLC (“Dow Jones”). ProShares RAFI® Long/Short is based on the RAFI US Equity Long Short Index, and is not sponsored, endorsed, sold or promoted by CME Indexes, Dow Jones or their respective affiliates, and CME Indexes, Dow Jones and their respective affiliates make no representation regarding the advisability of investing in such product(s).

CME Indexes, its affiliates, sources and distribution agents, and each of their respective officers, directors, employees, agents, representatives and licensors (collectively, the “Index Calculation Agent”) shall not be liable to ProShare Advisors, any customer or any third party for any loss or damage, direct, indirect or consequential, arising from (i) any inaccuracy or incompleteness in, or delays, interruptions, errors or omissions in the delivery of the RAFI® US Equity Long/Short Index or any data related thereto (the “Index Data”) or (ii) any decision made or action taken by ProShare Advisors, any customer or third party in reliance upon the Index Data. The Index Calculation Agent does not make any warranties, express or implied, to ProShare Advisors, any of its customers or anyone else regarding the Index Data, including, without limitation, any warranties with respect to the timeliness, sequence, accuracy, completeness, currentness, merchantability, quality or fitness for a particular purpose or any warranties as to the results to be obtained by ProShare Advisors, any of its customers or other person in connection with the use of the Index Data. The Index Calculation Agent shall not be liable to ProShares Advisors, its customers or other third parties for loss of business revenues, lost profits or any indirect, consequential, special or similar damages whatsoever, whether in contract, tort or otherwise, even if advised of the possibility of such damages.

The RAFI® US Equity Long/Short Index was developed by Research Affiliates, LLC. Research Affiliates has developed and may continue to develop proprietary securities indexes created and weighted based on the patented and patent-pending proprietary intellectual property of Research Affiliates, LLC. Fundamental Index concept, the non-capitalization method for creating and weighting of an index of securities, (US Patent Nos. 7,620,577; 7,747,502; and 7,792,719; Patent Pending Publ. Nos. US-2007-0055598-A1, US-2008-0288416- A1, US-2010-0191628, US-2010-0262563, WO 2005/076812, WO 2007/078399 A2, WO 2008/118372, EPN 1733352, and HK1099110). “Fundamental Index®” and/or “Research Affiliates Fundamental Index®” and/or “RAFI®” and/or all other RA trademarks, trade names, patented and patent-pending concepts are the exclusive property of Research Affiliates, LLC.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI. The top ten holdings of each Fund are posted on a daily basis to the Trust’s website at proshares.com.

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Management of ProShares Trust

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Board of Trustees and Officers

The Board is responsible for the general supervision of all of the Funds. The officers of the Trust are responsible for the day-to-day operations of the Funds.

Investment Adviser

ProShare Advisors, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the Funds and provides investment advice and management services to the Funds. ProShare Advisors oversees the investment and reinvestment of the assets in each Fund. For its investment advisory services, ProShare Advisors is entitled to receive fees equal to 0.75% of the average daily net assets of each Fund. A discussion regarding the basis for the Board approving the investment advisory agreement for each Fund, if available, is in the Trust’s most recent semi-annual report to shareholders dated November 30, 2009, or in the Trust’s most recent annual report to shareholders dated May 31, 2010.

ProShare Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chairman and Chief Executive Officer of ProShare Advisors since inception and ProFund Advisors LLC (“ProFund Advisors”) since April 1997. Mr. Sapir formerly practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington, D.C. based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.)

Louis M. Mayberg, President of ProShare Advisors since inception and ProFund Advisors since April 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

Portfolio Management

Each Fund is managed by an individual overseen by Todd Johnson and Howard S. Rubin.

Todd Johnson, ProShare Advisors—Chief Investment Officer since December 2008. ProFund Advisors—Chief Investment Officer since December 2008. World Asset Management—Managing Director and Chief Investment Officer from 1994 through November 2008.

Howard S. Rubin, CFA, ProShare Advisors—Director of Portfolio Management since December 2009 and Senior Portfolio Manager from December 2007 through November 2009. ProFund Advisors—Director of Portfolio Management December 2009 and Senior Portfolio Manager from November 2004 through November 2009. Mr. Rubin earned a B.S. in Economics from the Wharton School, University of Pennsylvania and an M.S. in Fi

nance from The George Washington University. Mr. Rubin holds the Chartered Financial Analyst (“CFA”) designation.

The following individuals have responsibility for the day-to-day management of the Funds as set forth in the summary section relating to each Fund.

Ryan Dofflemeyer, ProShare Advisors—Portfolio Manager since December 2009 and Associate Portfolio Manager from May 2008 through November 2009. ProFund Advisors—Associate Portfolio Manager from May 2005 through April 2008.

Michelle Liu, ProShare Advisors—Portfolio Manager since December 2009 and Associate Portfolio Manager from November 2007 through November 2009. ProFund Advisors—Portfolio Manager since December 2009. Financial Industry Regulatory Authority, Inc. (“FINRA”)—Senior Market Operations Analyst from July 2006 through November 2007; Fixed Income Domain Lead/Specialist from March 2004 through July 2006.

Michael Neches, ProShare Advisors—Portfolio Manager since December 2009; Associate Portfolio Manager from January 2007 through November 2009; and Portfolio Analyst from November 2004 through December 2006. ProFund Advisors—Portfolio Manager since December 2009.

Alexander Ilyasov, ProShare Advisors—Portfolio Manager since November 2009. ProFund Advisors—Portfolio Manager since November 2009. World Asset Management—Portfolio Manager from January 2006 through November 2009; Portfolio Analyst from July 2005 through January 2006.

Hratch Najarian, ProShare Advisors—Senior Portfolio Manager since December 2009. ProFund Advisors—Senior Portfolio Manager since December 2009; Portfolio Manager from May 2007 through November 2009 and Associate Portfolio Manager from November 2004 through April 2007.

Determination of NAV

The NAV per Share of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund, except the Ultra Fixed-Income ProShares and Short Fixed-Income ProShares, is calculated by J.P. Morgan Investor Services Co. and determined each business day at the close of regular trading of the NYSE (ordinarily 4:00 p.m. New York time). The NAV of each of the Ultra Fixed-Income ProShares and Short Fixed-Income ProShares is calculated by J.P. Morgan Investor Services Co. and determined at 3:00 p.m. (Eastern time) each business day when the bond markets are open for trading.

Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Certain short-term securities are valued on the basis

Management of ProShares Trust :: proshares.com ::	467

of amortized cost. When a market price is not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the Funds sold them. See the SAI for more details.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the exchange or market on which a Fund’s investments are primarily traded closes early, the net asset value may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.

On the following days from October 1, 2010 through September 30, 2011, the Securities Industry and Financial Markets Association (“SIFMA”) has recommended that the bond markets: i) close on October 11, 2010, November 11, 2010, November 25, 2010, December 24, 2010, January 17, 2011, February 21, 2011, April 22, 2011, May 30, 2011, July 4, 2011 and September 5, 2011; and ii) close early at 2:00 p.m. (Eastern time) on November 26, 2010, December 23, 2010, April 21, 2011 and May 27, 2011.

Distributions

As a shareholder, you are entitled to your share of a Fund’s income from interest and dividends, and gains from the sale of investments. You may receive such earnings as either an income dividend or a capital gains distribution. Income dividends primarily come from the dividends that the Fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains may be realized when the fund sells securities. Capital gains may be either short-term or long-term, depending on whether the Fund held the securities for one year or less, or more than one year.

Each Fund intends to declare and distribute to its shareholders at least annually virtually all of its net income (interest and dividends, less expenses), if any, as well as net capital gains, if any, realized from the sale of its holdings. Subject to Board approval, some or all of any net capital gains distribution may be declared payable in either additional Shares of the respective Fund or in cash. If such a distribution is declared payable in that fashion, holders of Shares will receive additional Shares of the respective Fund unless they elect to receive cash. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.

Dividend Reinvestment Services

As noted above under “Distributions”, a Fund may declare a net capital gain distribution to be payable in additional Shares or cash. Even if the Fund does not declare a dividend to be payable in Shares, brokers may make available to their customers who own Shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

Frequent Purchases and Redemption of Shares

The Trust’s Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of Shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Trust believes this is appropriate because an ETF, such as the Funds, is intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Shares remains at or close to NAV. Since each Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and each Fund’s shares may be purchased and sold on either NYSE Arca or the NASDAQ Stock Market at prevailing market prices, the risks of frequent trading are limited.

Taxes

The following is certain general information about taxation of the Funds:

•

Each Fund intends to qualify for treatment as a “regulated investment company” for U.S. federal income tax purposes. In order to so qualify, each Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.

•

If a Fund qualifies for treatment as a regulated investment company, it is not subject to federal income tax on net investment income and capital gains that the Fund timely distributes to its shareholders.

•

Investments by a Fund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the income distributed to shareholders by a Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a Fund

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has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Taxable investors should be aware of the following basic tax points:

•	Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Shares.

•	Distributions declared in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

•

Any dividends and short-term capital gain distributions that you receive are taxable to you as ordinary income for federal income tax purposes. Currently, ordinary income dividends you receive that are designated as “qualified dividend income” may be taxed at the same rates as long term capital gains. However, income received in the form of ordinary income dividends will not be considered long-term capital gains for other Federal income tax purposes, including the calculation of net capital losses. It is currently unclear whether the special tax treatment of qualified dividend income will be extended to taxable years beginning on or after January 1, 2011. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

•	Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you have owned your Shares.

•	Capital gains distributions may vary considerably from year to year as a result of the Funds’ normal investment activities and cash flows.

•

A sale or exchange of Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

•	Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Shares, may be subject to state and local income taxes.

•

If you are not a citizen or a permanent resident of the United States, or if you are a foreign entity, any dividends and short term capital gains that you receive will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

•

Dividends and interest received by a Fund from sources outside the U.S. may give rise to withholding and other taxes imposed by foreign countries, which would reduce returns from an investment in Shares. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

•

By law, a Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate is currently 28% for amounts paid through December 31, 2010. Under current law, the backup withholding rate will increase to 31% for amounts paid after December 31, 2010.

In addition, taxable investors who purchase or redeem Creation Units should be aware of the following additional basic tax points:

•

A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.

•

A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical Shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

Note: This Prospectus provides general U.S. federal tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a Fund’s tax consequences for you. See “Taxation” in the SAI for more information.

Premium/Discount Information

The Trust’s website has information about the premiums and discounts for each of the Funds. Premiums or discounts are the differences between the NAV and market price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the NAV. A discount is the amount that a Fund is trading below the NAV.

Distribution (12b-1) Plan

Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, each Fund may pay the Funds’ distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of a Fund as reimbursement or compensation for distribution related activities with respect to the Funds. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the prior fiscal year, no payments were made by any Fund under the Plan.

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Financial Highlights

The following tables are intended to help you understand the financial history of each Fund since inception. Certain information reflects financial results of a single Share. The total return information represents the rate of return and the per Share operating performance that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The information for the year or period ended May 31, 2008, May 31, 2009 and May 31, 2010 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the financial statements of the Funds for the period ended May 31, 2010, appears in the Annual Report of the Funds which is available upon request. Information for the period ended May 31, 2007 was audited by another independent registered public accounting firm.

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ProShares Trust Financial Highlights

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
Ultra QQQ®
Year ended May 31, 2010	$36.11	$(0.21)	$21.90	$0.01	$21.70	$—	$—	$—	$—	$57.81	60.09%	60.08%	1.03%	0.95%	(0.50)%	(0.42)%	$789,059	32%

Year ended May 31, 2009	90.42	(0.07)	(54.22)	0.01	(54.28)	—	—	(0.03)	(0.03)	36.11	(60.05)	(60.09)	1.03	0.95	(0.29)	(0.20)	1,080,608	73

Year ended May 31, 2008	94.58	0.13	0.75	0.05	0.93	(0.07)	(5.02)	—	(5.09)	90.42	0.57	0.52	1.04	0.95	0.06	0.15	908,687	39

June 19, 2006* through May 31, 2007	70.00	0.14	29.87	—	30.01	(0.12)	(5.31)	—	(5.43)	94.58	43.94	44.14	1.07	0.95	0.05	0.18	248,261	20

Ultra Dow30SM
Year ended May 31, 2010	29.21	0.41	12.49	0.01	12.91	(0.52)	—	—	(0.52)	41.60	44.49	43.08	0.99	0.95	1.02	1.06	333,813	30

Year ended May 31, 2009	75.75	0.72	(46.46)	0.02	(45.72)	(0.82)	—	—	(0.82)	29.21	(60.66)	(60.22)	0.99	0.95	2.22	2.26	602,468	73

Year ended May 31, 2008	97.22	1.43	(18.05)	0.03	(16.59)	(1.32)	(3.56)	—	(4.88)	75.75	(17.59)	(17.61)	1.02	0.95	1.69	1.76	301,090	64

June 19, 2006* through May 31, 2007	70.00	1.44	32.95	—	34.39	(1.02)	(6.15)	—	(7.17)	97.22	50.99	50.91	1.22	0.95	1.57	1.84	123,956	81

Ultra S&P500®
Year ended May 31, 2010	26.21	0.29	10.09	0.01	10.39	(0.34)	—	(0.01)	(0.35)	36.25	39.73	38.68	0.92	0.92	0.84	0.84	1,642,205	57

Year ended May 31, 2009	73.99	0.43	(47.71)	0.01	(47.27)	(0.51)	—	—	(0.51)	26.21	(64.09)	(63.77)	0.95	0.95	1.68	1.68	2,398,029	77

Year ended May 31, 2008	98.42	1.06	(21.20)	0.03	(20.11)	(1.04)	(3.28)	—	(4.32)	73.99	(20.88)	(21.07)	0.98	0.95	1.34	1.37	904,503	18

June 19, 2006* through May 31, 2007	70.00	1.22	31.25	—	32.47	(0.68)	(3.37)	—	(4.05)	98.42	47.17	47.28	1.11	0.95	1.32	1.48	243,579	12

*Commencement of investment operations.

Financial Highlights :: proshares.com ::	471

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
Ultra Russell3000
June 30, 2009* through May 31, 2010	$40.00	$0.44	$17.29	$0.03		$17.76	$(0.24)	$—	$—	$(0.24)	$57.52	44.37%	44.50%	4.17%	0.95%	(2.37)%	0.85%	$5,752	8%

Ultra MidCap400
Year ended May 31, 2010	26.82	0.04	18.79	0.01		18.84	(0.05)	—	(0.06)	(0.11)	45.55	70.39	69.69	1.06	0.95	(0.01)	0.10	116,151	51

Year ended May 31, 2009	80.92	0.21	(53.99)	0.01		(53.77)	(0.33)	—	—	(0.33)	26.82	(66.62)	(66.55)	1.18	0.95	0.48	0.71	158,895	167

Year ended May 31, 2008	99.03	0.58	(14.44)	0.01		(13.85)	(0.54)	(3.72)	—	(4.26)	80.92	(13.85)	(13.82)	1.25	0.95	0.41	0.71	133,524	56

June 19, 2006* through May 31, 2007	70.00	0.91	32.78	—		33.69	(0.73)	(3.93)	—	(4.66)	99.03	49.76	50.02	1.34	0.95	0.77	1.16	103,986	28

Ultra SmallCap600
Year ended May 31, 2010	20.21	(0.02)	14.18	—	(h)	14.16	(0.01)	—	(0.02)	(0.03)	34.34	70.13	70.23	1.24	0.95	(0.34)	(0.06)	54,089	48

Year ended May 31, 2009	58.20	0.14	(37.99)	0.01		(37.84)	(0.15)	—	—	(0.15)	20.21	(65.10)	(65.02)	1.62	0.95	(0.07)	0.60	54,565	182

Year ended May 31, 2008	82.62	0.33	(21.49)	0.01		(21.15)	(0.63)	(2.64)	—	(3.27)	58.20	(25.80)	(26.27)	2.10	0.95	(0.61)	0.54	21,824	45

January 23, 2007* through May 31, 2007	70.00	0.22	12.40	—		12.62	—	—	—	—	82.62	18.03	18.50	2.48	0.95	(0.70)	0.83	12,393	12
*Commencement of investment operations.

472	:: proshares.com :: Financial Highlights

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
Ultra Russell2000
Year ended May 31, 2010	$18.76	$— (h)	$12.54		$0.01		$12.55	$— (h)	$—	$(0.04)	$(0.04)	$31.27	66.93%	67.40%	1.21%	0.95%	(0.27)%	(0.01)%	$264,982	98%

Year ended May 31, 2009	55.88	0.14	(37.07)		0.01		(36.92)	(0.20)	—	—	(0.20)	18.76	(66.18)	(66.31)	1.30	0.95	0.34	0.69	303,990	205

Year ended May 31, 2008	79.77	0.36	(22.76)		0.03		(22.37)	(0.65)	(0.87)	—	(1.52)	55.88	(28.28)	(28.48)	1.49	0.95	0.11	0.65	113,165	48

January 23, 2007* through May 31, 2007	70.00	0.27	9.50		—		9.77	—	—	—	—	79.77	13.96	14.29	2.50	0.95	(0.49)	1.06	29,916	14

UltraPro QQQ®
February 9, 2010* through May 31, 2010	80.00	(0.06)	10.92(i	)	0.01		10.87	—	—	—	—	90.87	13.59	13.81	1.64	0.95	(0.89)	(0.20)	45,433	55

UltraPro Dow30SM
February 9, 2010* through May 31, 2010	80.00	0.16	1.33(i	)	0.01		1.50	(0.03)	—	—	(0.03)	81.47	1.86	1.75	1.85	0.95	(0.36)	0.54	12,221	44

UltraPro S&P500®
June 23, 2009* through May 31, 2010	80.00	0.76	56.44		0.05		57.25	(0.23)	—	—	(0.23)	137.02	71.53	71.23	1.27	0.95	0.24	0.56	137,017	69

UltraPro MidCap400
February 9, 2010* through May 31, 2010	80.00	(0.01)	19.12		—	(h)	19.11	(0.02)	—	—	(0.02)	99.09	23.88	24.00	2.18	0.95	(1.25)	(0.02)	19,818	55

UltraPro Russell2000
February 9, 2010* through May 31, 2010	80.00	(0.10)	24.51		0.01		24.42	—	—	—	—	104.42	30.53	30.64	3.03	0.95	(2.36)	(0.27)	15,662	3

*Commencement of investment operations.

Financial Highlights :: proshares.com ::	473

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
Ultra Russell1000 Value
Year ended May 31, 2010	$16.07	$0.19	$6.73	$—	(h)	$6.92	$(0.22)	$—	$—	$(0.22)	$22.77	43.23%	43.48%	1.87%	0.95%	(0.04)%	0.88%	$13,660	68%

Year ended May 31, 2009	51.92	0.41	(35.73)	0.01		(35.31)	(0.54)	—	—	(0.54)	16.07	(68.39)	(68.15)	2.67	0.95	0.66	2.38	20,484	163

Year ended May 31, 2008	75.96	1.16	(23.81)	—		(22.65)	(1.39)	—	—	(1.39)	51.92	(30.10)	(30.02)	2.06	0.95	0.81	1.92	7,789	36

February 20, 2007* through May 31, 2007	70.00	0.40	5.56	—		5.96	—	—	—	—	75.96	8.51	8.04	2.26	0.95	0.81	2.12	11,394	3

Ultra Russell1000 Growth
Year ended May 31, 2010	25.84	0.22	10.63	—	(h)	10.85	(0.28)	—	(0.01)	(0.29)	36.40	42.02	44.11	1.51	0.95	0.09	0.65	13,649	53

Year ended May 31, 2009	66.57	0.23	(40.72)	0.01		(40.48)	(0.22)	—	(0.03)	(0.25)	25.84	(60.90)	(61.15)	1.93	0.95	(0.17)	0.81	29,072	138

Year ended May 31, 2008	75.80	0.45	(7.08)	0.02		(6.61)	(0.58)	(2.04)	—	(2.62)	66.57	(8.94)	(9.25)	1.56	0.95	0.06	0.67	39,944	33

February 20, 2007* through May 31, 2007	70.00	0.20	5.60	—		5.80	—	—	—	—	75.80	8.29	8.43	2.30	0.95	(0.28)	1.06	11,370	2

Ultra Russell MidCap Value
Year ended May 31, 2010	15.31	0.18	11.55	—	(h)	11.73	(0.20)	—	(0.01)	(0.21)	26.83	77.01	77.99	1.77	0.95	(0.03)	0.80	12,073	45

Year ended May 31, 2009	52.21	0.30	(36.82)	0.01		(36.51)	(0.39)	—	—	(0.39)	15.31	(70.21)	(70.11)	3.77	0.95	(0.95)	1.87	13,777	140

Year ended May 31, 2008	74.99	0.81	(22.39)	0.01		(21.57)	(1.21)	—	—	(1.21)	52.21	(28.91)	(29.08)	2.44	0.95	(0.10)	1.39	3,916	59

February 20, 2007* through May 31, 2007	70.00	0.39	4.60	—		4.99	—	—	—	—	74.99	7.13	6.96	2.21	0.95	0.82	2.07	11,249	3

*Commencement of investment operations.

474	:: proshares.com :: Financial Highlights

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS								DISTRIBUTIONS				TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
Ultra Russell MidCap Growth
Year ended May 31, 2010	$20.61	$—	(h)	$12.40	$—	(h)	$12.40	$(0.02)	$—	$(0.01)	$(0.03)	$32.98	60.20%	60.03%	1.75%	0.95%	(0.82)%	(0.02)%	$14,842	48%

Year ended May 31, 2009	65.61	0.07		(45.00)	—	(h)	(44.93)	(0.07)	—	—	(0.07)	20.61	(68.49)	(68.40)	2.54	0.95	(1.28)	0.31	15,460	153

Year ended May 31, 2008	76.27	0.25		(8.57)	0.03		(8.29)	(0.34)	(2.03)	—	(2.37)	65.61	(10.93)	(10.89)	1.95	0.95	(0.62)	0.38	19,682	132

February 20, 2007* through May 31, 2007	70.00	0.13		6.14	—		6.27	—	—	—	—	76.27	8.97	8.91	2.23	0.95	(0.57)	0.71	11,441	2

Ultra Russell2000 Value
Year ended May 31, 2010	14.47	0.10		10.40	—	(h)	10.50	(0.12)	—	—	(0.12)	24.85	72.89	74.04	2.12	0.95	(0.69)	0.48	20,502	70

Year ended May 31, 2009	44.79	0.25		(30.24)	0.01		(29.98)	(0.34)	—	—	(0.34)	14.47	(67.25)	(67.52)	3.88	0.95	(1.63)	1.30	18,448	175

Year ended May 31, 2008	70.79	0.63		(25.70)	—	(h)	(25.07)	(0.93)	—	—	(0.93)	44.79	(35.68)	(35.19)	2.90	0.95	(0.66)	1.29	10,078	84

February 20, 2007* through May 31, 2007	70.00	0.36		0.43	—		0.79	—	—	—	—	70.79	1.13	0.59	2.64	0.95	0.27	1.96	10,619	4

Ultra Russell2000 Growth
Year ended May 31, 2010	20.61	(0.12)		12.48	—	(h)	12.36	—	—	—	—	32.97	59.97	61.15	1.80	0.95	(1.27)	(0.43)	19,785	60

Year ended May 31, 2009	58.31	—	(h)	(37.69)	0.01		(37.68)	(0.02)	—	—	(0.02)	20.61	(64.62)	(64.85)	3.23	0.95	(2.29)	— (m)	23,183	189

Year ended May 31, 2008	74.06	0.18		(15.03)	—	(h)	(14.85)	(0.29)	(0.61)	—	(0.90)	58.31	(20.16)	(18.93)	2.59	0.95	(1.35)	0.30	13,120	72

February 20, 2007* through May 31, 2007	70.00	0.07		3.99	—		4.06	—	—	—	—	74.06	5.80	4.13	2.60	0.95	(1.29)	0.36	11,109	5

*Commencement of investment operations.

Financial Highlights :: proshares.com ::	475

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
Ultra Basic Materials
Year ended May 31, 2010	$19.87	$0.14	$9.51	(i)	$0.01		$9.66	$(0.15)	$—	$—	$(0.15)	$29.38	48.75%	49.56%	1.00%	0.95%	0.46%	0.50%	$315,088	93%

Year ended May 31, 2009	104.14	0.26	(84.16	)(i)	0.01		(83.89)	(0.38)	—	—	(0.38)	19.87	(80.67)	(80.65)	1.05	0.95	1.70	1.80	466,528	246

Year ended May 31, 2008	91.28	1.10	24.52		0.04		25.66	(1.13)	(11.67)	—	(12.80)	104.14	31.61	31.03	1.42	0.95	0.73	1.20	31,241	46

January 30, 2007* through May 31, 2007	70.00	0.50	20.78		—		21.28	—	—	—	—	91.28	30.40	30.59	1.95	0.95	0.90	1.90	13,692	8

Ultra Consumer Goods
Year ended May 31, 2010	35.37	0.72	15.00		—	(h)	15.72	(0.67)	—	—	(0.67)	50.42	44.58	44.24	1.44	0.95	1.00	1.48	26,470	24

Year ended May 31, 2009	65.69	0.69	(30.25)		0.01		(29.55)	(0.77)	—	—	(0.77)	35.37	(45.19)	(45.15)	2.22	0.95	0.60	1.87	15,918	86

Year ended May 31, 2008	76.71	1.10	(10.07)		0.02		(8.95)	(1.51)	(0.56)	—	(2.07)	65.69	(11.90)	(8.65)	2.03	0.95	0.51	1.59	9,853	11

January 30, 2007* through May 31, 2007	70.00	0.44	6.27		—		6.71	—	—	—	—	76.71	9.59	8.59	2.02	0.95	0.76	1.83	11,507	1

Ultra Consumer Services
Year ended May 31, 2010	21.79	0.10	16.25		—	(h)	16.35	(0.09)	—	(0.02)	(0.11)	38.03	75.17	75.95	1.84	0.95	(0.57)	0.31	19,964	42

Year ended May 31, 2009	49.21	0.17	(27.43)		0.01		(27.25)	(0.17)	—	—	(0.17)	21.79	(55.40)	(55.71)	3.18	0.95	(1.46)	0.77	11,440	110

Year ended May 31, 2008	73.35	0.36	(23.84)		—		(23.48)	(0.66)	—	—	(0.66)	49.21	(32.18)	(30.90)	3.04	0.95	(1.46)	0.63	3,691	10

January 30, 2007* through May 31, 2007	70.00	0.16	3.19		—		3.35	—	—	—	—	73.35	4.80	3.49	2.40	0.95	(0.76)	0.68	5,502	60

*Commencement of investment operations.

476	:: proshares.com :: Financial Highlights

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
Ultra Financials
Year ended May 31, 2010(l)	$41.27	$0.14	$16.08 (i)	$0.01		$16.23	$(0.15)	$—	$(0.13)	$(0.28)	$57.22	39.34%	40.17%	0.96%	0.95%	0.25%	0.26%	$1,426,753	32%

Year ended May 31, 2009(l)	297.57	1.19	(255.11)	0.02		(253.90)	(2.40)	—	—	(2.40)	41.27	(85.83)	(85.83)	0.98	0.95	2.23	2.26	2,517,915	238

Year ended May 31, 2008(l)	719.00	6.98	(417.41)	0.27		(410.16)	(11.27)	—	—	(11.27)	297.57	(57.74)	(58.00)	1.04	0.95	1.98	2.07	1,055,642	15

January 30, 2007* through May 31, 2007(l)	700.00	5.55	13.45	—		19.00	—	—	—	—	719.00	2.71	2.86	2.28	0.95	1.10	2.43	10,785	46

Ultra Health Care
Year ended May 31, 2010	34.15	0.59	9.16	0.01		9.76	(0.67)	—	(0.02)	(0.69)	43.22	28.42	30.57	1.25	0.95	1.03	1.33	32,412	50

Year ended May 31, 2009	58.11	0.44	(23.96)	—	(h)	(23.52)	(0.44)	—	—	(0.44)	34.15	(40.60)	(41.20)	1.32	0.95	0.79	1.16	48,658	79

Year ended May 31, 2008	77.98	0.71	(18.21)	0.01		(17.49)	(1.05)	(1.33)	—	(2.38)	58.11	(22.95)	(22.76)	1.75	0.95	0.29	1.09	17,433	33

January 30, 2007* through May 31, 2007	70.00	0.52	7.46	—		7.98	—	—	—	—	77.98	11.40	11.53	2.00	0.95	1.13	2.17	11,698	2

Ultra Industrials
Year ended May 31, 2010	20.15	0.21	13.22	—	(h)	13.43	(0.19)	—	—	(0.19)	33.39	66.86	67.32	1.32	0.95	0.36	0.73	35,056	14

Year ended May 31, 2009	73.95	0.38	(53.80)	0.01		(53.41)	(0.39)	—	—	(0.39)	20.15	(72.38)	(72.45)	2.24	0.95	0.47	1.76	30,228	107

Year ended May 31, 2008	86.92	0.92	(9.16)	0.01		(8.23)	(1.38)	(3.36)	—	(4.74)	73.95	(9.63)	(9.59)	2.04	0.95	0.13	1.22	11,092	30

January 30, 2007* through May 31, 2007	70.00	0.34	16.58	—		16.92	—	—	—	—	86.92	24.17	24.29	2.12	0.95	0.18	1.35	6,519	1

*Commencement of investment operations.

Financial Highlights :: proshares.com ::	477

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
Ultra KBW Regional Banking
April 20, 2010* through May 31, 2010	$60.00	$—	(h)	$(12.91)		$0.04	$(12.87)	$—	$—	$—	$—	$47.13	(21.45)%	(21.63)%	4.90%	0.95%	(3.99)%	(0.04)%	$7,070	24%

Ultra Nasdaq Biotechnology
April 7, 2010* through May 31, 2010	60.00	(0.06)		(13.95)		0.01	(14.00)	—	—	—	—	46.00	(23.33)	(22.55)	4.38	0.95	(4.16)	(0.73)	4,600	5

Ultra Oil & Gas
Year ended May 31, 2010	29.90	0.18		(1.19	)(i)	0.01	(1.00)	(0.17)	—	(0.05)	(0.22)	28.68	(3.39)	(4.10)	0.99	0.95	0.53	0.57	374,245	61

Year ended May 31, 2009	115.62	0.29		(85.92)		0.01	(85.62)	(0.10)	—	—	(0.10)	29.90	(74.04)	(73.73)	1.00	0.95	0.99	1.05	818,546	249

Year ended May 31, 2008	94.94	0.73		32.36		0.06	33.15	(1.60)	(10.87)	—	(12.47)	115.62	37.97	36.84	1.19	0.95	0.48	0.72	78,044	76

January 30, 2007* through May 31, 2007	70.00	0.36		24.58		—	24.94	—	—	—	—	94.94	35.63	36.01	1.62	0.95	0.75	1.42	28,481	18

Ultra Real Estate
Year ended May 31, 2010(k)	19.17	0.65		20.56		0.02	21.23	(0.47)	—	—	(0.47)	39.93	112.43	113.23	0.99	0.95	2.17	2.21	591,137	29

Year ended May 31, 2009(k)	182.64	0.80		(160.90)		0.03	(160.07)	(3.40)	—	—	(3.40)	19.17	(88.98)	(89.01)	1.11	0.95	3.36	3.52	451,439	211

Year ended May 31, 2008(k)	309.08	3.68		(122.08	)(i)	0.07	(118.33)	(8.11)	—	—	(8.11)	182.64	(38.58)	(38.66)	1.34	0.95	1.66	2.05	57,532	23

January 30, 2007* through May 31, 2007(k)	350.00	2.18		(43.10)		—	(40.92)	—	—	—	—	309.08	(11.69)	(11.86)	1.87	0.95	1.09	2.01	4,636	114

*Commencement of investment operations.

478	:: proshares.com :: Financial Highlights

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
Ultra Semiconductors
Year ended May 31, 2010	$19.01	$0.11	$12.96		$0.01		$13.08	$(0.17)	$—	$(0.02)	$(0.19)	$31.90	68.97%	69.90%	1.11%	0.95%	0.25%	0.41%	$76,548	61%

Year ended May 31, 2009	60.30	0.24	(41.25)		0.01		(41.00)	(0.28)	—	(0.01)	(0.29)	19.01	(68.11)	(68.35)	1.17	0.95	1.01	1.23	105,485	191

Year ended May 31, 2008	78.50	0.68	(14.62	)(i)	0.03		(13.91)	(0.62)	(3.67)	—	(4.29)	60.30	(18.56)	(18.57)	1.27	0.95	0.80	1.12	117,594	80

January 30, 2007* through May 31, 2007	70.00	0.28	8.22		—		8.50	—	—	—	—	78.50	12.14	12.34	1.94	0.95	0.17	1.16	11,775	3

Ultra Technology
Year ended May 31, 2010	29.53	(0.10)	18.23		—	(h)	18.13	—	—	(0.01)	(0.01)	47.65	61.41	61.17	1.06	0.95	(0.33)	(0.22)	121,516	57

Year ended May 31, 2009	71.12	0.09	(41.56)		0.01		(41.46)	(0.11)	—	(0.02)	(0.13)	29.53	(58.33)	(58.24)	1.18	0.95	0.07	0.30	128,438	100

Year ended May 31, 2008	78.03	0.30	(4.68	)(i)	0.03		(4.35)	(0.45)	(2.11)	—	(2.56)	71.12	(5.93)	(5.99)	1.23	0.95	0.15	0.43	133,344	24

January 30, 2007* through May 31, 2007	70.00	0.15	7.88		—		8.03	—	—	—	—	78.03	11.47	11.37	2.25	0.95	(0.66)	0.63	5,852	63

Ultra Telecommunications
Year ended May 31, 2010	31.06	0.95	6.53		—	(h)	7.48	(0.91)	—	—	(0.91)	37.63	24.33	27.83	1.98	0.95	1.70	2.73	8,467	43

Year ended May 31, 2009	89.05	1.07	(57.35)		0.01		(56.27)	(1.72)	—	—	(1.72)	31.06	(63.73)	(64.38)	1.67	0.95	2.41	3.13	11,647	174

March 25, 2008* through May 31, 2008	70.00	0.34	18.69		0.02		19.05	—	—	—	—	89.05	27.21	28.01	2.83	0.95	0.50	2.38	13,358	—	(j)

*Commencement of investment operations.

Financial Highlights :: proshares.com ::	479

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
Ultra Utilities
Year ended May 31, 2010	$27.98	$0.94	$6.01	$0.01		$6.96	$(1.04)	$—	$—	$(1.04)	$33.90	24.82%	27.45%	1.45%	0.95%	2.21%	2.71%	$20,337	16%

Year ended May 31, 2009	78.94	1.06	(50.96)	0.01		(49.89)	(1.07)	—	—	(1.07)	27.98	(63.64)	(63.95)	1.54	0.95	2.50	3.09	25,181	115

Year ended May 31, 2008	90.27	1.68	(6.76)	—	(h)	(5.08)	(2.01)	(4.24)	—	(6.25)	78.94	(5.75)	(5.92)	1.61	0.95	1.50	2.16	17,761	26

January 30, 2007* through May 31, 2007	70.00	0.74	19.53	—		20.27	—	—	—	—	90.27	28.96	29.24	1.88	0.95	1.73	2.66	13,541	—	(j)

Ultra MSCI EAFE
June 2, 2009* through May 31, 2010	60.00	0.15	(2.07)	0.03		(1.89)	(0.12)	—	—	(0.12)	57.99	(3.15)	(1.82)	1.99	0.95	(0.84)	0.21	5,799	145

Ultra MSCI Emerging Markets
June 2, 2009* through May 31, 2010	60.00	0.09	12.88	0.05		13.02	—	—	—	—	73.02	21.70	19.15	1.55	0.95	(0.49)	0.11	29,208	25

Ultra MSCI Europe
April 27, 2010* through May 31, 2010	30.00	(0.02)	(7.07)	0.01		(7.08)	—	—	—	—	22.92	(23.60)	(21.67)	11.50	0.95	(11.35)	(0.80)	3,437	—

Ultra MSCI Pacific ex-Japan
April 27, 2010* through May 31, 2010	30.00	(0.02)	(7.90)	0.01		(7.91)	—	—	—	—	22.09	(26.37)	(23.87)	12.19	0.95	(12.02)	(0.79)	2,209	—

Ultra MSCI Brazil
April 27, 2010* through May 31, 2010	30.00	(0.02)	(4.61)	0.01		(4.62)	—	—	—	—	25.38	(15.40)	(20.37)	11.20	0.95	(11.04)	(0.80)	3,808	—

*Commencement of investment operations.

480	:: proshares.com :: Financial Highlights

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
Ultra FTSE/Xinhua China 25
June 2, 2009* through May 31, 2010	$60.00	$(0.58)	$0.90	(i)	$0.05	$0.37	$—	$—	$—	$—	$60.37	0.62%	0.57%	1.31%	0.95%	(1.23)%	(0.87)%	$45,277	—%

Ultra MSCI Japan
June 2, 2009* through May 31, 2010	60.00	(0.56)	(0.25	)(i)	0.01	(0.80)	—	—	—	—	59.20	(1.33)	(0.55)	2.04	0.95	(1.95)	(0.87)	8,880	—

Ultra MSCI Mexico Investable Market
April 27, 2010* through May 31, 2010	30.00	(0.02)	(3.34)		0.01	(3.35)	—	—	—	—	26.65	(11.17)	(13.13)	11.34	0.95	(11.19)	(0.79)	2,665	—

Ultra 7-10 Year Treasury
January 19, 2010* through May 31, 2010	70.00	— (h)	6.67		0.04	6.71	—	—	—	—	76.71	9.59	9.41	2.27	0.95	(1.30)	0.02	11,506	136

Ultra 20+ Year Treasury
January 19, 2010* through May 31, 2010	70.00	0.17	10.48		0.16	10.81	(0.06)	—	—	(0.06)	80.75	15.45	15.32	2.16	0.95	(0.53)	0.68	8,075	228

Short QQQ®
Year ended May 31, 2010	58.23	(0.40)	(15.04)		0.01	(15.43)	—	—	—	—	42.80	(26.50)	(26.52)	1.08	0.95	(0.98)	(0.85)	237,550	—

Year ended May 31, 2009	53.74	(0.13)	9.22		0.02	9.11	(0.37)	(4.25)	—	(4.62)	58.23	15.20	15.43	1.16	0.95	(0.40)	(0.19)	174,680	—

Year ended May 31, 2008	58.39	1.74	(4.17)		0.05	(2.38)	(2.27)	—	—	(2.27)	53.74	(4.16)	(4.43)	1.16	0.95	2.82	3.03	64,490	—

June 19, 2006* through May 31, 2007	70.00	2.66	(12.69)		—	(10.03)	(1.58)	—	—	(1.58)	58.39	(14.48)	(14.39)	1.14	0.95	4.20	4.38	91,962	—

*Commencement of investment operations.

Financial Highlights :: proshares.com ::	481

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
Short Dow30SM
Year ended May 31, 2010	$66.52	$(0.47)	$(13.67)	$0.01	$(14.13)	$—	$—	$—	$—	$52.39	(21.24)%	(20.70)%	1.00%	0.95%	(0.90)%	(0.86)%	$278,994	—%

Year ended May 31, 2009	61.51	(0.08)	14.07	0.02	14.01	(0.29)	(8.71)	—	(9.00)	66.52	21.83	20.88	1.02	0.95	(0.19)	(0.12)	234,482	—

Year ended May 31, 2008	58.25	1.76	3.53	0.03	5.32	(2.06)	—	—	(2.06)	61.51	9.33	9.47	1.05	0.95	2.82	2.92	170,684	—

June 19, 2006* through May 31, 2007	70.00	2.63	(12.91)	—	(10.28)	(1.47)	—	—	(1.47)	58.25	(14.83)	(14.79)	1.21	0.95	4.13	4.39	126,699	—

Short S&P500®
Year ended May 31, 2010	66.02	(0.46)	(13.19)	0.01	(13.64)	—	—	—	—	52.38	(20.66)	(20.46)	0.92	0.92	(0.83)	(0.83)	1,779,732	—

Year ended May 31, 2009	62.97	(0.25)	15.63(i )	0.03	15.41	(0.38)	(11.98)	—	(12.36)	66.02	22.14	21.67	0.95	0.95	(0.34)	(0.34)	1,282,495	—

Year ended May 31, 2008	58.88	1.72	4.47	0.03	6.22	(2.13)	—	—	(2.13)	62.97	10.76	10.72	0.97	0.95	2.72	2.74	307,081	—

June 19, 2006* through May 31, 2007	70.00	2.59	(12.11)	—	(9.52)	(1.60)	—	—	(1.60)	58.88	(13.70)	(13.60)	1.08	0.95	4.20	4.33	185,555	—

Short MidCap400
Year ended May 31, 2010	58.33	(0.40)	(16.91)	0.01	(17.30)	—	—	—	—	41.03	(29.67)	(29.56)	1.18	0.95	(1.09)	(0.85)	40,007	—

Year ended May 31, 2009	57.36	(0.01)	12.63	0.01	12.63	(0.36)	(11.30)	—	(11.66)	58.33	18.18	17.91	1.26	0.95	(0.32)	(0.01)	30,626	—

Year ended May 31, 2008	56.87	2.06	1.14	0.01	3.21	(2.72)	—	—	(2.72)	57.36	5.55	5.52	1.11	0.95	3.26	3.42	38,716	—

June 19, 2006* through May 31, 2007	70.00	2.65	(13.33)	—	(10.68)	(2.45)	—	—	(2.45)	56.87	(15.54)	(15.51)	1.07	0.95	4.24	4.36	110,890	—
*Commencement of investment operations.

482	:: proshares.com :: Financial Highlights

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
Short SmallCap600
Year ended May 31, 2010	$51.47	$(0.35)	$(15.59)	$0.01		$(15.93)	$—	$—	$—	$—	$35.54	(30.95)%	(31.11)%	1.21%	0.95%	(1.11)%	(0.86)%	$26,655	—%

Year ended May 31, 2009	69.75	(0.13)	14.50	0.03		14.40	(0.38)	(32.30)	—	(32.68)	51.47	13.89	14.11	1.45	0.95	(0.69)	(0.19)	23,161	—

Year ended May 31, 2008	65.09	2.03	5.59	—	(h)	7.62	(2.96)	—	—	(2.96)	69.75	11.89	11.73	1.54	0.95	2.26	2.85	15,694	—

January 23, 2007* through May 31, 2007	70.00	1.05	(5.96)	—		(4.91)	—	—	—	—	65.09	(7.01)	(6.84)	1.89	0.95	3.49	4.43	9,763	—

Short Russell2000
Year ended May 31, 2010	58.14	(0.38)	(17.49)	0.01		(17.86)	—	—	—	—	40.28	(30.72)	(30.77)	1.07	0.95	(0.98)	(0.86)	259,782	—

Year ended May 31, 2009	72.32	0.02	10.60	0.03		10.65	(0.61)	(24.22)	—	(24.83)	58.14	9.02	8.78	1.14	0.95	(0.16)	0.03	78,489	—

Year ended May 31, 2008	66.19	1.88	6.03	0.04		7.95	(1.82)	—	—	(1.82)	72.32	12.14	12.20	1.14	0.95	2.32	2.51	81,360	—

January 23, 2007* through May 31, 2007	70.00	1.02	(4.83)	—		(3.81)	—	—	—	—	66.19	(5.44)	(5.29)	1.70	0.95	3.52	4.27	24,822	—

UltraShort QQQ®
Year ended May 31, 2010	34.37	(0.18)	(16.17)	—	(h)	(16.35)	—	—	—	—	18.02	(47.57)	(47.67)	1.02	0.95	(0.92)	(0.85)	887,757	—

Year ended May 31, 2009	37.40	0.10	6.62	0.05		6.77	(0.30)	(9.50)	—	(9.80)	34.37	7.08	7.00	1.02	0.95	0.14	0.21	956,422	—

Year ended May 31, 2008	46.21	1.40	(8.55)	0.05		(7.10)	(1.71)	—	—	(1.71)	37.40	(15.71)	(15.43)	1.02	0.95	3.17	3.24	1,742,037	—

July 11, 2006* through May 31, 2007	70.00	1.98	(24.86)	—		(22.88)	(0.91)	—	—	(0.91)	46.21	(32.86)	(33.01)	0.98	0.95	4.27	4.30	2,315,287	—

*Commencement of investment operations.

Financial Highlights :: proshares.com ::	483

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
UltraShort Dow30SM
Year ended May 31, 2010	$48.15	$(0.28)	$(18.62)	$—	(h)	$(18.90)	$—	$—	$—	$—	$29.25	(39.25)%	(39.04)%	0.97%	0.95%	(0.87)%	(0.85)%	$533,081	—%

Year ended May 31, 2009	52.84	(0.07)	15.35	0.04		15.32	(0.34)	(19.67)	—	(20.01)	48.15	23.56	22.50	0.98	0.95	(0.14)	(0.11)	639,203	—

Year ended May 31, 2008	48.86	1.58	4.05	0.07		5.70	(1.72)	—	—	(1.72)	52.84	11.92	12.21	0.98	0.95	3.03	3.06	558,740	—

July 11, 2006* through May 31, 2007	70.00	2.13	(22.17)	—		(20.04)	(1.10)	—	—	(1.10)	48.86	(28.86)	(28.80)	1.05	0.95	4.21	4.31	575,285	—

UltraShort S&P500®
Year ended May 31, 2010	56.13	(0.31)	(21.42)	—	(h)	(21.73)	—	—	—	—	34.40	(38.71)	(38.04)	0.90	0.90	(0.80)	(0.80)	3,511,675	—

Year ended May 31, 2009	56.62	(0.10)	15.25	0.04		15.19	(0.39)	(15.29)	—	(15.68)	56.13	20.68	19.51	0.91	0.91	(0.14)	(0.14)	3,872,853	—

Year ended May 31, 2008	51.05	1.56	5.63	0.06		7.25	(1.68)	—	—	(1.68)	56.62	14.38	14.27	0.91	0.91	2.74	2.74	2,564,672	—

July 11, 2006* through May 31, 2007	70.00	2.21	(20.09)	—		(17.88)	(1.07)	—	—	(1.07)	51.05	(25.72)	(25.76)	0.96	0.95	4.33	4.35	941,936	—

UltraShort Russell3000
June 30, 2009* through May 31, 2010	40.00	(0.22)	(15.95)	0.01		(16.16)	—	—	—	—	23.84	(40.38)	(40.43)	2.17	0.95	(2.08)	(0.86)	2,385	—

*Commencement of investment operations.

484	:: proshares.com :: Financial Highlights

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
UltraShort MidCap400
Year ended May 31, 2010	$39.02	$(0.21)	$(20.25)	$—	(h)	$(20.46)	$—	$—	$—	$—	$18.56	(52.43)%	(52.33)%	1.14%	0.95%	(1.03)%	(0.85)%	$43,141	—%

Year ended May 31, 2009	49.07	0.17	13.96	0.04		14.17	(0.37)	(23.85)	—	(24.22)	39.02	9.02	8.63	1.03	0.95	0.19	0.27	61,460	—

Year ended May 31, 2008	49.34	1.71	0.07	0.02		1.80	(2.07)	—	—	(2.07)	49.07	3.26	3.47	0.98	0.95	3.02	3.05	180,341	—

July 11, 2006* through May 31, 2007	70.00	2.31	(21.45)	—		(19.14)	(1.52)	—	—	(1.52)	49.34	(27.71)	(27.83)	1.05	0.95	4.29	4.39	188,742	—

UltraShort SmallCap600
Year ended May 31, 2010	47.10	(0.24)	(25.46)	—	(h)	(25.70)	—	—	—	—	21.40	(54.56)	(54.78)	1.36	0.95	(1.25)	(0.84)	19,264	—

Year ended May 31, 2009	65.94	0.24	9.84	0.08		10.16	(0.39)	(28.61)	—	(29.00)	47.10	0.75	0.81	1.11	0.95	0.15	0.31	24,725	—

Year ended May 31, 2008	59.13	1.93	6.92(i )	0.04		8.89	(2.08)	—	—	(2.08)	65.94	15.08	15.14	1.09	0.95	2.55	2.69	64,291	—

January 23, 2007* through May 31, 2007	70.00	1.03	(11.90)	—		(10.87)	—	—	—	—	59.13	(15.53)	(15.23)	1.59	0.95	3.87	4.51	22,174	—

UltraShort Russell2000
Year ended May 31, 2010	44.84	(0.22)	(24.25)	0.01		(24.46)	—	—	—	—	20.38	(54.56)	(54.78)	1.04	0.95	(0.93)	(0.84)	469,252	—

Year ended May 31, 2009	68.11	0.23	1.89	0.06		2.18	(0.44)	(25.01)	—	(25.45)	44.84	(10.64)	(9.70)	1.02	0.95	0.24	0.31	578,467	—

Year ended May 31, 2008	61.00	1.91	6.81 (i)	0.04		8.76	(1.65)	—	—	(1.65)	68.11	14.39	13.81	1.02	0.95	2.53	2.60	1,169,737	—

January 23, 2007* through May 31, 2007	70.00	0.95	(9.95)	—		(9.00)	—	—	—	—	61.00	(12.86)	(13.04)	1.08	0.95	4.02	4.15	210,461	—

*Commencement of investment operations.

Financial Highlights :: proshares.com ::	485

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
UltraPro Short QQQ®
February 9, 2010* through May 31, 2010	$80.00	$(0.15)	$(18.03)	$—		$(18.18)	$—	$—	$—	$—	$61.82	(22.73)%	(22.66)%	1.86%	0.95%	(1.73)%	(0.82)%	$27,818	—%

UltraPro Short Dow30SM
February 9, 2010* through May 31, 2010	80.00	(0.16)	(7.99)	—		(8.15)	—	—	—	—	71.85	(10.18)	(10.04)	2.15	0.95	(2.02)	(0.83)	10,778	—

UltraPro Short S&P500®
June 23, 2009* through May 31, 2010	80.00	(0.29)	(45.08)	0.01		(45.36)	—	—	—	—	34.64	(56.70)	(56.80)	1.01	0.95	(0.91)	(0.86)	249,373	—

UltraPro Short MidCap400
February 9, 2010* through May 31, 2010	80.00	(0.14)	(24.34)	—		(24.48)	—	—	—	—	55.52	(30.60)	(30.69)	2.74	0.95	(2.63)	(0.84)	5,552	—

UltraPro Short Russell2000
February 9, 2010* through May 31, 2010	80.00	(0.13)	(29.61)	—		(29.74)	—	—	—	—	50.26	(37.18)	(37.21)	2.12	0.95	(1.99)	(0.82)	15,077	—

UltraShort Russell1000 Value
Year ended May 31, 2010	84.91	(0.47)	(35.82)	—	(h)	(36.29)	—	—	—	—	48.62	(42.74)	(42.11)	1.96	0.95	(1.85)	(0.84)	10,939	—

Year ended May 31, 2009	80.43	(0.24)	14.77(i )	0.14		14.67	(0.66)	(9.53)	—	(10.19)	84.91	15.10	14.12	1.45	0.95	(0.71)	(0.21)	12,736	—

Year ended May 31, 2008	64.88	2.30	15.55	0.06		17.91	(2.36)	—	—	(2.36)	80.43	28.19	28.22	1.93	0.95	2.00	2.98	6,033	—

February 20, 2007* through May 31, 2007	70.00	0.87	(5.99)	—		(5.12)	—	—	—	—	64.88	(7.31)	(7.70)	2.37	0.95	3.03	4.45	4,866	—

*Commencement of investment operations.

486	:: proshares.com :: Financial Highlights

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
UltraShort Russell1000 Growth
Year ended May 31, 2010	$57.50	$(0.34)	$(22.01)		$0.01	$(22.34)	$—	$—	$—	$—	$35.16	(38.86)%	(38.64)%	1.89%	0.95%	(1.78)%	(0.85)%	$10,548	—%

Year ended May 31, 2009	63.00	(0.12)	27.87		0.07	27.82	(0.36)	(32.96)	—	(33.32)	57.50	26.02	25.79	1.38	0.95	(0.57)	(0.14)	17,251	—

Year ended May 31, 2008	65.07	1.92	(1.29	)(i)	0.03	0.66	(2.73)	—	—	(2.73)	63.00	0.75	1.11	1.50	0.95	2.28	2.83	14,175	—

February 20, 2007* through May 31, 2007	70.00	0.88	(5.81)		—	(4.93)	—	—	—	—	65.07	(7.04)	(7.46)	2.36	0.95	3.03	4.44	4,881	—

UltraShort Russell MidCap Value
Year ended May 31, 2010	54.48	(0.25)	(28.49)		0.01	(28.73)	—	(3.60)	—	(3.60)	22.15	(56.07)	(56.50)	3.54	0.95	(3.43)	(0.84)	3,322	—

Year ended May 31, 2009	78.38	(0.30)	32.17		0.03	31.90	(0.38)	(55.42)	—	(55.80)	54.48	14.54	13.85	2.51	0.95	(1.86)	(0.30)	4,086	—

Year ended May 31, 2008	65.74	2.33	14.04		—	16.37	(3.07)	(0.66)	—	(3.73)	78.38	25.08	31.85	2.05	0.95	1.75	2.85	5,879	—

February 20, 2007* through May 31, 2007	70.00	0.89	(5.15)		—	(4.26)	—	—	—	—	65.74	(6.09)	(5.79)	2.37	0.95	3.12	4.53	4,931	—

UltraShort Russell MidCap Growth
Year ended May 31, 2010	45.39	(0.24)	(22.07)		0.01	(22.30)	—	—	—	—	23.09	(49.14)	(49.35)	2.48	0.95	(2.38)	(0.84)	5,195	—

Year ended May 31, 2009	60.74	0.18	35.77		0.04	35.99	(0.56)	(50.78)	—	(51.34)	45.39	21.03	21.38	1.78	0.95	(0.61)	0.22	6,809	—

Year ended May 31, 2008	64.41	1.84	(2.15)		0.05	(0.26)	(3.41)	—	—	(3.41)	60.74	(0.82)	(0.88)	1.92	0.95	1.75	2.72	13,666	—

February 20, 2007* through May 31, 2007	70.00	0.89	(6.48)		—	(5.59)	—	—	—	—	64.41	(7.99)	(7.86)	1.99	0.95	3.51	4.55	4,831	—

*Commencement of investment operations.

Financial Highlights :: proshares.com ::	487

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
UltraShort Russell2000 Value
Year ended May 31, 2010	$49.23	$(0.25)	$(28.02)		$—	(h)	$(28.27)	$—	$—	$—	$—	$20.96	(57.42)%	(57.68)%	1.85%	0.95%	(1.74)%	(0.84)%	$7,862	—%

Year ended May 31, 2009	84.13	0.07	(3.93	)(i)	0.09		(3.77)	(0.59)	(30.54)	—	(31.13)	49.23	(16.68)	(16.36)	1.46	0.95	(0.43)	0.08	14,768	—

Year ended May 31, 2008	68.66	2.40	16.30	(i)	0.07		18.77	(3.22)	(0.08)	—	(3.30)	84.13	27.75	27.63	1.26	0.95	2.34	2.65	25,238	—

February 20, 2007* through May 31, 2007	70.00	0.96	(2.30)		—		(1.34)	—	—	—	—	68.66	(1.91)	(1.61)	2.12	0.95	3.59	4.76	5,150	—

UltraShort Russell2000 Growth
Year ended May 31, 2010	38.11	(0.18)	(17.94)		—	(h)	(18.12)	—	(3.29)	—	(3.29)	16.70	(51.35)	(51.60)	1.80	0.95	(1.69)	(0.84)	12,525	—

Year ended May 31, 2009	66.55	0.26	17.55		0.05		17.86	(0.56)	(45.74)	—	(46.30)	38.11	(1.51)	(1.08)	1.61	0.95	(0.31)	0.35	11,432	—

Year ended May 31, 2008	65.55	2.01	1.15	(i)	0.02		3.18	(2.18)	—	—	(2.18)	66.55	4.76	4.50	1.24	0.95	2.45	2.74	44,922	—

February 20, 2007* through May 31, 2007	70.00	0.92	(5.37)		—		(4.45)	—	—	—	—	65.55	(6.36)	(6.17)	1.78	0.95	3.84	4.66	14,750	—

Short Basic Materials
March 16, 2010* through May 31, 2010	50.00	(0.09)	3.51		0.01		3.43	—	—	—	—	53.43	6.86	5.98	3.52	0.95	(3.39)	(0.82)	5,343	—

Short Financials
Year ended May 31, 2010	56.71	(0.39)	(14.39)		—	(h)	(14.78)	—	—	—	—	41.93	(26.06)	(26.19)	1.04	0.95	(0.94)	(0.85)	103,783	—

June 10, 2008* through May 31, 2009	70.00	(0.42)	(9.29)		—	(h)	(9.71)	(0.14)	(3.44)	—	(3.58)	56.71	(15.41)	(15.20)	1.19	0.95	(0.81)	(0.57)	157,371	—

*Commencement of investment operations.

488	:: proshares.com :: Financial Highlights

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
Short KBW Regional Banking
April 20, 2010* through May 31, 2010	$60.00	$(0.06)	$5.60	$0.01		$5.55	$—	$—	$—	$—	$65.55	9.25%	9.35%	3.40%	0.95%	(3.27)%	(0.82)%	$19,665	—%

Short Oil & Gas
Year ended May 31, 2010	59.14	(0.46)	(4.62)	—	(h)	(5.08)	—	—	—	—	54.06	(8.59)	(8.86)	1.81	0.95	(1.73)	(0.87)	12,164	—

June 10, 2008* through May 31, 2009	70.00	0.15	13.47	0.01		13.63	(0.20)	(24.29)	—	(24.49)	59.14	12.66	13.04	1.70	0.95	(0.55)	0.20	4,435	—

Short Real Estate
March 16, 2010* through May 31, 2010	50.00	(0.08)	(1.79)	0.01		(1.86)	—	—	—	—	48.14	(3.72)	(4.12)	3.68	0.95	(3.54)	(0.82)	4,814	—

UltraShort Basic Materials
Year ended May 31, 2010(k)	88.93	(0.41)	(48.79)	0.03		(49.17)	—	—	—	—	39.76	(55.30)	(55.66)	1.05	0.95	(0.94)	(0.84)	131,792	—

Year ended May 31, 2009(k)	142.62	0.85	79.28	0.29		80.42	(1.21)	(132.90)	—	(134.11)	88.93	1.25	1.23	1.01	0.95	0.37	0.43	62,692	—

Year ended May 31, 2008(k)	265.38	4.10	(118.26)	0.28		(113.88)	(8.88)	—	—	(8.88)	142.62	(44.32)	(43.75)	1.08	0.95	2.07	2.20	205,366	—

January 30, 2007* through May 31, 2007(k)	350.00	4.79	(89.41)	—		(84.62)	—	—	—	—	265.38	(24.17)	(24.54)	2.00	0.95	3.64	4.69	7,961	—

UltraShort Consumer Goods
Year ended May 31, 2010	65.58	(0.39)	(24.71)	0.01		(25.09)	—	—	—	—	40.49	(38.26)	(38.31)	1.49	0.95	(1.38)	(0.84)	15,184	—

Year ended May 31, 2009	68.96	0.04	15.73	0.07		15.84	(0.36)	(18.86)	—	(19.22)	65.58	18.16	17.50	1.19	0.95	(0.19)	0.05	19,674	—

Year ended May 31, 2008	64.74	1.84	4.90	0.03		6.77	(2.55)	—	—	(2.55)	68.96	10.70	11.15	1.38	0.95	2.29	2.72	25,861	—

January 30, 2007* through May 31, 2007	70.00	1.02	(6.28)	—		(5.26)	—	—	—	—	64.74	(7.51)	(7.57)	1.91	0.95	3.52	4.47	9,711	—

*Commencement of investment operations.

Financial Highlights :: proshares.com ::	489

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
UltraShort Consumer Services
Year ended May 31, 2010	$64.37	$(0.37)	$(32.97)		$0.01		$(33.33)	$—	$—	$—	$—	$31.04	(51.78)%	(51.73)%	1.15%	0.95%	(1.03)%	(0.83)%	$32,595	—%

Year ended May 31, 2009	83.90	0.02	14.66		0.10		14.78	(0.40)	(33.91)	—	(34.31)	64.37	5.04	4.78	1.03	0.95	(0.06)	0.02	72,413	—

Year ended May 31, 2008	67.48	1.83	19.97	(i)	0.06		21.86	(3.06)	(2.38)	—	(5.44)	83.90	32.97	33.27	1.15	0.95	1.87	2.07	100,678	—

January 30, 2007* through May 31, 2007	70.00	1.06	(3.58)		—		(2.52)	—	—	—	—	67.48	(3.60)	(3.70)	1.94	0.95	3.56	4.55	5,601	—

UltraShort Financials
Year ended May 31, 2010	41.38	(0.22)	(20.05)		0.01		(20.26)	—	—	—	—	21.12	(48.97)	(49.24)	0.96	0.95	(0.86)	(0.85)	598,763	—

Year ended May 31, 2009	110.16	0.40	(69.01	)(i)	0.18		(68.43)	(0.35)	—	—	(0.35)	41.38	(62.32)	(62.28)	0.95	0.95	0.38	0.38	1,204,273	—

Year ended May 31, 2008	68.14	2.28	41.76		0.08		44.12	(2.10)	—	—	(2.10)	110.16	65.66	66.41	0.96	0.95	2.24	2.25	2,164,712	—

January 30, 2007* through May 31, 2007	70.00	1.01	(2.87)		—		(1.86)	—	—	—	—	68.14	(2.66)	(2.86)	1.30	0.95	3.92	4.27	56,213	—

UltraShort Health Care
Year ended May 31, 2010	54.82	(0.34)	(16.46)		—	(h)	(16.80)	—	—	—	—	38.02	(30.66)	(32.07)	2.52	0.95	(2.41)	(0.84)	5,703	—

Year ended May 31, 2009	77.46	0.01	7.52	(i)	0.03		7.56	(0.55)	(29.65)	—	(30.20)	54.82	5.26	8.06	1.78	0.95	(0.81)	0.02	12,336	—

Year ended May 31, 2008	63.76	2.15	14.54		—		16.69	(2.99)	—	—	(2.99)	77.46	26.90	32.49	1.63	0.95	2.34	3.02	11,619	—

January 30, 2007* through May 31, 2007	70.00	1.02	(7.26)		—		(6.24)	—	—	—	—	63.76	(8.91)	(9.09)	1.91	0.95	3.53	4.49	9,564	—

*Commencement of investment operations.

490	:: proshares.com :: Financial Highlights

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
UltraShort Industrials
Year ended May 31, 2010	$43.33	$(0.23)	$(22.46)		$0.01	$(22.68)	$—	$—	$—	$—	$20.65	(52.34)%	(52.12)%	1.42%	0.95%	(1.30)%	(0.83)%	$13,937	—%

Year ended May 31, 2009	54.08	0.12	37.23		0.06	37.41	(0.31)	(47.85)	—	(48.16)	43.33	43.35	42.30	1.09	0.95	0.03	0.16	35,750	—

Year ended May 31, 2008	56.92	1.46	(2.09)		0.07	(0.56)	(2.28)	—	—	(2.28)	54.08	(1.09)	(0.87)	1.36	0.95	2.03	2.44	28,394	—

January 30, 2007* through May 31, 2007	70.00	1.00	(14.08)		—	(13.08)	—	—	—	—	56.92	(18.69)	(18.64)	2.00	0.95	3.57	4.62	4,269	—

UltraShort Nasdaq Biotechnology
April 7, 2010* through May 31, 2010	60.00	(0.08)	14.66		0.01	14.59	—	—	—	—	74.59	24.32	23.17	3.56	0.95	(3.42)	(0.81)	7,459	—

UltraShort Oil & Gas
Year ended May 31, 2010(k)	86.61	(0.61)	(17.00)		0.02	(17.59)	—	—	—	—	69.02	(20.30)	(19.67)	1.00	0.95	(0.91)	(0.86)	137,688	—

Year ended May 31, 2009(k)	143.61	1.00	(17.55	)(i)	0.17	(16.38)	(1.30)	(39.32)	—	(40.62)	86.61	(22.80)	(23.55)	0.95	0.95	0.62	0.62	219,567	—

Year ended May 31, 2008(k)	254.96	3.11	(109.64)		0.11	(106.42)	(4.93)	—	—	(4.93)	143.61	(42.37)	(42.21)	0.99	0.95	1.78	1.82	2,328,579	—

January 30, 2007* through May 31, 2007(k)	350.00	4.70	(99.74)		—	(95.04)	—	—	—	—	254.96	(27.16)	(27.16)	1.59	0.95	3.87	4.51	30,595	—

UltraShort Real Estate
Year ended May 31, 2010(k)	97.42	(0.40)	(69.65)		0.01	(70.04)	—	—	—	—	27.38	(71.90)	(72.07)	0.97	0.95	(0.86)	(0.85)	439,024	—

Year ended May 31, 2009(k)	422.22	(0.28)	(299.38)		0.34	(299.32)	(2.65)	(22.83)	—	(25.48)	97.42	(74.95)	(74.96)	0.96	0.95	(0.11)	(0.10)	1,239,185	—

Year ended May 31, 2008(k)	383.64	13.29	33.09	(i)	0.44	46.82	(8.24)	—	—	(8.24)	422.22	12.03	12.33	0.98	0.95	2.66	2.69	804,324	—

January 30, 2007* through May 31, 2007(k)	350.00	5.48	28.16		—	33.64	—	—	—	—	383.64	9.61	9.90	1.24	0.95	4.00	4.29	97,829	—

*Commencement of investment operations.

Financial Highlights :: proshares.com ::	491

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
UltraShort Semiconductors
Year ended May 31, 2010	$38.37	$(0.18)	$(21.88)		$0.01		$(22.05)	$—	$—	$—	$—	$16.32	(57.47)%	(57.78)%	1.31%	0.95%	(1.19)%	(0.83)%	$24,477	—%

Year ended May 31, 2009	55.39	0.03	25.61		0.08		25.72	(0.39)	(42.35)	—	(42.74)	38.37	3.64	4.01	1.25	0.95	(0.26)	0.04	34,531	—

Year ended May 31, 2008	61.64	1.69	(5.48)		0.05		(3.74)	(2.51)	—	—	(2.51)	55.39	(6.11)	(5.58)	1.46	0.95	2.13	2.64	24,925	—

January 30, 2007* through May 31, 2007	70.00	1.00	(9.36)		—		(8.36)	—	—	—	—	61.64	(11.94)	(12.16)	1.94	0.95	3.57	4.55	9,246	—

UltraShort Technology
Year ended May 31, 2010	44.11	(0.22)	(21.10)		—	(h)	(21.32)	—	—	—	—	22.79	(48.33)	(48.20)	1.37	0.95	(1.26)	(0.84)	22,224	—

Year ended May 31, 2009	54.22	(0.04)	16.87		0.03		16.86	(0.51)	(26.46)	—	(26.97)	44.11	7.97	7.36	1.13	0.95	(0.23)	(0.05)	36,391	—

Year ended May 31, 2008	63.03	1.42	(7.45)		0.05		(5.98)	(2.83)	—	—	(2.83)	54.22	(9.69)	(9.66)	1.22	0.95	1.93	2.20	40,668	—

January 30, 2007* through May 31, 2007	70.00	1.06	(8.03)		—		(6.97)	—	—	—	—	63.03	(9.96)	(9.71)	1.95	0.95	3.56	4.55	4,727	—

UltraShort Telecommunications
Year ended May 31, 2010	31.00	(0.15)	(7.30)		—	(h)	(7.45)	(0.11)	(9.47)	—	(9.58)	13.97	(32.03)	(34.04)	7.05	0.95	(6.95)	(0.85)	2,095	—

Year ended May 31, 2009	53.57	0.18	11.10		0.01		11.29	(0.58)	(33.28)	—	(33.86)	31.00	(2.77)	(0.82)	2.24	0.95	(1.03)	0.27	2,325	—

March 25, 2008* through May 31, 2008	70.00	0.14	(16.59	)(i)	0.02		(16.43)	—	—	—	—	53.57	(23.47)	(23.74)	3.21	0.95	(1.01)	1.25	8,036	—
*Commencement of investment operations.

492	:: proshares.com :: Financial Highlights

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
UltraShort Utilities
Year ended May 31, 2010	$41.06	$(0.21)	$(10.83)	$—	(h)	$(11.04)	$(0.09)	$(7.74)	$—	$(7.83)	$22.19	(30.14)%	(31.40)%	2.23%	0.95%	(2.13)%	(0.85)%	$6,656	—%

Year ended May 31, 2009	50.89	0.03	23.24	0.03		23.30	(0.31)	(32.82)	—	(33.13)	41.06	41.38	42.53	2.21	0.95	(1.20)	0.05	12,318	—

Year ended May 31, 2008	54.43	1.81	(3.46)	0.05		(1.60)	(1.94)	—	—	(1.94)	50.89	(3.36)	(3.16)	1.43	0.95	2.70	3.18	19,085	—

January 30, 2007* through May 31, 2007	70.00	0.88	(16.45)	—	(h)	(15.57)	—	—	—	—	54.43	(22.24)	(22.39)	2.00	0.95	3.44	4.49	16,330	—

Short MSCI EAFE
Year ended May 31, 2010	73.29	(0.53)	(8.46)	0.03		(8.96)	—	—	—	—	64.33	(12.23)	(12.48)	1.15	0.95	(1.05)	(0.85)	164,029	—

Year ended May 31, 2009	73.63	(0.31)	16.49 (i)	0.04		16.22	(0.32)	(16.24)	—	(16.56)	73.29	18.01	18.21	1.15	0.95	(0.53)	(0.33)	60,461	—

October 23, 2007* through May 31, 2008	70.00	1.06	3.07	0.02		4.15	(0.52)	—	—	(0.52)	73.63	5.92	6.05	1.90	0.95	1.38	2.33	11,044	—

Short MSCI Emerging Markets
Year ended May 31, 2010	52.10	(0.35)	(11.75)	0.01		(12.09)	—	—	—	—	40.01	(23.21)	(22.70)	1.05	0.95	(0.96)	(0.86)	303,109	—

Year ended May 31, 2009	69.46	0.03	(9.34)	0.05		(9.26)	(0.44)	(7.66)	—	(8.10)	52.10	(17.55)	(16.71)	1.19	0.95	(0.21)	0.03	54,701	—

October 30, 2007* through May 31, 2008	70.00	0.82	(0.74)	0.01		0.09	(0.63)	—	—	(0.63)	69.46	0.06	(0.59)	1.48	0.95	1.35	1.88	52,094	—

Short FTSE/Xinhua China 25
March 16, 2010* through May 31, 2010	50.00	(0.08)	0.62	0.01		0.55	—	—	—	—	50.55	1.10	2.00	3.41	0.95	(3.27)	(0.81)	7,582	—

*Commencement of investment operations.

Financial Highlights :: proshares.com ::	493

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
UltraShort MSCI EAFE
Year ended May 31, 2010	$62.45	$(0.37)	$(16.76)		$0.02	$(17.11)	$—	$—	$—	$—	$45.34	(27.40)%	(27.48)%	1.29%	0.95%	(1.18)%	(0.84)%	$47,603	—%

Year ended May 31, 2009	74.55	0.05	12.34		0.15	12.54	(0.53)	(24.11)	—	(24.64)	62.45	4.39	4.27	1.11	0.95	(0.11)	0.05	56,206	—

October 23, 2007* through May 31, 2008	70.00	0.97	3.92(i	)	0.07	4.96	(0.41)	—	—	(0.41)	74.55	7.06	7.29	1.20	0.95	1.70	1.95	67,097	—

UltraShort MSCI Emerging Markets
Year ended May 31, 2010(k)	103.80	(0.55)	(47.83)		0.04	(48.34)	—	—	—	—	55.46	(46.57)	(45.68)	1.05	0.95	(0.95)	(0.85)	231,238	—

Year ended May 31, 2009(k)	316.77	(0.15)	(193.65)		0.51	(193.29)	(2.69)	(16.99)	—	(19.68)	103.80	(65.89)	(65.53)	1.08	0.95	(0.17)	(0.04)	207,075	—

October 30, 2007* through May 31, 2008(k)	350.00	4.25	(35.07)		0.30	(30.52)	(2.71)	—	—	(2.71)	316.77	(8.87)	(9.60)	1.01	0.95	1.87	1.93	275,590	—

UltraShort MSCI Europe
June 16, 2009* through May 31, 2010	40.00	(0.19)	(13.12	)(i)	0.06	(13.25)	—	—	—	—	26.75	(33.13)	(33.75)	1.29	0.95	(1.17)	(0.83)	187,242	—

UltraShort MSCI Pacific ex-Japan
June 16, 2009* through May 31, 2010	40.00	(0.17)	(18.35)		0.03	(18.49)	—	—	—	—	21.51	(46.23)	(48.00)	3.01	0.95	(2.90)	(0.84)	3,226	—

UltraShort MSCI Brazil
June 16, 2009* through May 31, 2010	60.00	(0.21)	(34.01)		0.02	(34.20)	—	—	—	—	25.80	(57.00)	(54.13)	1.51	0.95	(1.40)	(0.84)	42,577	—

*Commencement of investment operations.

494	:: proshares.com :: Financial Highlights

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
UltraShort FTSE/Xinhua China 25
Year ended May 31, 2010(k)	$68.15	$(0.38)	$(25.59)	$—	(h)	$(25.97)	$—	$—	$—	$—	$42.18	(38.11)%	(38.21)%	1.03%	0.95%	(0.94)%	(0.86)%	$400,477	—%

Year ended May 31, 2009(k)	337.84	0.66	(267.53)	0.30		(266.57)	(3.12)	—	—	(3.12)	68.15	(79.69)	(79.68)	1.02	0.95	0.18	0.25	169,686	—

November 6, 2007* through May 31, 2008(k)	350.00	4.89	(15.06)	0.41		(9.76)	(2.40)	—	—	(2.40)	337.84	(2.91)	(2.78)	1.05	0.95	2.06	2.16	673,999	—

UltraShort MSCI Japan
Year ended May 31, 2010	58.79	(0.41)	(9.22)	0.01		(9.62)	—	—	—	—	49.17	(16.36)	(16.81)	1.95	0.95	(1.85)	(0.85)	14,752	—

Year ended May 31, 2009	68.59	0.12	2.56	0.05		2.73	(0.40)	(12.13)	—	(12.53)	58.79	(0.56)	(0.11)	1.82	0.95	(0.75)	0.13	13,228	—

November 6, 2007* through May 31, 2008	70.00	0.95	(1.65)	0.03		(0.67)	(0.74)	—	—	(0.74)	68.59	(1.10)	(0.98)	2.15	0.95	0.93	2.13	20,576	—

UltraShort MSCI Mexico Investable Market
June 16, 2009* through May 31, 2010	60.00	(0.27)	(36.66)	0.03		(36.90)	—	—	—	—	23.10	(61.50)	(59.92)	1.98	0.95	(1.88)	(0.85)	3,465	—

Short 20+ Year Treasury
August 18, 2009* through May 31, 2010	50.00	(0.33)	(4.23)	0.01		(4.55)	—	—	—	—	45.45	(9.10)	(8.96)	1.03	0.95	(0.94)	(0.86)	479,518	—

*Commencement of investment operations.

Financial Highlights :: proshares.com ::	495

ProShares Trust Financial Highlights (continued)

FOR THE PERIODS ENDED MAY 31

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000’s)	Portfolio turnover rate (c)(g)
UltraShort 7-10 Year Treasury
Year ended May 31, 2010	$56.61	$(0.46)	$(9.48)		$0.01	$(9.93)	$—	$—	$—	$—	$46.68	(17.56)%	(17.60)%	0.99%	0.95%	(0.90)%	(0.86)%	$367,630	—%

Year ended May 31, 2009	72.02	(0.32)	(14.91)		0.03	(15.20)	(0.21)	—	—	(0.21)	56.61	(21.13)	(21.45)	1.01	0.95	(0.63)	(0.57)	445,822	—

April 29, 2008* through May 31, 2008	70.00	0.06	1.93		0.03	2.02	—	—	—	—	72.02	2.89	3.23	3.55	0.95	(1.66)	0.94	32,410	—

UltraShort 20+ Year Treasury
Year ended May 31, 2010	52.48	(0.42)	(11.95)		0.02	(12.35)	—	—	—	—	40.13	(23.55)	(23.48)	0.95	0.95	(0.87)	(0.87)	5,158,951	—

Year ended May 31, 2009	72.34	(0.34)	(19.38	)(i)	0.03	(19.69)	(0.17)	—	—	(0.17)	52.48	(27.25)	(27.43)	0.97	0.95	(0.73)	(0.71)	4,058,210	—

April 29, 2008* through May 31, 2008	70.00	0.05	2.25		0.04	2.34	—	—	—	—	72.34	3.34	3.89	2.37	0.95	(0.62)	0.80	92,227	—

Credit Suisse 130/30
July 13, 2009* through May 31, 2010	40.00	0.38	9.63		0.02	10.03	(0.24)	—	—	(0.24)	49.79	25.08	25.71	1.60	0.95	0.23	0.87	54,770	101

*Commencement of investment operations.

496	:: proshares.com :: Financial Highlights

ProShares Trust Notes to Financial Highlights:

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units. Prior to the fiscal year ended May 31, 2008, these amounts were included under the caption “Net realized and unrealized gains (losses) on investments.”
(c)	Not annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by trading that occurs on the NYSE Arca (prior to November 12, 2008, trading occurred on the American Stock Exchange). Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.
(h)	Per share amount is less than $0.005.
(i)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
(j)	Less than 0.5%.
(k)	Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective April 15, 2010.
(l)	Per share amounts have been restated on a retroactive basis to reflect a 1:10 reverse stock split effective April 15, 2010.
(m)	Less than 0.005%.

Investment Company Act file number 811-21114

ProShares®

ProShares Trust

7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814

866.PRO.5125    866.776.5125

proshares.com

You can find additional information about the Funds in their current Statement of Additional Information (“SAI”), dated October 1, 2010, as supplemented cumulatively through April 18, 2011, and most recent report to shareholders, dated May 31, 2010, which have been filed electronically with the Securities and Exchange Commission (“SEC”) and which are incorporated by reference into, and are legally a part of, this Prospectus. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. A copy of the SAI, annual and semi-annual reports are available, free of charge, online at proshares.com. You may also receive a free copy of the SAI or make inquiries to ProShares by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.

You can find other information about ProShares on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about ProShares, including their SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090.

© 2010 ProShare Advisors LLC. All rights reserved.	OCT10RV3